FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-11

November 6, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$820,603,933

(Approximate Mortgage Pool Balance)

$758,032,000

(Offered Certificates)

GS Mortgage Securities Trust 2015-GS1

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2015-GS1

Goldman Sachs Mortgage Company

Cantor Commercial Real Estate Lending, L.P.

As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.
Lead Manager and Sole Bookrunner

Cantor Fitzgerald & Co.	Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-191331) (the “Base Prospectus”) and a separate free writing prospectus (the “Free Writing Prospectus”) each anticipated to be dated November 9, 2015. The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading ”Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co., Cantor Fitzgerald & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER NEW HAMPSHIRE REVISED STATUTES ANNOTATED, CHAPTER 421-B (“RSA 421-B”) WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$29,163,000		30.000	%(5)	[ ]%	(6)	2.86	12/15 – 11/20
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$200,000,000		30.000	%(5)	[ ]%	(6)	9.82	09/25 – 10/25
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$297,565,000		30.000	%(5)	[ ]%	(6)	9.91	10/25 – 11/25
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$47,694,000		30.000	%(5)	[ ]%	(6)	7.44	11/20 – 09/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$625,710,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$43,082,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa2(sf) / AAAsf / AAA(sf)	$51,288,000	(10)	23.750%		[ ]%	(6)(11)	9.94	11/25 – 11/25
Class B(9)	A1(sf) / AA-sf / AA-(sf)	$43,082,000	(10)	18.500%		[ ]%	(6)(11)	9.94	11/25 – 11/25
Class PEZ(9)	NR / A-sf / A-(sf)	$141,554,000	(10)	12.750	%(12)	(11)	(11)	9.94	11/25 – 11/25
Class C(9)	NR / A-sf / A-(sf)	$47,184,000	(10)	12.750	%(12)	[ ]%	(6)(11)	9.94	11/25 – 11/25
Class D	NR / BBB-sf / BBB-(sf)	$42,056,000		7.625%		[ ]%	(6)	9.94	11/25 – 11/25
Class X-D	NR / BBB-sf / BBB-(sf)	$42,056,000	(7)	N/A		[ ]%	Variable IO(8)	N/A	N/A

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class E	NR / BB-sf / BB-(sf)	$20,515,000	5.125%	[ ]%	(6)	9.94	11/25 – 11/25
Class F	NR / B-sf / B-(sf)	$8,207,000	4.125%	[ ]%	(6)	9.94	11/25 – 11/25
Class G	NR / NR / NR	$33,849,932	0.000%	[ ]%	(6)	9.94	11/25 – 11/25
Class R(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments prior to the maturity date, as applicable, for each mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate described in clause (ii), or (iv) the rate described in clause (ii) less a fixed percentage.

(7)	The Class X-A, Class X-B and Class X-D certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3 and Class A-AB certificates and the Class A-S trust component. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component. The notional amount of the Class X-D certificates will be equal to the certificate principal amount of the Class D certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)

(8)	The pass-through rate of the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate of the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class D certificates, as described in the Free Writing Prospectus.

(9)	The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $51,288,000, $43,082,000 and $47,184,000, respectively. The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-S, Class B, and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components. The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of the Class A-S, Class B, Class PEZ and Class C certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date, if any.

(11)	The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(12)	The initial credit support percentages for the Class C and Class PEZ certificates are equal to the initial credit support percentages of the underlying Class C trust component.

(13)	The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$820,603,933
Number of Mortgage Loans	39
Number of Mortgaged Properties	69
Average Cut-off Date Mortgage Loan Balance	$21,041,126
Weighted Average Mortgage Interest Rate	4.4410%
Weighted Average Remaining Term to Maturity (months)	119
Weighted Average Remaining Amortization Term (months)(3)	358
Weighted Average Cut-off Date LTV Ratio(4)	59.1%
Weighted Average Maturity Date LTV Ratio(5)	51.8%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	1.99x
Weighted Average Debt Yield on Underwritten NOI(7)	11.0%
% of Mortgage Loans with Subordinate Debt(8)	12.2%
% of Mortgaged Properties with Single Tenants	12.3%

(1)	Each of the 590 Madison Avenue, South Plains Mall, Westin Boston Waterfront, Element LA, Glenbrook Square, Hammons Hotel Portfolio, GSA Portfolio and DoubleTree Hotel Universal mortgage loans has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/Room/Unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. The 590 Madison Avenue mortgage loan also has a related subordinate companion loan and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF calculations presented in this Term Sheet with respect to the 590 Madison Avenue mortgage loan are calculated without regard to the related subordinate companion loan. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to three mortgage loans (one of which is secured by a portfolio of mortgaged properties) representing approximately 10.1% of the initial pool balance, the respective Cut-off Date LTV Ratio was calculated using (i) an “as-is” appraised value plus capital deduction, (ii) an ”as-is” appraised value plus related property improvement plan (“PIP”) costs or (iii) an “as-is” appraised value plus a reserve for deferred maintenance. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making such adjustments is 59.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to nine mortgage loans, representing approximately 39.6% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value instead of the related “as-is” appraised value. With respect to one mortgage loan, representing approximately 2.3% of the initial pool balance, the respective Maturity Date LTV Ratio was calculated using the “as-is” appraised value plus a reserve for deferred maintenance. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 53.2%. See ”Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)	The 590 Madison Avenue mortgage loan has a subordinate companion loan that is generally subordinate in right of payment to the 590 Madison Avenue mortgage loan (the “590 Madison Subordinate Companion Loan”). The 590 Madison Avenue Subordinate Companion Loan has a principal balance as of the Cut-off Date of approximately $280,634,000 and is expected to be included in the GSMS 2015-590M securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and ”Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Goldman, Sachs & Co.

Co-Managers:	Cantor Fitzgerald & Co. Drexel Hamilton, LLC

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$820,603,933

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicer:	Wells Fargo Bank, National Association

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wilmington Trust, National Association

Operating Advisor:	Situs Holdings, LLC

Pricing:	Week of November 9, 2015

Closing Date:	December 1, 2015

Cut-off Date:	For each mortgage loan, the related due date for such mortgage loan in November 2015 (or, in the case of any mortgage loan that has its first due date in December 2015, the date that would have been its due date in November 2015 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day

Distribution Date:	The 4th business day after the Determination Date, commencing in December 2015

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	November 2048

Cleanup Call:	1.0%

Minimum Denominations:

$10,000 minimum for the offered certificates (except with respect to the Class X-A, Class X-B and Class X-D certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

TRANSACTION HIGHLIGHTS

■	$820,603,932 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 39 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $820,603,933 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $21,041,126 and are secured by 69 mortgaged properties located throughout 24 states

—	LTV: 59.1% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.99x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 11.0% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-AB

■	Loan Structural Features:

—	Amortization: 61.6% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	28.6% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	33.1% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 64.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 29 mortgage loans representing 52.3% of the Initial Pool Balance

–	Insurance: 22 mortgage loans representing 30.1% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 33 mortgage loans representing 65.0% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 21 mortgage loans representing 59.2% of the portion of the Initial Pool Balance that is secured by retail, office and industrial properties only

—	Predominantly Defeasance: 66.8% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 37.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (34.3% are anchored retail properties)

—	Office: 31.8% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Hospitality: 19.2% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Multifamily: 8.2% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

■	Geographic Diversity: The 69 mortgaged properties are located throughout 24 states with only three states having greater than 10.0% of the allocated Initial Pool Balance: California (16.8%), New York (14.1%) and Texas (12.5%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	25	54	$689,101,180	84.0%
Cantor Commercial Real Estate Lending, L.P.	14	15	131,502,753	16.0
Total	39	69	$820,603,933	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
590 Madison Avenue	$100,000,000	12.2%	Office	1,035,003	$357	3.76x	14.6%	24.6%
South Plains Mall	70,000,000	8.5	Retail	983,517	$203	2.04x	9.2%	54.3%
Westin Boston Waterfront	70,000,000	8.5	Hospitality	793	$258,512	1.87x	12.9%	59.4%
Element LA	70,000,000	8.5	Office	284,037	$591	1.78x	8.5%	57.1%
Glenbrook Square	60,000,000	7.3	Retail	1,005,604	$161	1.55x	9.8%	58.1%
Hammons Hotel Portfolio	45,146,314	5.5	Hospitality	1,869	$133,882	1.68x	12.4%	68.1%
Deerfield Crossing	31,950,000	3.9	Office	320,802	$100	1.62x	11.0%	72.4%
Clover Ridge East	31,500,000	3.8	Multifamily	276	$114,130	1.22x	8.0%	75.0%
Edgewater Crossing Apartments	31,200,000	3.8	Multifamily	266	$117,293	1.41x	8.8%	74.3%
GSA Portfolio	27,384,375	3.3	Office	409,258	$134	1.35x	9.5%	75.0%
Top 10 Total / Wtd. Avg.	$537,180,689	65.5%				2.07x	11.0%	55.9%
Remaining Total / Wtd. Avg.	283,423,244	34.5				1.83x	11.1%	65.3%
Total / Wtd. Avg.	$820,603,933	100.0%				1.99x	11.0%	59.1%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
590 Madison Avenue(2)	$100,000,000	12.2%	2	$269,366,000	$280,634,000	$650,000,000	GSMS 2015-590M	Wells Fargo	AEGON
South Plains Mall	$70,000,000	8.5%	2	$130,000,000	—	$200,000,000	GSMS 2015-GS1	Midland	Wells Fargo
Westin Boston Waterfront	$70,000,000	8.5%	2	$135,000,000	—	$205,000,000	GSMS 2015-GS1	Midland	Wells Fargo
Element LA(3)	$70,000,000	8.5%	2	$98,000,000	—	$168,000,000	(3)	(3)	(3)
Glenbrook Square	$60,000,000	7.3%	1	$102,000,000	—	$162,000,000	GSMS 2015-GS1	Midland	Wells Fargo
Hammons Hotel Portfolio	$45,146,314	5.5%	3	$205,079,002	—	$250,225,315	CGCMT 2015-GC33	Wells Fargo	LNR
GSA Portfolio	$27,384,375	3.3%	1	$27,384,375	—	$54,768,750	GSMS 2015-GS1	Midland	Wells Fargo
DoubleTree Hotel Universal	$19,478,787	2.4%	2	$31,465,734	—	$50,944,521	GSMS 2015-GC34	Wells Fargo	Midland

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan.

(2)	The 590 Madison Avenue mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance of $269,366,000 and one subordinate companion loan with an outstanding principal balance of $280,634,000.

(3)	The Element LA mortgage loan has two pari passu companion loans with an aggregate outstanding principal balance of $98,000,000. One pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $84,000,000 is currently held by Cantor Commercial Real Estate Lending, L.P. (“CCRE”), a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The other pari passu companion loan, with an outstanding principal balance as of the Cut-off Date of $14,000,000, is currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The Element LA whole loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the Element LA companion loan held by CCRE, the Element LA whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Element LA whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
590 Madison Avenue	GSMC	New York	New York	Office	$100,000,000	12.2%	GCCFC 2007-GG9
GSA Portfolio(3)	GSMC	Various	Various	Office	$27,384,375	3.3%	WBCMT 2006-C23
Latham Crossing & Crossroads Plaza	CCRE	Latham	New York	Retail	$15,400,000	1.9%	PNCMA 2000-C1
Extra Space Storage Gaithersburg	GSMC	Gaithersburg	Maryland	Self Storage	$9,000,000	1.1%	GECMC 2006-C1
City Plaza I, II & III	CCRE	Granger	Indiana	Retail	$8,250,000	1.0%	MSC 2006-HQ9
Walkers Village Shopping Center	GSMC	Walkersville	Maryland	Retail	$7,700,000	0.9%	MSC 2005-IQ10
Shaw’s Littleton, NH	CCRE	Littleton	New Hampshire	Retail	$7,500,000	0.9%	CD 2006-CD2
1300 West Belmont	CCRE	Chicago	Illinois	Office	$5,600,000	0.7%	LBUBS 2006-C1
Berryland Shopping Center	CCRE	Ponchatoula	Louisiana	Retail	$5,094,593	0.6%	GCCFC 2004-GG1
Park Plaza Shopping Center	GSMC	Seminole	Florida	Retail	$4,550,000	0.6%	MLCFC 2007-5
CVS Homosassa	CCRE	Homosassa	Florida	Retail	$3,000,000	0.4%	MLMT 2005-MCP1
Wagon Trail Industrial	CCRE	Las Vegas	Nevada	Industrial	$1,748,160	0.2%	MSC 2005-HQ7

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

(3)	Thirteen of the GSA Portfolio mortgaged properties were included in the WBCMT 2006-C23 transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

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11

COLLATERAL OVERVIEW (continued)

 Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	19	$305,277,946	37.2%	1.85x	61.4%	10.1%
Anchored	11	140,687,946	17.1	1.94x	64.4%	10.6%
Super Regional Mall	2	130,000,000	15.8	1.81x	56.1%	9.5%
Unanchored	3	18,590,000	2.3	1.53x	70.1%	10.3%
Single Tenant Retail	2	10,500,000	1.3	1.51x	68.1%	9.7%
Shadow Anchored	1	5,500,000	0.7	1.95x	65.6%	11.8%
Office	30	$260,794,375	31.8%	2.46x	50.1%	11.5%
General Suburban	28	153,544,375	18.7	1.66x	66.1%	9.7%
CBD	1	100,000,000	12.2	3.76x	24.6%	14.6%
Medical	1	7,250,000	0.9	1.60x	61.4%	8.2%
Hospitality	11	$157,503,452	19.2%	1.88x	62.4%	13.4%
Full Service	7	126,910,849	15.5	1.85x	61.6%	13.2%
Extended Stay	3	24,974,892	3.0	2.04x	65.1%	14.7%
Limited Service	1	5,617,711	0.7	1.68x	68.1%	12.4%
Multifamily	3	$67,600,000	8.2%	1.31x	74.1%	8.4%
Self Storage	3	$23,480,000	2.9%	1.50x	66.0%	9.3%
Manufactured Housing	2	$4,200,000	0.5%	1.49x	59.4%	9.7%
Industrial	1	$1,748,160	0.2%	1.38x	61.3%	9.8%
Total	69	$820,603,933	100.0%	1.99x	59.1%	11.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	5	$138,070,000	16.8%	$400,400,000	10.4%	$21,482,179	10.2%
New York	2	115,400,000	14.1	1,520,750,000	39.7	55,299,397	26.3
Texas	5	102,617,711	12.5	457,854,314	11.9	25,260,760	12.0
Massachusetts	2	74,900,000	9.1	352,300,000	9.2	26,871,779	12.8
Indiana	4	72,450,000	8.8	298,070,000	7.8	17,086,529	8.1
Florida	5	59,410,037	7.2	135,650,000	3.5	11,818,081	5.6
Ohio	2	50,560,000	6.2	67,150,000	1.8	5,750,276	2.7
Illinois	2	37,100,000	4.5	50,000,000	1.3	3,079,186	1.5
Georgia	6	26,147,500	3.2	48,200,000	1.3	3,560,325	1.7
North Carolina	4	24,973,227	3.0	113,900,000	3.0	10,556,402	5.0
Iowa	1	17,000,000	2.1	25,100,000	0.7	1,560,603	0.7
Maryland	2	16,700,000	2.0	24,400,000	0.6	1,490,925	0.7
Tennessee	6	14,029,218	1.7	85,550,000	2.2	7,401,552	3.5
Michigan	1	13,483,353	1.6	19,800,000	0.5	1,519,402	0.7
Alabama	7	11,986,434	1.5	56,000,000	1.5	4,562,156	2.2
Nevada	2	9,228,160	1.1	14,350,000	0.4	857,808	0.4
Arizona	2	9,146,260	1.1	60,900,000	1.6	4,296,512	2.0
New Hampshire	1	7,500,000	0.9	10,000,000	0.3	647,686	0.3
Oklahoma	1	7,076,523	0.9	54,600,000	1.4	4,584,940	2.2
Louisiana	1	5,094,593	0.6	6,900,000	0.2	473,410	0.2
Kentucky	4	3,468,750	0.4	9,250,000	0.2	659,888	0.3
Missouri	1	2,096,541	0.3	16,176,188	0.4	1,329,979	0.6
Mississippi	2	1,209,375	0.1	3,225,000	0.1	239,893	0.1
Arkansas	1	956,250	0.1	2,550,000	0.1	161,062	0.1
Total	69	$820,603,933	100.0%	$3,833,075,502	100.0%	$210,550,730	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,748,160 - 5,000,000	6	$22,138,160	2.7%
5,000,001 - 10,000,000	13	90,034,593	11.0
10,000,001 - 15,000,000	4	50,861,704	6.2
15,000,001 - 20,000,000	4	70,488,787	8.6
20,000,001 - 30,000,000	3	77,284,375	9.4
30,000,001 - 40,000,000	3	94,650,000	11.5
40,000,001 - 50,000,000	1	45,146,314	5.5
50,000,001 - 60,000,000	1	60,000,000	7.3
60,000,001 - 100,000,000	4	310,000,000	37.8
Total	39	$820,603,933	100.0%

Distribution of Underwritten DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.22 - 1.30	5	$68,300,000	8.3%
1.31 - 1.40	3	34,227,128	4.2
1.41 - 1.50	7	80,330,000	9.8
1.51 - 1.60	3	74,950,000	9.1
1.61 - 1.70	2	77,096,314	9.4
1.71 - 1.80	3	102,093,353	12.4
1.81 - 1.90	3	80,740,000	9.8
1.91 - 2.00	2	16,420,000	2.0
2.01 - 2.20	6	144,837,138	17.7
2.21 - 3.76	5	141,610,000	17.3
Total	39	$820,603,933	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	9	$314,760,000	38.4%
Interest Only, Then Amortizing(2)	14	271,464,375	33.1
Amortizing (30 Years)	15	222,421,207	27.1
Amortizing (25 Years)	1	11,958,350	1.5
Total	39	$820,603,933	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	14	$527,533,261	64.3%
Springing	21	240,490,672	29.3
None	3	47,680,000	5.8
Soft	1	4,900,000	0.6
Total	39	$820,603,933	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.6 - 50.0	1	$100,000,000	12.2%
50.1 - 55.0	3	77,550,000	9.5
55.1 - 60.0	10	282,238,787	34.4
60.1 - 65.0	5	36,136,510	4.4
65.1 - 70.0	10	140,439,667	17.1
70.1 - 75.0	10	184,238,968	22.5
Total	39	$820,603,933	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24.6 - 30.0	1	$100,000,000	12.2%
30.1 - 50.0	8	190,137,138	23.2
50.1 - 55.0	5	95,281,513	11.6
55.1 - 60.0	13	217,796,314	26.5
60.1 - 65.0	8	127,078,968	15.5
65.1 - 69.0	4	90,310,000	11.0
Total	39	$820,603,933	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	22	$434,085,145	52.9%
Recapitalization	4	205,500,000	25.0
Acquisition	13	181,018,787	22.1
Total	39	$820,603,933	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.815 - 4.000	3	$121,500,000	14.8%
4.001 - 4.250	2	75,500,000	9.2
4.251 - 4.500	11	275,383,353	33.6
4.501 - 4.750	8	144,848,350	17.7
4.751 - 5.000	13	196,529,476	23.9
5.001 - 5.045	2	6,842,753	0.8
Total	39	$820,603,933	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.9 - 8.0	2	$36,400,000	4.4%
8.1 - 9.0	6	140,350,000	17.1
9.1 - 10.0	12	241,357,128	29.4
10.1 - 11.0	4	68,550,000	8.4
11.1 - 12.0	3	23,533,353	2.9
12.1 - 13.0	7	160,956,314	19.6
13.1 - 14.0	2	18,020,000	2.2
14.1 - 16.2	3	131,437,138	16.0
Total	39	$820,603,933	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.7 - 8.0	4	$52,650,000	6.4%
8.1 - 9.0	11	261,057,128	31.8
9.1 - 10.0	7	141,950,000	17.3
10.1 - 11.0	7	118,749,667	14.5
11.1 - 12.0	4	93,740,000	11.4
12.1 - 13.0	3	21,020,000	2.6
13.1 - 14.0	1	19,478,787	2.4
14.1 - 14.7	2	111,958,350	13.6
Total	39	$820,603,933	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	2	$32,984,375	4.0%
24	4	$97,300,000	11.9%
36	4	$63,300,000	7.7%
60	4	$77,880,000	9.5%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
120	39	$820,603,933	100.0%
Total	39	$820,603,933	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
118 - 120	39	$820,603,933	100.0%
Total	39	$820,603,933	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	9	$314,760,000	38.4%
300	1	11,958,350	1.5
360	29	493,885,582	60.2
Total	39	$820,603,933	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	9	$314,760,000	38.4%
298	1	11,958,350	1.5
358 - 360	29	493,885,582	60.2
Total	39	$820,603,933	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	33	$547,769,340	66.8%
Yield Maintenance	5	172,834,593	21.1
YM or Defeasance	1	100,000,000	12.2
Total	39	$820,603,933	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	33	$533,203,933	65.0%
Real Estate Tax	29	$429,093,933	52.3%
TI/LC(2)	21	$336,270,481	59.2%
Insurance	22	$246,765,478	30.1%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of Initial Pool Balance secured by retail, office and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

	1.	Class A-1, A-2, A-3, A-AB, X-A and X-B certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

	2.	Class A-1, A-2, A-3 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, and then (v) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above. If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

	3.	Class A-1, A-2, A-3 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

	4.	Class A-S and Class PEZ certificates: (i) first, to interest on the Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-AB certificates), to principal on the Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the outstanding principal balance of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse the Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

	5.	Class B and Class PEZ certificates: (i) first, to interest on the Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-AB certificates and the Class A-S trust component), to principal on the Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the outstanding principal balance of the Class B trust component is reduced to zero; and (iii) next, to reimburse the Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW (continued)

Distributions
(continued)	6.	Class C and Class PEZ certificates: (i) first, to interest on the Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on the Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the outstanding principal balance of the Class C trust component is reduced to zero; and (iii) next, to reimburse the Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

	7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, up to, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on the Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

	8.	Class E certificates: (i) first, to interest on the Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on the Class E certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse the Class E certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

	9.	After Class A-1, Class A-2, Class A-3, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F and Class G certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to such class of certificates or trust component on such Distribution Date. On each Distribution Date, any such write offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amount of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

17

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums
and Yield Maintenance
Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X Certificates and Exchangeable Certificates) and trust components (and therefore the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust component (and therefore the applicable classes of Exchangeable Certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components (and therefore the applicable classes of Exchangeable Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X Certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates and/or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-AB and Class D certificates and all the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Offered Certificates Distributions Prepayment Premiums” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	Each of the 590 Madison Avenue, Hammons Hotel Portfolio and DoubleTree Hotel Universal mortgage loans are referred to in this Term Sheet as, individually, a “non-serviced loan” and, collectively, the “non-serviced loans”. The Element LA mortgage loan will become a “non-serviced loan” upon the securitization of the companion loan held by CCRE. The non-serviced loans and each related companion loan are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will, in each case, be governed by the related Controlling PSA. Each Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to each mortgage loan (other than a non-serviced loan) and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for each non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

Appraisal Reduction
Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a mortgage loan or whole loan serviced under the pooling and servicing agreement for this transaction) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal amount, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of a non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of all certificates (exclusive of the Class X Certificates) senior to the Class E certificates, and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class
Representative	The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class. The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates. At any time when Class E is the controlling class, the majority Controlling Class Certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

Eightfold Real Estate Capital Fund IV, L.P., or its affiliate, is expected to purchase the Class E, Class F and Class G certificates and, on the Closing Date, is expected to appoint Eightfold Real Estate Capital Fund IV, L.P., or its affiliate, to be the initial Controlling Class Representative.
Control/Consultation
Rights	The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) unless no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates (a “Control Termination Event”).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan (other than a non-serviced loan) or serviced whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time as no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions as to which it previously had approval rights. After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of the serviced companion loans, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender.

If at any time that Eightfold Real Estate Capital Fund IV, L.P., or its affiliate, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to exist until such time as the certificate registrar receives any such notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation
Rights (continued)	Notwithstanding the foregoing, with respect to the Element LA whole loan and each non-serviced whole loan, so long as a Consultation Termination Event does not exist, the controlling class representative for this transaction will have limited consultation rights, and the applicable controlling class representative (or equivalent entity) or another directing holder pursuant to the related co-lender agreement and/or the related Controlling PSA will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the Element LA whole loan or such non-serviced whole loan, as provided for in the related co-lender agreement and in the related Controlling PSA, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

Whole Loans	The 590 Madison Avenue mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000, represents approximately 12.2% of the Initial Pool Balance, and has (i) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $169,366,000, which is not included in the issuing entity and is expected to be securitized in connection with the GSMS 2015-590M transaction, (ii) one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $100,000,000, which is not included in the issuing entity, is currently held by Goldman Sachs Mortgage Company, and is expected to be contributed to one or more future securitization trusts and (iii) one subordinate companion loan with an outstanding principal balance as of the Cut-off Date of $280,634,000, which is not included in the issuing entity and is expected to be securitized in connection with the GSMS 2015-590M transaction. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan” and the subordinate companion loan described above in this paragraph is referred to in this Term Sheet as a “subordinate companion loan”, a “companion loan” and a “non-serviced companion loan”. The 590 Madison Avenue mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other and the related subordinate companion loan is generally subordinate in right of payment to the 590 Madison Avenue mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “590 Madison Avenue whole loan”, a “whole loan” and a “non-serviced whole loan”. The 590 Madison Avenue whole loan is expected to be serviced by the GSMS 2015-590M master servicer and, if and to the extent necessary, the GSMS 2015-590M special servicer, under the GSMS 2015-590M trust and servicing agreement (referred to as the “GSMS 2015-590M TSA” in this Term Sheet).

The South Plains Mall mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $70,000,000, represents approximately 8.5% of the Initial Pool Balance, and has two related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $130,000,000, which are currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and are expected to be contributed to future securitization trusts. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The South Plains Mall mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “South Plains Mall whole loan”, a “serviced whole loan” and a “whole loan”.

The Westin Boston Waterfront mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $70,000,000, represents approximately 8.5% of the Initial Pool Balance, and has two related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $135,000,000, which are currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and are expected to be contributed to future securitization trusts. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The Westin Boston Waterfront mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Westin Boston Waterfront whole loan”, a “serviced whole loan” and a “whole loan”.

The Element LA mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $70,000,000, represents approximately 8.5% of the Initial Pool Balance, and has two related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $98,000,000. One such companion loan, with an outstanding principal balance as of the Cut-off Date of $84,000,000 is currently held by CCRE, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts, and the other companion loan, with an outstanding principal balance as of the Cut-off Date of $14,000,000 is currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”. The Element LA mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Element LA whole loan”, a “whole loan” and a “non-serviced whole loan” after the securitization of the Element LA companion loan held by CCRE.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)	The Element LA companion loan held by CCRE is expected to be contributed to a future securitization trust. Until the Element LA companion loan held by CCRE is included in another securitization, the Element LA whole loan will be serviced under the pooling and servicing agreement for this transaction and the related co-lender agreement. Upon the contribution of the Element LA companion loan held by CCRE into the other securitization trust, the Element LA whole loan is expected to be serviced by the master servicer and, if and to the extent necessary, the special servicer, under the related pooling and servicing agreement.

The Glenbrook Square mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $60,000,000, represents approximately 7.3% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $102,000,000, which is currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The Glenbrook Square mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Glenbrook Square whole loan”, a “serviced whole loan” and a “whole loan”.

The Hammons Hotel Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $45,146,314, represents approximately 5.5% of the Initial Pool Balance, and has three related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $205,079,002. One such companion loan was contributed to the CGCMT 2015-GC33 securitization trust, one such companion loan was contributed to the GSMS 2015-GC34 securitization trust and the other companion loan is currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”. The Hammons Hotel Portfolio mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “Hammons Hotel Portfolio whole loan”, a “whole loan” and a “non-serviced whole loan”. The Hammons Hotel Portfolio whole loan will be serviced by the CGCMT 2015-GC33 master servicer and, if and to the extent necessary, the CGCMT 2015-GC33 special servicer, under the CGCMT 2015-GC33 PSA.

The GSA Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $27,384,375, represents approximately 3.3% of the Initial Pool Balance, and has one related companion loan with an outstanding principal balance as of the Cut-off Date of $27,384,375, which is currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. The pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “serviced companion loan” and a “companion loan”. The GSA Portfolio mortgage loan and the related pari passu companion loan are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “GSA Portfolio whole loan”, a “serviced whole loan” and a “whole loan”.

The DoubleTree Hotel Universal mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $19,478,787, represents approximately 2.4% of the Initial Pool Balance, and has two related companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $31,465,734. One such companion loan was contributed to the GSMS 2015-GC34 securitization trust and the other companion loan is currently held by Goldman Sachs Mortgage Company, a sponsor and originator, and is expected to be contributed to one or more future securitization trusts. Each pari passu companion loan described above in this paragraph is referred to in this Term Sheet as a “pari passu companion loan”, a “companion loan” and a “non-serviced companion loan”. The DoubleTree Hotel Universal mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus and are collectively referred to in this Term Sheet as the “DoubleTree Hotel Universal whole loan”, a “whole loan” and a “non-serviced whole loan”. The DoubleTree Hotel Universal whole loan will be serviced by the GSMS 2015-GC34 master servicer and, if and to the extent necessary, the GSMS 2015-GC34 special servicer, under the GSMS 2015-GC34 PSA.

For more information regarding the whole loans, see “—Transaction Parties and Significant Dates, Events and Periods—Companion Loan Holders” and “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the mortgage loans (other than non-serviced loans) and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a) for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b) for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of
Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the Controlling Class Representative may replace the special servicer with respect to all the mortgage loans (other than the non-serviced loans and other than the Element LA mortgage loan) and the serviced whole loans (other than the Element LA whole loan), with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) may request a vote to replace the special servicer (other than with respect to the non-serviced whole loans and the Element LA whole loan). The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amount allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace such special servicer. At any time, solely with respect to the Element LA whole loan, the special servicer may be replaced by the holder of the Element LA companion loan held by CCRE (or its representative), with or without cause.

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (other than with regards to the Element LA whole loan) resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than the Class R and Class X certificates) (but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reduction amounts allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates) (and considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) vote affirmatively to so replace the special servicer.

If the special servicer becomes a “borrower party” (as described in the Free Writing Prospectus) with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Free Writing Prospectus, the Controlling Class Representative (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction. Solely with respect to the Element LA whole loan, while serviced under the Pooling and Servicing Agreement, the Element LA companion loan holder with respect to the Element LA companion loan identified as note A-1 (or its representative) will have the right to approve a successor special servicer.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing
Compensation	Modification Fees: With respect to those mortgage loans and the whole loan serviced under the pooling and servicing agreement (each, a “serviced loan”) certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees)) on the related serviced loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced loan or related REO property; provided, that if the serviced loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced loan , and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

Operating Advisor	Prior to the occurrence and continuance of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any consultation rights. After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender. However, the operating advisor has no rights or obligations with respect to the Element LA whole loan or the non-serviced whole loans.

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement. In addition, if none of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C, Class PEZ or Class D certificates are outstanding, then at the option of the Controlling Class Representative, all of the rights and obligations of the operating advisor under the pooling and servicing agreement (other than any rights or obligations that accrued prior to such termination, including the right to accrued and unpaid compensation and indemnification rights that arose out of events that occurred prior to such termination) will terminate without the payment of any termination fee, provided, however, that the operating advisor will continue to receive the operating advisor fee until the termination of the trust fund.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 5 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as complete,” “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is”, “value upon completion”, “as renovated” or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to the Hammons Hotel Portfolio mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at three related mortgaged properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the Westin Boston Waterfront mortgage loan, the manager established an operating account (and borrower has pledged its rights in such account to lender) pursuant to the management agreement into which all of the foregoing amounts are deposited, following which the property manager is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees and any reserves administered in accordance with the management agreement, and the manager will otherwise have unrestricted access to funds in the operating account to the extent and for the purposes set forth in the management agreement until the management agreement has been terminated, however, the loan agreement prohibits the borrower or operating lessee from withdrawing or transferring money from such operating account under the related loan documents.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates) (considering each of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTAIN DEFINITIONS (continued)

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

CERTAIN DEFINITIONS (continued)

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 14 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

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29

590 Madison avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

590 Madison avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

590 Madison avenue

TOURNEAU
LOS ANGELES DENVER HOUSTON NEW YORK

PINE RIVER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

590 Madison avenue

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

590 Madison avenue

CARTIFACT
Central Park
CENTRAL PARK SOUTH
Plaza Hotel
Solow Building
W 57TH STREET
E 57TH STREET
590 Madison Avenue
590 Madison Avenue
New York, NY 10022
General Motors Bldg
625 Madison
745 Fifth
Four Seasons
Bloomingdale's
One Beacon Court
Bloomberg HQ
MIDTOWN NORTH
Squibb Building
Crown Building
Trump Tower
575 Madison
5TH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
6TH AVENUE (AVENUE OF THE AMERICAS)
717 Fifth
Sony Building
Coca-Cola Building
555 Madison
Museum Of Modern Art (MOMA)
520 Madison
Lever House
399 Park
Citigroup Center
CBS Building
666 Fifth
Park Ave Plaza
Seagram Bldg
Sperry Rand Building
Time Warner Building
Olympic Tower
488 Madison
477 Madison
350 Park
Radio City Music Hall
Bank Of America Building
International Building
Saint Patrick's Cathedral
New York Palace
ROCKEFELLER CENTER
RCA Building
Saks Fifth Avenue
Swiss Bank Towers
1230 Sixth
Rockefeller Plaza
1 Rock Plaza
New York
MANHATTAN
BROOKLYN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

590 Madison avenue

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	New York, New York		Cut-off Date Principal Balance(4)	$100,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(3)	$356.87
Size (SF)	1,035,003		Percentage of Initial Pool Balance	12.2%
Total Occupancy as of 8/26/2015(1)	77.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 8/26/2015(1)	77.9%		Type of Security	Fee Simple
Year Built / Latest Renovation	1981 / 2014		Mortgage Rate	3.8150%
Appraised Value	$1,500,000,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120
Underwritten Revenues(2)	$100,780,523
Underwritten Expenses(2)	$46,811,636	Escrows
Underwritten Net Operating Income (NOI)(2)	$53,968,887		Upfront	Monthly
Underwritten Net Cash Flow (NCF)(2)	$53,720,486	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	24.6%	Insurance	$0	$0
Maturity Date LTV Ratio(3)	24.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	3.78x / 3.76x	TI/LC(5)	$19,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(3)	14.6% / 14.5%	Other(6)	$32,111,456	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Companion Loan Amount	$369,366,000	56.8%	Retire Extant Debt	$350,000,000	53.8%
Subordinate Companion Loan Amount	280,634,000	43.2	Return Cash to Borrower Sponsor	216,164,895	33.3
			Unfunded Obligations Reserve	32,111,456	4.9
			Defeasance Costs	21,034,528	3.2
			Leasing Reserve	19,000,000	2.9
			Title Fees / Mortgage Recording Tax	9,823,308	1.5
			Other Closing Costs	1,865,813	0.3
Total Sources	$650,000,000	100.0%	Total Uses	$650,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy represent leased occupancy which includes four tenants that are signed but not open (Aspen Insurance, NASCAR, DW Investment Management and Bonhams).
(2)	Underwritten cash flows presented represent the underwritten in-place numbers as presented under “—Operating History and Underwritten Net Cash Flow” below.
(3)	Calculated based on the aggregate outstanding principal balance of the 590 Madison Senior Companion Loans. Based on the 590 Madison Whole Loan the Cut-off Date LTV Ratio and Maturity Date LTV Ratio are both 43.3%, the DSCR Based on Underwritten NOI / NCF are 2.15x / 2.14x and the Debt Yield Based on Underwritten NOI / NCF are both 8.3%.
(4)	The Cut-off Date Principal Balance of $100,000,000 represents the non-controlling note A-2 of a $650,000,000 whole loan evidenced by three senior pari passu notes and one subordinate note B. The related companion loans are evidenced by the non-controlling note A-1, the non-controlling note A-3 and the controlling subordinate note B. Note A-1 ($169,366,000) and note B ($280,634,000), with an aggregate outstanding principal balance of $450,000,000 as of the Cut-off Date, are expected to be contributed to the GS Mortgage Securities Corporation Trust 2015-590M, Commercial Mortgage Pass-Through Certificates, Series 2015-590M (“GSMS 2015-590M”) transaction and note A-3, with an outstanding principal balance of $100,000,000 as of the Cut-off Date, is expected to be contributed to one or more future securitization transactions.
(5)	Upfront TI/LC reserve represents a leasing reserve for future tenant allowances and leasing commissions associated with new leases at 590 Madison. See “—Escrows” below.
(6)	Upfront other reserve ($32,111,456) consists of tenant improvements of $19,708,984, leasing commissions of $3,397,471, and free rent of $9,005,002. See “—Escrows” below.
■	The Mortgage Loan. The mortgage loan (the “590 Madison Loan”) is part of a whole loan structure (the “590 Madison Whole Loan”) comprised of three non-controlling senior pari passu notes (note A-1, note A-2 and note A-3) with an outstanding aggregate principal balance of $369,366,000 (the “590 Madison Pari Passu Companion Loans”) and one controlling subordinate note B with an outstanding principal balance of $280,634,000 (the “590 Madison Subordinate Companion Loan” and, together with the 590 Madison Pari Passu Companion Loans, the “590 Madison Companion Loans”). The 590 Madison Whole Loan has an aggregate outstanding principal balance of $650,000,000 and is secured by (i) the borrower’s fee simple interest in 590 Madison Avenue, an office and retail property located in New York, New York (“590 Madison”), (ii) a 78-car tenant-only parking facility, (iii) a 15,000 SF glass-enclosed atrium, and (iv) the borrower’s fee simple interest in a portion of the collateral located immediately west of 590 Madison Avenue (collectively, the “590 Madison Property”). The 590 Madison Loan (evidenced by note A-2) has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 12.2% of the Initial Pool Balance. The related 590 Madison Companion Loans have an aggregate outstanding principal balance as of the Cut-off Date of $550,000,000 and are evidenced by two of the 590 Madison Pari Passu Companion Loans (note A-1: $169,366,000, and note A-3: $100,000,000) and the 590 Madison Subordinate Companion Loan ($280,634,000) and are held outside of the Issuing Entity. Note A-1 and the 590 Madison Subordinate Companion Loan are expected to be contributed to the GSMS 2015-590M transaction and note A-3 is expected to be contributed to one or more future securitization transactions. The 590 Madison Whole Loan was originated by Goldman Sachs Mortgage Company on September 23, 2015 and each note of the 590 Madison Whole Loan has an initial interest rate of 3.8150% per annum. The borrower utilized the proceeds of the 590 Madison Whole Loan to defease the existing debt on the 590 Madison Property, pay defeasance costs, fund reserves, pay origination costs and return equity to the borrower sponsor. For purposes of this Term Sheet, all calculations relating to the 590 Madison Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 590 Madison Pari Passu Companion Loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

590 Madison avenue

The 590 Madison Loan has received a credit assessment of Aa1 by Moody’s, AAA by Fitch and AAA by KBRA.

The 590 Madison Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 590 Madison Loan requires interest only payments during its term. The scheduled maturity date of the 590 Madison Loan is the due date in October 2025. The borrower may prepay the 590 Madison Loan, in whole or in part, (i) on or after the due date in April 2025, without the payment of the applicable yield maintenance premium or (ii) prior to the due date in April 2025, with a payment equal to the greater of the (a) applicable yield maintenance premium and (b) a prepayment premium of 1% of the amount prepaid. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the 590 Madison Whole Loan is deposited and (ii) the third anniversary of the origination of the 590 Madison Whole Loan, the 590 Madison Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

■	The Mortgaged Property. 590 Madison is a 1,035,003 SF, Class A office tower located in Manhattan’s Plaza District submarket. 590 Madison encompasses the entire westerly block-front on Madison Avenue between East 56th Street and East 57th Street. The 42-story building consists of 39 floors (973,177 SF) of Class A office space, 42,194 SF of retail space and 19,632 SF of concourse/storage space. The office portion of 590 Madison is leased to a large tenant roster consisting of investment grade tenants such as International Business Machines Corporation (“IBM”), Aspen Insurance U.S. Services Inc. (“Aspen Insurance”), Morgan Stanley Smith Barney Financing LLC (“Morgan Stanley”) and UBS Financial Services Inc. (“UBS”), and the retail portion is leased to Bonhams & Butterfields Auctioneers Corporation (“Bonhams”) and Tourneau, LLC (“Tourneau”). In addition to the office and retail space, the collateral for the 590 Madison Whole Loan also includes a 78-car tenant-only parking facility, a 15,000 SF glass-enclosed atrium and the borrower’s fee simple interest in a portion of the parcel located immediately west of 590 Madison, running through the block from East 56th Street to East 57th Street under a portion of the NikeTown store and that the borrower leases to an unaffiliated tenant pursuant to a ground lease. As of August 26, 2015, Total Occupancy and Owned Occupancy for 590 Madison are both 77.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

590 Madison avenue

The following table presents certain information relating to office and retail tenants at 590 Madison:

590 Madison Major Office and Retail Tenants

Category	Tenant Name	Credit Rating (Fitch/Moody’s/S&P)(1)	Tenant SF	Total Occ. %	% of Total SF	UW Total Rent	% of UW Total Rent	UW Total Rent per SF	Lease Expiration	Renewal/ Extension Options
Major Office Tenants (>25,000 SF)
Crowell & Moring(2)		NR / NR / NR	100,120		9.7%	$13,837,016	14.8%	$138.20	2/29/2024	2, 5 year options
IBM(3)		A+ / Aa3 / AA-	121,055		11.7	9,970,868	10.7	82.37	6/30/2025	2, 5 year options
Aspen Insurance(4)		NR / Baa2 / BBB+	72,327		7.0	6,220,118	6.7	86.00	2/29/2032	2, 5 year options
Bain Capital		NR / NR / NR	25,125		2.4	5,579,947	6.0	222.09	3/31/2019	1, 5 year option
Delphi Capital Management(5)		NR / NR / NR	36,367		3.5	5,164,203	5.5	142.00	5/31/2027	1, 5 year option
Pine River Capital Management(6)		NR / NR / NR	34,059		3.3	4,336,348	4.7	127.32	4/02/2022	1, 5 year option
Corbin(7)		NR / NR / NR	25,125		2.4	4,190,571	4.5	166.79	2/28/2018	1, 5 year option
Morgan Stanley(8)		A / A3 / A-	47,996		4.6	3,983,668	4.3	83.00	7/31/2025	(8)
UBS		NR / NR / BBB+	32,429		3.1	3,423,013	3.7	105.55	11/30/2016	2, 5 year options
HQ Global(9)		NR / NR / NR	25,030		2.4	2,608,742	2.8	104.22	11/30/2022	1, 5 year option
Total Major Office Tenants			519,633		50.2%	$59,314,494	63.7%	$114.15
Remaining Occupied Office Tenants(10)			236,799		22.9	24,698,547	26.5	104.30
Total Occupied Office Tenants			756,432	77.7%	73.1%	$84,013,041	90.2%	$111.06
Retail Tenants
Bonhams(11)		NR / NR / NR	27,692		2.7%	$4,435,033	4.8%	$160.16	1/31/2025	1, 10 year option
Tourneau(12)		NR / NR / NR	14,501		1.4	3,310,510	3.6	228.30	1/31/2018	NA
Obicà(13)		NR / NR / NR	1		0.0	131,724	0.1	131,723.84	7/31/2021	NA
Total Retail Tenants			42,194	100.0%	4.1%	$7,877,267	8.5%	$186.69
Occupied Storage			8,096	41.2%	0.8%	$1,292,894	1.4%	$159.70
Vacant SF			228,281		22.1%	$0	0.0%	$0.00
Total / Weighted Average			1,035,003	77.9%	100.0%	$93,183,202	100.0%	$115.51

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Crowell & Moring subleases a portion of its space.
(3)	IBM has the option at any time after July 1, 2022 to surrender any entire floor of its premises, except for the 3rd floor. The option to surrender is limited to no more than 2 floors of its space and requires 12 months’ prior notice along with a surrender payment of unamortized landlord costs, which landlord costs include: (i) a tenant improvement contribution of up to $3,026,375, (ii) rent abatement provided to tenant, (iii) brokerage fees and (iv) legal fees.
(4)	Aspen Insurance currently occupies 5,507 SF but is expected to vacate its current premises upon completion of the build-out of 72,327 SF on floors 6, 7 and 8 currently leased to Hogan Lovells. Aspen Insurance executed a 16-year lease on the 72,327 SF, which is anticipated to commence March 1, 2016 (48,218 SF) and April 1, 2016 (24,109 SF) with a base annual rent of $86.00 per SF. Aspen Insurance has a one-time right to terminate its lease with respect to any floor or the entire premise on February 28, 2027, subject to fees equal to the cost of landlord work, landlord’s contribution, free rent, legal fees, brokerage fees, and the equivalent of six months fully escalated rent.
(5)	Delphi Capital Management has executed a lease renewal with a commencement date of December 1, 2016 and a rent commencement date of June 1, 2017. Base rent steps down to $125.00 per SF at the rent commencement date.
(6)	Pine River Capital Management has a one-time right to terminate its lease on the 7th year anniversary (April 2019 for 25,125 SF on floor 38 and January 2022 for 8,934 SF on floor 36). Subject to unamortized fees of landlord work, rent concessions/brokerage fees and four months fully escalated rent and interest.
(7)	Corbin subleases a portion of its space.
(8)	Morgan Stanley has the option to elect for one lease renewal of 10 years or two consecutive lease renewals of 5 years each.
(9)	HQ Global has a one-time right to terminate its lease on November 30, 2019, subject to a termination payment of 3 months rent and other fees.
(10)	Remaining Occupied Office Tenants include National Association for Stock Car Auto Racing, Inc. (“NASCAR”) and DW Investment Management which have each executed leases but have not yet taken occupancy or begun paying rent. NASCAR (14,077 SF, $140.00 base rent per SF) is currently building out its space and is anticipated to take occupancy by March 2016 and begin paying rent in July 2016; DW Investment Management (16,031 SF, $86.00 base rent per SF) is currently building out its space and is anticipated to take occupancy in February 2016 and begin paying rent 9 months thereafter. We cannot assure you these tenants will take occupancy or begin paying rent as expected or at all.
(11)	Bonhams currently leases 27,692 SF of retail space and has renewed its lease to expand to a total of 28,726 SF (additional 1,034 SF of store front). The additional 1,034 SF is not included in underwritten occupancy, as the timing for such expansion is unknown. Bonhams also occupies 8,594 SF of office space and 383 SF of storage space, and has signed a lease for an additional 4,568 SF of storage space. Bonhams is anticipated to take occupancy of the storage space and begin paying rent in December 2015. Bonhams total occupied square footage at 590 Madison is 41,237 SF.
(12)	Tourneau square footage excludes 226 SF of storage space.
(13)	Obicà is a restaurant kiosk tenant located at the 590 Madison Property in the glass atrium adjacent to 590 Madison. Obicà pays percentage rent in addition to the base rent shown above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

590 Madison avenue

The following table presents certain information relating to the top twenty tenants by UW Total Rent at 590 Madison. The top twenty tenants comprise 66.7% of building’s net rentable area by SF and contribute 86.9% of UW Total Rent.

Twenty Largest Tenants Based on Underwritten Total Rent

Tenant	Credit Rating(1) (Fitch/MIS/S&P)	Tenant SF	% of SF	UW Total Rent ($)	% of UW Total Rent	UW Total Rent per SF	Current Lease Start Date	Lease Expiration	Renewal / Extension Options
Crowell & Moring(2)	NR / NR / NR	100,120	9.7%	$13,837,016	14.8%	$138.20	11/1/2008	2/29/2024	2, 5 year options
IBM(3)	A+ / Aa3 / AA-	121,055	11.7	9,970,868	10.7	82.37	9/1/2014	6/30/2025	2, 5 year options
Aspen Insurance(4)	NR / Baa2 / BBB+	72,327	7.0	6,220,118	6.7	86.00	3/1/2016	2/29/2032	2, 5 year options
Bain Capital	NR / NR / NR	25,125	2.4	5,579,947	6.0	222.09	11/1/2008	3/31/2019	1, 5 year option
Bonhams(5)	NR / NR / NR	41,237	4.0	5,272,572	5.7	127.86	Various	1/31/2025	1, 10 year option
Delphi Capital Management(6)	NR / NR / NR	36,367	3.5	5,164,203	5.5	142.00	12/1/2016	5/31/2027	1, 5 year option
Pine River Capital Management(7)	NR / NR / NR	34,059	3.3	4,336,348	4.7	127.32	Various	4/2/2022	1, 5 year option
Corbin(8)	NR / NR / NR	25,125	2.4	4,190,571	4.5	166.79	8/28/2007	2/28/2018	1, 5 year option
Morgan Stanley(9)	A / A3 / A-	47,996	4.6	3,983,668	4.3	83.00	8/1/2015	7/31/2025	(9)
UBS	NR / NR / BBB+	32,429	3.1	3,423,013	3.7	105.55	12/1/2006	11/30/2016	2, 5 year options
Tourneau(10)	NR / NR / NR	14,727	1.4	3,310,510	3.6	224.79	Various	1/31/2018	NA
HQ Global(11)	NR / NR / NR	25,030	2.4	2,608,742	2.8	104.22	12/1/2012	11/30/2022	1, 5 year option
NASCAR(12)	NR / NR / NR	14,077	1.4	1,970,780	2.1	140.00	7/15/2015	6/30/2026	2, 5 year options
Cemex	BB- / NR / B+	13,331	1.3	1,885,618	2.0	141.45	10/1/2006	9/30/2021	1, 5 year option
Odyssey Partners	NR / NR / NR	14,230	1.4	1,859,622	2.0	130.68	7/18/2014	5/31/2025	2, 5 year options
Brevan Howard(13)	NR / NR / NR	19,313	1.9	1,734,695	1.9	89.82	Various	1/31/2019	1, 3 year option
SPH Services(14)	NR / NR / NR	15,660	1.5	1,722,600	1.8	110.00	7/1/2015	12/31/2025	1, 5 year option
TravelZoo(15)	NR / NR / NR	13,500	1.3	1,416,736	1.5	104.94	3/17/2014	9/17/2024	1, 5 year option
DW Investment Management(16)	NR / NR / NR	16,031	1.5	1,378,666	1.5	86.00	2/1/2016	1/31/2026	1, 5 year option
TwoHarbors	NR / NR / NR	8,744	0.8	1,120,480	1.2	128.14	6/4/2012	8/3/2017	1, 5 year option
Top Twenty Tenants		690,483	66.7%	$80,986,773	86.9%	$117.29
Remaining Tenants		116,239	11.2	12,196,428	13.1	104.93
Vacant Spaces		228,281	22.1	0	0.0	0.00
Total All Tenants		1,035,003	100.0%	$93,183,202	100.0%	$115.51

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Crowell & Moring subleases a portion of its space.
(3)	IBM has the option at any time after July 1, 2022 to surrender any entire floor of its premises, except for the 3rd floor. The option to surrender is limited to no more than 2 floors of its space and requires 12 months’ prior notice along with a surrender payment of unamortized landlord costs, which landlord costs include: (i) a tenant improvement contribution of up to $3,026,375, (ii) rent abatement provided to tenant, (iii) brokerage fees and (iv) legal fees.
(4)	Aspen Insurance currently occupies 5,507 SF, but is expected to vacate its current premises upon completion of the build-out of 72,327 SF on floors 6, 7, and 8 currently leased to Hogan Lovells. Aspen Insurance executed a 16-year lease on the 72,327 SF, which is anticipated to commence March 1, 2016 (48,218 SF) and April 1, 2016 (24,109 SF) with a base annual rent of $86.00 per SF. Aspen Insurance has a one-time right to terminate its lease with respect to any floor or the entire premise on February 28, 2027, subject to fees equal to the cost of landlord work, landlord’s contribution, free rent, legal fees, brokerage fees, and the equivalent of six months fully escalated rent.
(5)	Bonhams currently leases 27,692 SF of retail space and has renewed its lease to expand to a total of 28,726 SF (additional 1,034 SF of store front). The additional 1,034 SF is not included in underwritten occupancy as the timing for such expansion is unknown. Bonhams also occupies 8,594 SF of office space and 383 SF of storage space, and has signed a lease for additional 4,568 SF of storage space. Bonhams is anticipated to take occupancy of the storage space and begin paying rent in December 2015. Bonhams total occupied square footage at 590 Madison is 41,237 SF.
(6)	Delphi Capital Management has executed a lease renewal with a commencement date of December 1, 2016 and a rent commencement date of June 1, 2017. Base rent steps down to $125.00 per SF at the rent commencement date.
(7)	Pine River Capital Management has a one-time right to terminate its lease on the 7th year anniversary (April 2019 for 25,125 SF on floor 38 and January 2022 for 8,934 SF on floor 36). Subject to unamortized fees of unamortized landlord work, rent concessions/brokerage fees and four months fully escalated rent and interest.
(8)	Corbin subleases a portion of its space.
(9)	Morgan Stanley has the option to either renew its lease for a 10 year period or two subsequent 5 year options.
(10)	Tourneau UW Total Rent per SF includes 226 SF of storage space.
(11)	HQ Global has a one-time right to terminate its lease on November 30, 2019, subject to a termination payment of 3 months rent and other fees.
(12)	NASCAR is currently building out its space and is anticipated to take occupancy in March 2016 and begin paying rent in July 2016. We cannot assure you NASCAR will take occupancy or begin paying rent as expected or at all.
(13)	Brevan Howard subleases a portion of its space.
(14)	SPH Services has a one-time right to terminate its lease on the 7th year anniversary of the renewal commencement date (January 2023) subject to fees of $814,026 and six months of fully escalated rent.
(15)	TravelZoo has a one-time right to terminate its lease on the 7th year anniversary of the rent commencement date (September 2021) subject to fees of $858,965 for free rent/landlord work, interest and 6 months fully escalated fixed rent.
(16)	DW Investment Management is currently building out its space and is anticipated to take occupancy in February 2016 and begin paying rent 9 months thereafter. We cannot assure you they will take occupancy or begin paying rent as expected or at all. DW Investment Management has a one-time right to terminate its lease on the 5th anniversary of its rent commencement date with 12 months’ notice and a fee of $2,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

590 Madison avenue

The following table presents certain information relating to certain tenants at 590 Madison:

Tenant Name		Description
Crowell & Moring	–	Crowell & Moring was founded in 1979 by 53 lawyers who left a large national firm to create their own law firm. Since its foundation, the firm has grown to 500 lawyers throughout Washington D.C., New York, San Francisco, Los Angeles, Orange County, Anchorage, Cheyenne, London, Brussels and affiliate offices in Cairo and Riyadh.
	–	Crowell & Moring is known for its work in antitrust, litigation, and government contracts.
IBM	–	IBM was incorporated in June 1911 and is a publicly traded company that provides computer solutions through the use of advanced information technology, including technologies, systems, products, services, software and financing. IBM operates in more than 150 countries across the globe and derives a majority of its revenue internationally.
	–	IBM owned and occupied the entire building before downsizing its space after the building was acquired by STRS Ohio in 1994; 590 Madison serves as home to IBM’s New York City headquarters. While IBM is headquartered in Armonk, NY, 590 Madison serves as an essential urban corporate location and is the main office for a large portion of its consulting practice. IBM recently renewed its lease for its occupied suites throughout the lower portion of the building.
Aspen Insurance	–	Aspen Insurance Holdings Limited has almost 1,000 employees throughout eight countries. At year-end 2014, the firm’s assets were recorded at $10.7 billion. Founded in 2002, Aspen Insurance has been listed on the New York Stock Exchange since 2003 (NYSE: AHL).
	–	Aspen Insurance will be expanding at 590 Madison, taking over three floors (72,327 SF) from Hogan Lovells in the first half of 2016.
Bain Capital	–	Bain Capital is a global alternative investment firm based in Boston, Massachusetts. It specializes in private equity, venture capital, credit products and absolute return investments. Bain Capital invests across a range of industry sectors and geographic regions. As of June 2014, the firm managed more than $75 billion of investor capital across its various investment platforms.
	–	Bain Capital leases the entire top floor (42nd) at 590 Madison.
Bonhams	–	Bonhams is a privately owned British auction house and one of the world’s oldest and largest auctioneers of fine art and antiques. It was formed by the merger in November 2001 of Bonhams & Brooks and Phillips Son & Neale.
	–	Bonhams leases the Madison Avenue ground floor retail suite at 590 Madison and utilizes it as a showroom space. Bonhams also leases a small office portion. Bonhams recently renewed its lease at 590 Madison and intends to implement a 1,034 SF storefront expansion.
Pine River Capital Management	–	Pine River Capital Management LP (“Pine River”) was founded in 2002 by Brian Taylor with colleagues Jeff Stolt, Aaron Yeary and Nikhil Mankodi. The firm manages solutions for qualified investors spanning hedge funds, separate accounts and listed investment vehicles. Pine River has offices in New York, London, Beijing, Hong Kong, Shenzhen, San Francisco, Austin and Luxembourg.
	–	590 Madison serves as the firm’s New York City headquarters and Pine River occupies the entire 38th floor at 590 Madison (with additional space on the 36th). TwoHarbors, a subsidiary of Pine River, also occupies space at 590 Madison.
Morgan Stanley	–	Morgan Stanley (NYSE: MS), founded in 1935, is a global financial services company that provides its products and services to a range of clients and customers, including corporations, governments, financial institutions and individuals.
	–	A portion of the firm’s Global Wealth Management Group, formally Morgan Stanley Smith Barney Financing LLC, operates out of 590 Madison Avenue and recently renewed its lease for its occupied space.
Tourneau	–	Tourneau is a luxury watch retailer established in 1900 and based in the United States. Tourneau is America’s largest retailer for luxury watches, with 30 stores throughout the country. The company specializes in men’s, women’s and second-hand watches.
	–	Tourneau occupies the East 57th Street ground floor retail space at 590 Madison and has built out the space with a customized exterior indicative of the company’s focus on luxury watches.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

590 Madison avenue

The following table presents certain information relating to the lease rollover schedule based on initial lease expirations at 590 Madison as of August 26, 2015:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned SF	% of Owned SF	Cumulative % of Owned SF	UW Total Rent	UW Total Rent $ per SF	% of UW Total Rent	Cumulative % of UW Total Rent
MTM	0	0.0%	0.0%	$0	$0.00	0.0%	0.0%
2015	0	0.0	0.0%	0	0.00	0.0	0.0%
2016	35,655	3.4	3.4%	3,809,893	106.85	4.1	4.1%
2017	39,094	3.8	7.2%	4,239,522	108.44	4.5	8.6%
2018	55,136	5.3	12.5%	8,942,587	162.19	9.6	18.2%
2019	57,241	5.5	18.1%	8,551,275	149.39	9.2	27.4%
2020	13,825	1.3	19.4%	1,217,263	88.05	1.3	28.7%
2021	25,214	2.4	21.9%	3,160,781	125.36	3.4	32.1%
2022	72,685	7.0	28.9%	8,064,988	110.96	8.7	40.8%
2023	0	0.0	28.9%	0	0.00	0.0	40.8%
2024	113,620	11.0	39.9%	15,253,753	134.25	16.4	57.1%
2025	255,449	24.7	64.5%	24,078,721	94.26	25.8	83.0%
2026 & Thereafter	138,803	13.4	77.9%	15,864,420	114.29	17.0	100.0%
Vacant	228,281	22.1	100.0%	0	0.00	0.0	100.0%
Total/Wtd. Avg.	1,035,003	100.0%		$93,183,202	$115.51	100.0%

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at 590 Madison:

Historical Leased %(1)

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
98.9%	98.0%	98.9%	83.9%	98.1%	97.6%	100.0%	100.0%	95.1%	87.8%	90.9%	89.9%	85.9%	84.5%

(1)	As provided by the borrower.

The following table presents certain information relating to historical base rent at 590 Madison:

Historical Average Base Rent per SF(1)

2012	2013	2014
$92.36	$94.86	$96.55

(1)	As provided by the borrower and represents total base rental income for occupied SF (including storage SF) divided by average occupied SF for the indicated year (net of building management SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

590 Madison avenue

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to historical operating performance and the Underwritten In-Place Net Cash Flow and Underwritten Stabilized Net Cash Flow at the 590 Madison Property:

Cash Flow Analysis

	2012(1)	2013(1)	2014(1)	TTM 7/31/2015(1)	Underwritten In-Place(2)			Underwritten Stabilized(3)(4)
Revenue and Expense Category	$	$	$	$	$	%	$ per SF	$	%	$ per SF
Base Rental Revenue	$83,614,206	$83,478,784	$83,615,869	$87,105,510	$87,084,435	68.2%	$84.14	$87,084,435	67.6%	$84.14
Contractual Rent Steps	0	0	0	0	1,166,965	0.9	1.13	1,166,965	0.9	1.13
Overage / Percentage Rent	161,993	102,582	115,507	118,118	113,113	0.1	0.11	113,113	0.1	0.11
Ground Lease Revenue	1,464,969	1,508,918	1,554,185	1,581,342	2,687,152	2.1	2.60	2,687,152	2.1	2.60
Total Reimbursement Revenue	9,792,907	10,702,013	11,244,651	9,792,517	6,098,766	4.8	5.89	6,098,766	4.7	5.89
Market Revenue from Vacant Units	0	0	0	0	26,896,180	21.1	25.99	26,896,180	20.9	25.99
Parking Revenue	351,660	363,649	345,924	371,199	371,199	0.3	0.36	371,199	0.3	0.36
Other Revenue	3,563,622	4,002,034	3,791,762	3,408,390	3,258,892	2.6	3.15	4,360,381	3.4	4.21
Gross Revenue	$98,949,357	$100,157,980	$100,667,898	$102,377,076	$127,676,703	100.0%	$123.36	$128,778,192	100.0%	$124.42
Vacancy Loss	(1,928,309)	(1,082,392)	(6,675,919)	(12,118,704)	(26,896,180)	(21.1)	(25.99)	(6,003,969)	(4.7)	(5.80)
Credit Loss	0	0	0	0	0	0.0	0.00	0	0.0	0.00
Effective Gross Revenue	$97,021,048	$99,075,588	$93,991,978	$90,258,372	$100,780,523	100.0%	$97.37	$122,774,223	100.0%	$118.62
Real Estate Taxes	22,548,468	24,787,448	26,222,466	29,045,587	29,217,043	29.0	28.23	29,217,043	23.8	28.23
Insurance	528,209	521,862	534,073	412,106	560,751	0.6	0.54	560,751	0.5	0.54
Utilities	5,003,469	5,527,595	5,639,370	5,033,655	5,033,655	5.0	4.86	6,135,144	5.0	5.93
Repairs & Maintenance	2,969,470	2,599,967	2,748,765	2,883,321	2,883,321	2.9	2.79	2,883,321	2.3	2.79
Janitorial	3,362,837	3,385,253	3,409,251	3,465,687	3,465,687	3.4	3.35	3,465,687	2.8	3.35
Management Fee	750,000	750,000	750,000	750,000	1,000,000	1.0	0.97	1,000,000	0.8	0.97
Payroll (Office, Security)	3,912,504	3,939,879	4,088,071	4,266,720	4,266,720	4.2	4.12	4,266,720	3.5	4.12
Advertising	24,594	126,570	21,779	18,222	18,222	0.0	0.02	18,222	0.0	0.02
Professional Fees	144,520	147,089	160,379	172,451	172,451	0.2	0.17	172,451	0.1	0.17
Other Expenses	207,660	209,976	213,599	193,786	193,786	0.2	0.19	193,786	0.2	0.19
Total Operating Expenses	$39,451,731	$41,995,639	$43,787,753	$46,241,535	$46,811,636	46.4%	$45.23	$47,913,125	39.0%	$46.29

Net Operating Income	$57,569,317	$57,079,949	$50,204,226	$44,016,837	$53,968,887	53.6%	$52.14	$74,861,098	61.0%	$72.33
Tenant Improvements	0	0	0	0	0	0.0	0.00	983,253	0.8	0.95
Leasing Commissions	0	0	0	0	0	0.0	0.00	983,253	0.8	0.95
Replacement Reserves	0	0	0	0	248,401	0.2	0.24	248,401	0.2	0.24
Net Cash Flow	$57,569,317	$57,079,949	$50,204,226	$44,016,837	$53,720,486	53.3%	$51.90	$72,646,191	59.2%	$70.19

(1)	The historical cash flows have been adjusted to remove lease termination income, tenant allowance reimbursements, tenant late charges and other non-recurring items. Additionally, in historical periods, Vacancy Loss represents income loss from office rent abatements.
(2)	Underwritten In-Place Base Rental Revenue includes (a) annualized base rent for executed leases as of August 26, 2015, (b) annualized contractual base rent steps through December 31, 2016 totaling $1,509,314, and (c) revenue from four tenants that are signed but not open (Aspen Insurance, NASCAR, DW Investment Management and Bonhams). Underwritten In-Place Contractual Rent Steps reflects the net present value of future contractual rent steps for two investment grade tenants, IBM and Aspen Insurance, through the end of their lease terms (excluding any rent steps already captured in Underwritten In-Place Base Rental Revenue), using a discount rate of 7.0%.
(3)	Underwritten Stabilized Cash Flow analysis grosses up the vacant space at the appraisal’s concluded market rents (included in the “Market Revenue from Vacant Units” line item). The target economic occupancy in this scenario is 95.0% (reflected in the Vacancy Loss line item). This adjustment results in approximately $20,892,211 of incremental revenue. Additional Underwritten Stabilized Cash Flow assumptions are as follows: Underwritten Stabilized Other Revenue includes an additional $1,101,489 in tenant sub-metered electric income calculated through proportional increase in utilities expense; Underwritten Stabilized Utilities reflects the July 31, 2015 TTM expense with an additional proportional increase in utilities expense for increased occupancy, which totals $1,101,489; Underwritten Stabilized Tenant Improvements reflects $1.00 per SF of normalized tenant improvements, adjusted for vacancy of 5%; and Underwritten Stabilized Leasing Commissions reflects $1.00 per SF of normalized leasing commissions, adjusted for vacancy of 5%.
(4)	For the 590 Madison Loan the DSCR Based on Underwritten Stabilized NOI / NCF are 5.24x / 5.08x and the Debt Yield Based on Underwritten Stabilized NOI / NCF are 20.3% / 19.7%. For the 590 Madison Whole Loan the DSCR Based on Underwritten Stabilized NOI / NCF are 2.98x / 2.89x and the Debt Yield Based on Underwritten Stabilized NOI / NCF are 11.5% / 11.2%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

590 Madison avenue

■	Ground Leased Parcel. The collateral for the 590 Madison Whole Loan includes the borrower’s fee simple interest in land adjacent to 590 Madison that is currently ground leased to The Trump Organization (the “Ground Lessee”). The demised premises under the ground lease includes the building at 8-10 East 57th Street (the “North Space”) and portions of the building at 9-11 East 56th Street (the “South Space”). The Ground Lessee subsequently sub-leased the premises to Nike Retail Services, Inc. (“Nike”), whose store is located in the North Space, the upper floors of the South Space, and a building adjacent to the North Space (4-6 East 57th Street). Portions of the South Space were retained by the borrower under the ground lease (i.e., were not leased to the Ground Lessee), including most of the cellar level and the truck dock on the street level.

The term of the ground lease extends until January 31st, 2094. The rent payable to the borrower under the ground lease in 2015 is approximately $1.6 million. Ground rent under the ground lease increases annually by 3% other than in 2020, when it increases by 16%. The borrower receives tax reimbursement income for 100% of the taxes associated with the portion of the ground leased land referred to as the North Space and 78% of the taxes associated with the portion of the ground leased land referred to as the South Space.

SITE PLAN
57TH STREET
50'
195'
Tiffany & Co.
Niketown
Leased Fee Interest
590 Madison Avenue
Trump Tower
FIFTH AVENUE
MADISON AVENUE
56TH STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

590 Madison avenue

■	Appraisal. According to the appraisal, the 590 Madison Property had an “as-is” appraised value of $1,500,000,000 as of August 17, 2015, which assumes the renewal of Bonhams’ lease, which has since occurred, as well as the pending future expansion of retail space on the grade and mezzanine levels.
■	Environmental Matters. According to a Phase I environmental report, dated August 27, 2015, there are no recognized environmental conditions or recommendations for further action at the 590 Madison Property.
■	Market Overview and Competition. The 590 Madison Property is located in the Plaza District of Midtown Manhattan, generally defined as being the area from East 54th Street to the south, East 61st Street to the north, Park Avenue to the east and Sixth Avenue to the west. This area is improved with commercial office buildings and ancillary uses such as hotels, cultural institutions and residential development. The 590 Madison Property is surrounded by some of New York’s well-known landmarks, restaurants, hotels, retail shops and tourist attractions, made accessible by the presence of major transportation hubs. Historically, the Plaza District has evidenced the highest rents in Midtown due to the demand generated by its premier location and quality space. The Plaza District is home to a diverse array of office tenants, including banking, legal services, advertising, and communications companies. Buildings commonly see average office rents of $100 per SF or more in this area, while the surrounding retail properties have average rents in excess of $1,000 per SF for some spaces according to the appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

590 Madison avenue

The appraisal identified the following office leases as comparable to the office space at 590 Madison:

Property	Date	Tenant	SF	Floor	Term	Actual Base Rent	Free Rent	TI per SF	Effective Rent per SF
65 East 55th Street	Jul-15	Avista Capital (Renewal)	16,101	18th floor	5.0	$125.00	4.0 mos.	$10.00	$114.67
9 West 57th Street
	Jul-15	Qatar Investment Authority	6,000	34th floor	5.0	$192.00	5.0 mos.	$0.00	$176.37
	Feb-15	Veritas Capital	15,385	29th floor	5.0	$184.00	4.0 mos.	$70.00	$176.37
280 Park Avenue
	Jul-15	Harvest Partners (Renewal)	38,885	25th and 26th floors	12.8	$113.00	11.0 mos.	$0.00	$104.91
	Jul-15	PJT Capital (Expansion)	42,849	17th floor	11.0	$117.00	12.0 mos.	$0.00	$106.36
	May-15	Govt of Singapore Investment Corp	41,830	9th floor	5.9	$90.00	11.0 mos.	$0.00	$90.79
	Sep-14	Blue Mountain Capital (Expansion)	28,000	14th floor	5.0	$120.00	10.0 mos.	$65.00	$108.50
	Sep-14	Thayer Street Partners	7,560	3rd floor	2.0	$85.00	6.0 mos.	$0.00	$81.07
375 Park Avenue
	May-15	Perez Llorca	1,927	38th floor	5.3	$170.00	3.0 mos.	$0.00	$169.27
	May-15	Centerbridge Capital (Expansion)	45,092	11th-13th floors	5.7	$145.00	8.0 mos.	$60.00	$135.00
717 Fifth Avenue
	Apr-15	Berchwood Partners (Renewal)	4,177	14th floor	3.0	$95.00	4.0 mos.	$5.00	$82.78
	Oct-14	Federal Insurance	8,451	14th floor	5.3	$90.00	3.0 mos.	$80.00	$70.48
660 Madison Avenue
	Apr-15	Corcoran Group, Inc.	48,437	11th, 12th, 18th floors	5.0	$109.00	0.0 mos.	$0.00	$109.00
	Jun-14	Ironbark Investments, LLC	3,214	16th floor	6.2	$118.00	6.0 mos.	$85.00	$94.66
10 E 53rd Street
	Mar-15	Apex Partners (Renewal)	31,000	53rd floor	5.3	$120.00	4.0 mos.	$30.00	$118.06
	Feb-15	Blackstone Group (Expansion)	29,989	17th floor	5.0	$85.00	10.0 mos.	$65.00	$73.42
	Jan-15	OEP Capital Advisors	17,850	26th and 27th floors	6.0	$95.00	12.0 mos.	$75.00	$83.18
535 Madison Avenue	Feb-15	Banco do Brasil, S.A.	12,275	33rd floor	5.0	$122.00	11.0 mos.	$75.00	$117.36
500 Park Avenue	Feb-15	Friedland Properties	14,772	11th floor	6.9	$112.00	11.0 mos.	$67.50	$103.94
510 Madison Avenue
	Feb-15	Jay Goldman & Co. (Expansion)	4,597	24th floor	6.5	$125.00	3.0 mos.	$30.00	$115.58
	Jan-15	OEP Capital Advisors	11,500	19th floor	5.0	$116.00	5.0 mos.	$95.00	$107.14
767 Fifth Avenue	Jan-15	Glenview Capital Management (Renew)	41,000	44th floor	5.8	$185.00	10.0 mos.	$75.00	$169.84
499 Park Avenue	Nov-14	Lippincott (Expansion/Renew)	31,727	18th-20th floors	5.0	$113.00	7.0 mos.	$55.00	$108.92

Source: Appraiser rent comparables report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

590 Madison avenue

The appraisal considered eight comparable building sales to be direct comparables to 590 Madison in terms of building classification, rentable office area, and current occupancy:

Office Sales Comparables(1)

	Property Address	Sale Date	Year Built / Renovated	Office Area (NRA)	Sale Price	Price/SF	Occupancy(2)	NOI/SF(3)
	590 Madison Avenue		1981/2014	973,177			77.9%	$55.46
1	229 West 43rd Street	Aug-15	1912/2014	479,000	$516,000,000	$1,077	90.3%	$46.32
2	230 Park Avenue	May-15	1929/2005	1,406,650	$1,200,000,000	$853	90.0%	$35.44
3	717 Fifth Avenue	May-15	1958/NAP	352,941	$415,000,000	$1176	92.2%	$49.44
4	11 Times Square	Feb-15	2007/NAP	1,110,602	$1,400,000,000	$1,261	84.0%	$37.82
5	1095 Ave of Americas	Jan-15	1970/2007	1,179,522	$2,200,000,000	$1,865	95.0%	$84.50
6	65 East 55th Street	Jul-14	1986/NAP	619,631	$750,000,000	$1,210	96.0%	$49.63
7	601 Lexington Avenue	Oct-14	1977/2007	1,643,942	$2,470,700,000	$1,503	99.5%	$56.26
8	450 Park Avenue	May-14	1972/NAP	334,722	$575,000,000	$1,718	93.0%	$55.94
	Weighted Average(4)					$1,337	92.9%	$52.35

(1)	Source: Appraisal.
(2)	590 Madison’s occupancy of 77.9% is inclusive of the office, retail and storage space, totaling 1,035,003 SF. Office occupancy is 77.7%. Retail occupancy is 100%.
(3)	Represents Underwritten NOI/SF for 590 Madison, other NOI/SF values based on the appraisal.
(4)	Excludes the 590 Madison Property.
■	The Borrower. The borrower is 590 Madison Avenue, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 590 Madison Whole Loan. The borrower is 100% indirectly owned and controlled by The Board of the State Teachers Retirement System of Ohio (“STRS Ohio”). Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the 590 Madison Whole Loan.

STRS Ohio employs approximately 575 associates and is responsible for more than 482,000 active, inactive, and retired Ohio educators. As of August 31, 2015, the STRS Ohio real estate portfolio was valued at $7.7 billion, which represents 10.8% of the total investment portfolio of $71.3 billion. STRS Ohio’s real estate investments are located across the country in states including Ohio, Virginia, New York, Maryland, Illinois, Georgia, Washington, and California. STRS Ohio owns a variety of apartment, retail, office, and industrial properties.

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and leasing commissions reserve of $19,000,000 to be used to fund future tenant allowances and leasing commissions in connection with leasing the vacant space at 590 Madison and (ii) an unfunded obligation reserve of $32,111,456 consisting of tenant improvements of $19,708,983, leasing commissions of $3,397,470 and free rent of $9,005,002. Such reserve amounts are not required to be replenished and are expected to be disbursed upon request of the borrower and satisfaction of certain requirements under the related loan documents.

On each due date during the continuance of a 590 Madison Trigger Period, the 590 Madison Loan documents require (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) a tenant improvement and leasing commission reserve equal to $215,625 if the tenant improvement and leasing commission reserve amount is less than $2,000,000 and (iii) a capital expenditure reserve equal to $21,563 if the capital expenditure reserve amount is less than $200,000.

A “590 Madison Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the related loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.25x until the debt service coverage ratio is greater than or equal to 1.25x for two consecutive fiscal quarters or (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other 590 Madison Trigger Period is ongoing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

590 Madison avenue

■	Lockbox and Cash Management. The 590 Madison Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all credit card receivables to be remitted directly into the lockbox account and all cash revenues relating to the 590 Madison Property and all other money received by the borrower or the property manager with respect to the 590 Madison Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the first business day following receipt. For so long as no 590 Madison Trigger Period or event of default under the 590 Madison Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a 590 Madison Trigger Period or event of default (if the lender so elects, only with respect to the continuance of an event of default) under the 590 Madison Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a 590 Madison Trigger Period or, at the lender’s discretion, during an event of default under the 590 Madison Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.
■	Property Management. The 590 Madison Property is currently managed by Edward J. Minskoff Equities, Inc. Under the 590 Madison Loan documents, the 590 Madison Property is required to remain managed by any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the 590 Madison Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy.
■	Mezzanine or Secured Subordinate Indebtedness. The 590 Madison Loan documents permit future mezzanine financing, subject to satisfaction of certain conditions set forth in the 590 Madison Loan documents, including among others: (i) no event of default under the 590 Madison Loan is ongoing; (ii) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender and any Rating Agency; (iii) the mezzanine loan together with the 590 Madison Loan has a combined loan-to-value ratio (as calculated under the 590 Madison Loan documents) of no greater than 41.17%; (iv) the debt service coverage ratio (as calculated under the 590 Madison Loan documents and taking into account the mezzanine loan and the 590 Madison Loan) is at least 2.14x; (v) the mezzanine loan is subordinate to the 590 Madison Loan; (vi) such future mezzanine debt is required to be either coterminous with the 590 Madison Loan or freely pre-payable without premium or penalty after any applicable lockout or spread maintenance period (or the equivalent) that expires prior to the maturity date; (vii) such debt will be current-pay only, with no accrual, “pay-in-kind” or similar features; (viii) if the permitted mezzanine debt bears a floating rate of interest, such debt is required to acquire and maintain an interest rate cap agreement from any counterparty that has and maintains (a) either (i) a long-term unsecured debt rating or counterparty rating of A- or higher from S&P; or (ii) a short-term unsecured debt rating of A-1 or higher from S&P, and (b) a long-term unsecured debt rating of A3 or higher from Moody’s, in a notional amount that is not less than the outstanding principal balance of the permitted mezzanine debt and (ix) receipt of a Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

590 Madison avenue

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the 590 Madison Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the 590 Madison Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $500,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 590 Madison Property are separately allocated to the 590 Madison Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

South plains mall

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

South plains mall

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

South plains mall

South Plains Mall
5702 and 6002 Slide Road
Lubbock, TX 79414
Lubbock
DOWNTOWN
Texas Tech University
NORTH BY NORTHWEST
CAPROCK
BAYLESS ATKINS
LUBBOCK PRESTON SMITH INTERNATIONAL AIRPORT
Hillcrest Golf Course
Lubbock Country Club
Reri Huffman Athletic Complex
Buddy Holly Recreation Area
Rawls Golf Course
Meadowbrook Golf Course
Lubbock Heart Hospital
Museum of Texas Tech University
University Medical Center
Rawls College of Business
Jones AT&T Stadium
Overton Hotel and Conference Center
Walmart Supercenter
Lubbock Memorial Civic Center
Panhandle South Plains Fairgrounds
College of Arts and Sciences
Wells Fargo Amphitheatre
John Walker Soccer Complex
United Supermarkets Arena
Texas Tech Student Union
Lubbock Christian University
Covenant Medical Center
Covenant Children's Hospital
Chaparral Ridge Golf Course
Municipal Garden & Arts Center
Grace Medical Center
Caprock Center
Ventura Place
Dupree Park
Leftwich Park
Central Plaza
KENT ST
CLOVIS ST
ERSKINE ST
4TH ST
BROADWAY
19TH ST
IDALOU RD
34TH ST
50TH ST
66TH ST
E SLATON RD
FM-1264
UNIVERSITY AVE
AVENUE Q
QUAKER AVE
INDIANA AVE
289
27
114
62
82
84
Guymon
Perryton
Woodward
Perry
OKLAHOMA
Amarillo
Elk City
Oklahoma City
Canyon
Childress
Pauls Valley
Vernon
Paducah
Wichita Falls
Seymour
Lubbock
TEXAS
Jacksboro
Dallas-Fort Worth
Lamesa
Snyder
Abilene
Stephenville
Midland
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

South plains mall

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Lubbock, Texas	Cut-off Date Principal Balance(5)		$70,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(3)		$203.35
Size (SF)(1)	983,517	Percentage of Initial Pool Balance		8.5%
Total Occupancy as of 9/30/2015(1)(2)	97.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2015(2)	96.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2015	Mortgage Rate		4.2205%
Appraised Value	$368,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$26,228,590
Underwritten Expenses	$7,820,045	Escrows(6)
Underwritten Net Operating Income (NOI)	$18,408,546		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,437,338	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	54.3%	Insurance	$0	$0
Maturity Date LTV Ratio(3)(4)	50.1%	Replacement Reserve	$517,000	$0
DSCR Based on Underwritten NOI / NCF(3)	2.15x / 2.04x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.2% / 8.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$200,000,000	100.0%	Principal Equity Distribution(7)	$197,987,407	99.0%
			Closing Costs	1,495,593	0.7
			Reserves	517,000	0.3

Total Sources	$200,000,000	100.0%	Total Uses	$200,000,000	100.0%

(1)	Size (SF) does not include 143,700 SF for Sears which is not part of the collateral (SF inclusive of Sears is 1,127,217 SF). Home Depot (not part of the collateral) is also excluded from Size (SF) and Total Occupancy as it is a free-standing box with limited available information. Home Depot pays the borrower for common area maintenance, and the borrower does not own the related fee simple or leasehold interest.

(2)	Total Occupancy and Owned Occupancy include 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding this tenant are 96.9% and 96.4%, respectively.

(3)	Calculated based on the aggregate outstanding principal balance of the South Plains Mall Whole Loan.

(4)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $399,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 54.3%. See “—Appraisal” below.

(5)	The Cut-off Date Principal Balance of $70,000,000 represents the controlling note A-1 of a $200,000,000 whole loan evidenced by three pari passu notes. The non-controlling companion loans, evidenced by note A-2 and note A-3 with an aggregate outstanding principal balance as of the Cut-off Date of $130,000,000, are expected to be contributed to one or more future securitization transactions.

(6)	See “—Escrows” below.

(7)	At origination, the South Plains Mall Property was unencumbered, and the proceeds from the South Plains Mall Whole Loan were used to recapitalize the borrower sponsor. The borrower repaid senior debt related to the South Plains Mall Property of approximately $77.7 million in November 2014 and mezzanine debt of $27.3 million related to the South Plains Mall Property in February 2014.

■	The Mortgage Loan. The mortgage loan (the “South Plains Mall Loan”) is part of a whole loan structure (the “South Plains Mall Whole Loan”) comprised of three pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Lubbock, Texas (the “South Plains Mall Property”). The South Plains Mall Loan (evidenced by note A-1), which represents a controlling interest in the South Plains Mall Whole Loan, has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 8.5% of the Initial Pool Balance. The related companion loans (the “South Plains Mall Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $130,000,000 and are evidenced by note A-2 and note A-3, which represent a non-controlling interest in the South Plains Mall Whole Loan and are currently held by Goldman Sachs Mortgage Company and are expected to be contributed to one or more future securitization transactions. The South Plains Mall Whole Loan was originated by Goldman Sachs Mortgage Company on October 23, 2015. The South Plains Mall Whole Loan has an original principal balance of $200,000,000 and each note has an interest rate of 4.2205% per annum. The borrower utilized the proceeds of the South Plains Mall Whole Loan to recapitalize the borrower sponsor, fund reserves and pay loan origination costs.

The South Plains Mall Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The South Plains Mall Loan requires interest only payments during its term. The scheduled maturity date of the South Plains Mall Loan is the due date in November 2025. The South Plains Mall Loan may be voluntarily prepaid on or after the due date in December 2017 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the South Plains Mall Loan is permitted on and after August 6, 2025 without payment of any yield maintenance or prepayment premium.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

South plains mall

■	The Mortgaged Property. The South Plains Mall Property is a 983,517 SF of an approximately 1.1 million SF super regional mall located in Lubbock, Texas. The South Plains Mall Property is located along the Loop 289 Freeway, approximately six miles southwest of the Lubbock Central Business District and five miles south of Texas Tech University which has approximately 35,000 enrolled students as of the Fall 2014 academic semester. The South Plains Mall Property was constructed in 1972 and is currently undergoing a $24 million renovation program that is anticipated to be completed by mid-2016 and is expected to include new mall entrances, common area upgrades, new mall signage, skylights, kiosks and public restroom additions/renovations. The South Plains Mall Property is anchored by Dillard’s Women, Dillard’s Men’s & Children, JCPenney, Barnes & Noble, Premiere Cinemas, Bealls, Sears (not included in the collateral) and a free-standing Home Depot (not included in the collateral). Collateral for the South Plains Mall Loan includes three ground leased tenants (Bealls (GL), Olive Garden and Raising Cane’s Chicken Fingers), for which the borrower owns the land and the tenants own their boxes. Per the borrower, the South Plains Mall Property generates sales of approximately $472 per SF for tenants occupying less than 10,000 SF for a period of at least 12 months and an occupancy cost of 14.4% as of September 30, 2015. As of September 30, 2015, the Total Occupancy (excluding Home Depot) was 97.0% and Owned Occupancy (excluding Home Depot and Sears) was 96.6%.

The following table presents certain information relating to the anchor and junior anchor tenants (of which, certain tenants may have co-tenancy provisions) at the South Plains Mall Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Premiere Cinemas(4)	NR / NR / NR	61,796	5.5%	Yes	$1,270,651	$20.56	4/30/2032	$362,654	20.0%	NA
Dillard’s Women	BBB- / Baa3 / BBB-	162,755	14.4	Yes	$1,131,623	$6.95	1/31/2017	$227.47	2.5%	3, 5-year options
JCPenney(5)	B- / NR / CCC+	218,518	19.4	Yes	$996,846	$4.56	7/31/2017	$100.66	3.7%	2, 5-year options
Barnes & Noble	NR / NR / NR	33,411	3.0	Yes	$692,074	$20.71	1/31/2020	$200.26	9.4%	2, 5-year options
Dillard’s Men’s & Children	BBB- / Baa3 / BBB-	93,949	8.3	Yes	$648,733	$6.91	1/31/2017	$183.02	3.3%	3, 5-year options
Bealls (GL)(6)	NR / NR / NR	40,000	3.5	Yes	$347,997	$8.70	1/31/2022	$100.27	7.8%	NA
Sears	C / Caa3 / CCC+	143,700	12.7	No	$171,188	$1.19	6/30/2046	$103.69	0.1%	NA
Home Depot(7)	A / A2 / A	NA	NA	No	$11,200	NA	12/31/2040	NA	NA	NA
Total Anchors		754,129	66.9%

Jr. Anchors
Forever 21	NR / NR / NR	15,419	1.4%	Yes	$773,779	$50.18	2/28/2018	$221.72	20.6%	NA
A'GACI	NR / NR / NR	14,427	1.3	Yes	$594,513	$41.21	1/31/2024	$143.75	27.1%	NA
Boot Barn	NR / NR / NR	19,071	1.7	Yes	$352,840	$18.50	7/31/2024	$104.89	16.3%	2, 5-year options
Shoe Dept. Encore	NR / NR / NR	16,616	1.5	Yes	$224,876	$13.53	3/31/2023	$138.83	8.6%	NA
Party City	NR / NR / NR	10,500	0.9	Yes	$224,166	$21.35	10/31/2017	$293.88	6.5%	NA
Total Jr. Anchors		76,033	6.7%

In-Line(8)		251,378	22.3%	Yes	$15,127,495	$60.18
Food Court		10,605	0.9%	Yes	$1,111,389	$104.80
Kiosks		1,306	0.1%	Yes	$697,194	$533.84
Storage		NA	NA	Yes	$18,737	NA
Vacant		33,766	3.0%	NA	$0	$0.00

Total Owned SF		983,517	87.3%
Total SF		1,127,217	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the South Plains Mall Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Premiere Cinemas are on per screen basis; the theater has 16 screens. Sales for Sears are an estimate based upon information provided to the borrower by the tenant. Sales figures presented are on a trailing-12 month basis as of August 31, 2015.

(4)	Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the Trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by ($133,354) to account for the possible rent reduction for this tenant.

(5)	JCPenney subleases a portion of its space to Firestone Tire.

(6)	Bealls is a ground lease tenant. The borrower owns the land and the tenant owns its box.

(7)	Home Depot is a free-standing box with limited available information. The borrower does not own the related fee or leasehold interest.

(8)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

South plains mall

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the South Plains Mall Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Premiere Cinemas(4)	NR / NR / NR	61,796	6.3%	$865,785	6.2%	$14.01	4/30/2032	$362,654.00	20.0%	NA
Barnes & Noble	NR / NR / NR	33,411	3.4	585,000	4.2	17.51	1/31/2020	$200.26	9.4%	2, 5-year options
A'GACI	NR / NR / NR	14,427	1.5	562,869	4.0	39.02	1/31/2024	$143.75	27.1%	NA
JCPenney(5)	B- / NR / CCC+	218,518	22.2	404,945	2.9	1.85	7/31/2017	$100.66	3.7%	2, 5-year options
Kay Jewelers	NR / NR / NR	1,505	0.2	360,706	2.6	239.67	12/31/2024	$2,737.92	9.9%	NA
Zales	NR / NR / NR	1,597	0.2	338,215	2.4	211.78	5/31/2018	$2,294.71	10.5%	NA
Dillard's Women(6)	BBB- / Baa3 / BBB-	162,755	16.5	325,510	2.3	2.00	1/31/2017	$227.47	2.5%	3, 5-year options
Forever 21	NR / NR / NR	15,419	1.6	301,996	2.2	19.59	2/28/2018	$221.72	20.6%	NA
Victoria’s Secret	NR / NR / NR	7,695	0.8	291,833	2.1	37.93	1/31/2025	$586.94	10.8%	NA
Journeys	NR / NR / NR	2,323	0.2	273,107	2.0	117.57	6/30/2023	$881.51	16.8%	NA
Ten Largest Owned Tenants		519,446	52.8%	$4,309,967	30.8%	$8.30
Remaining Owned Tenants(7)		430,305	43.8	9,684,892	69.2	22.51
Vacant Spaces (Owned Space)		33,766	3.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		983,517	100.0%	$13,994,859	100.0%	$14.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the South Plains Mall Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. Because sales information is self-reported, such information is not independently verified by the borrower.

(3)	Sales for Premiere Cinemas are on a per screen basis; the theater has 16 screens. Sales for Sears are an estimate based upon information provided to the borrower by the tenant. Sales figured presented are on a trailing-12 month basis as of August 31, 2015.

(4)	Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the Trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by $133,354 to account for the possible rent reduction for this tenant.

(5)	JCPenney subleases a portion of its space to Firestone Tire.

(6)	In additional to Dillard’s Women, Dillard’s Men’s & Children occupies a separate box for 93,949 SF which expires on January 31, 2017 with a base rent of $2.42 per SF.

(7)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at the South Plains Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	11,655	1.2	1.2%	293,091	2.1	25.15	5
2016	54,373	5.5	6.7%	1,334,959	9.5	24.55	26
2017	514,914	52.4	59.1%	2,541,648	18.2	4.94	16
2018	45,123	4.6	63.7%	1,699,615	12.1	37.67	14
2019	18,559	1.9	65.5%	1,084,033	7.7	58.41	11
2020	69,751	7.1	72.6%	1,461,452	10.4	20.95	8
2021(2)	13,161	1.3	74.0%	542,413	3.9	41.21	8
2022	54,105	5.5	79.5%	839,507	6.0	15.52	6
2023	32,821	3.3	82.8%	755,415	5.4	23.02	4
2024	38,250	3.9	86.7%	1,352,914	9.7	35.37	6
2025	32,519	3.3	90.0%	1,152,526	8.2	35.44	6
2026 & Thereafter	64,520	6.6	96.6%	937,285	6.7	14.53	2
Vacant	33,766	3.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	983,517	100.0%		$13,994,859	100.0%	$14.74	112

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

(2)	Includes 1,284 SF for Spring Mobile, AT&T Authorized Retailer, which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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South plains mall

The following table presents certain information relating to historical leasing at the South Plains Mall Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	95.3%	94.4%	97.7%

(1)	As provided by the borrower, and represents in place occupancy including tenants with executed leased but have not yet opened for business as of December 31 for the indicated year, and excluding Home Depot and Sears.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the South Plains Mall Property:

Cash Flow Analysis(1)

	2013(2)(3)	2014(2)(3)	TTM 8/31/2015(2)(3)	Underwritten(4)(5)	Underwritten $ per SF
Base Rent	$12,462,233	$13,320,001	$13,865,909	$13,994,859	$14.23
Overage Rent	1,074,864	1,065,653	1,025,600	978,757	1.00
Kiosk/ Temp/ Specialty Rent	1,641,451	1,459,381	1,311,668	1,311,668	1.33
Other Rental Revenue(4)	379,931	432,311	488,456	488,456	0.50
Total Reimbursement Revenue	8,776,364	9,134,025	9,015,231	9,421,686	9.58
Gross Up Vacancy	0	0	0	2,741,110	2.79
Other Income	102,377	135,655	33,165	33,165	0.03
Gross Revenue	$24,437,219	$25,547,026	$25,740,028	$28,969,700	$29.46

Vacancy & Credit Loss	(211,032)	(250,120)	(62,958)	(2,741,110)	(2.79)
Effective Gross Income	$24,226,187	$25,296,906	$25,677,070	$26,228,590	$26.67

Total Operating Expenses	$7,442,358	$7,662,895	$7,387,822	$7,820,045	$7.95

Net Operating Income	$16,783,830	$17,634,011	$18,289,248	$18,408,546	$18.72
TI/LC	0	0	0	597,152	0.61
Capital Expenditures	0	0	0	374,056	0.38
Net Cash Flow	$16,783,830	$17,634,011	$18,289,248	$17,437,338	$17.73

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Vacancy and credit loss line item for 2013, 2014 and TTM 8/31/2015 represents reserves for bad debt and tenant rent abatements. Historical capital expenditures, tenant improvements and leasing costs for years 2013, 2014 and the TTM 8/31/2015 have been excluded for presentation purposes.

(3)	Historical presentation and the underwritten cash flow exclude income and expenses on the Premiere Cinemas pad related to a ground lease previously in place that was collapsed at origination.

(4)	Underwritten Base Rent is based on contractual rents as of September 30, 2015 and rent steps through December 31, 2016. Underwritten Base Rent also includes the Base Rent for Spring Mobile, AT&T Authorized Retailer that has executed lease but is not yet open for business or begun paying rent. We cannot assure this tenant will take occupancy or begin paying rent as anticipated or at all.

(5)	Premiere Cinemas lease permits the tenant to request rent reduction if the occupancy cost exceeds 20.0%. Based on the Trailing 12-months sales as of August 31, 2015, the tenant has an occupancy cost of 22.3% which exceeds the threshold for rent reduction. The total underwritten cash flow has been reduced by $133,354 to account for the possible rent reduction for this tenant.

■	Appraisal. According to the appraisal, the South Plains Mall Property had an “as-is” appraised value of $368,000,000 as of September 7, 2015 and a “prospective market value upon stabilization” appraised value of $399,000,000 as of September 1, 2016, after “modest lease up” and renovation completion over the next 12 months.

■	Environmental Matters. According to a Phase I environmental report, dated September 2015, there are no recognized environmental conditions or recommendations for further action at the South Plains Mall Property.

■	Market Overview and Competition. The following is per the appraisal. The South Plains Mall Property is located in the city of Lubbock in the West Texas Panhandle. The South Plains Mall Property’s primary trade area spans 25 miles; however, the South Plains Mall Property draws from up to 50 miles due to its regional accessibility and limited competition. As of 2014, the population within the trade area of South Plains Mall Property was estimated to be approximately 305,892, with an average household income of $61,121. The South Plains Mall is the only enclosed mall within a 100-mile plus radius, and the closest regional malls are located in Amarillo, Midland and Odessa. Local competition consists of power centers and lifestyle centers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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South plains mall

The following table presents certain information relating to the primary competition for the South Plains Mall Property:

Competitive Set(1)

	South Plains Mall	Central Plaza	South Plains Crossing	Canyon West Shopping Center	Lubbock Parkade	South Plains Plaza	Kingsgate Center North
Distance from Subject	-	0.2 miles	0.2 miles	2.5 miles	1.0 miles	0.2 miles	1.5 miles
Property Type	Super Regional Mall	Power Center	Power Center	Power Center	Power Center	Power Center	Lifestyle Center
Year Built	1972	1979	1996	2006	1985	1994	1986
Total GLA	1,127,217	151,351	162,996	781,822	182,241	155,351	143,825
Total Occupancy	97.0%	100%	100%	100%	97%	95%	100%
Notable Tenants	Sears, Dillard's Women, Dillard’s Men’s & Children, JCPenney and Bealls	Bed Bath & Beyond, Old Navy, Staples and Shoe Carnival	Hobby Lobby, Spec’s Liquor, Red Raider Outfitters and Eyemart Express	Target, Ross Dress for Less, Burlington Coat Factory and Sam's Club	SteinMart, Mardel, TJ Maxx and Hancock Fabrics	PetsMart, Office Max, Michael’s and Rooms-to-Go	Talbots, Sprouts, Malouf's and Rooms-to-Go

(1)	Source: Appraisal.

■	The Borrower. The borrower is Macerich South Plains LP, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the South Plains Mall Loan. Pacific Premier Retail Trust LLC, an indirect owner of the borrower, is the non-recourse carveout guarantor under the South Plains Mall Loan.

Pacific Premier Retail Trust LLC is 60% indirectly owned by The Macerich Company (“Macerich”) (NYSE: MAC) and 40% indirectly owned by RPM JV LLC, a subsidiary of GIC. Macerich is a publicly traded real estate investment trust headquartered in Santa Monica, California. Macerich is an S&P 500 company and the third-largest owner by market value and operator of shopping centers in the United States. Macerich’s portfolio includes 51 regional shopping centers and eight community/power shopping centers aggregating approximately 55 million SF of GLA. As of September 30, 2015, the portfolio was 95.4% occupied and had sales of $630 per SF. Macerich was founded in 1972. Macerich had an equity market capitalization of $13 billion and enterprise value/total market capitalization of approximately $20.5 billion as of the third quarter of 2015. GIC is a global investment firm with over $100 billion in assets under management. GIC has investments in over 40 countries and has been investing in emerging markets for more than two decades. Headquartered in Singapore, GIC employs over 1,200 people across 10 offices in key financial cities worldwide.

■	Escrows. On the origination date of the South Plains Mall Loan, the borrower funded an escrow reserve in the amount of $517,000 for replacement reserves.

In addition, on each due date, the borrower will be required to fund (i) a tax reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period unless no South Plains Mall Trigger Period is then in effect and the borrower provides evidence that taxes continue to be timely paid, (ii) an insurance reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period unless no event of default is occurring and the insurance is maintained under a blanket policy, and (iii) during a South Plains Mall Trigger Period, (a) a tenant improvements and leasing commissions reserve in an amount equal to $42,358 (capped at $508,298) and (b) a replacement reserve in an amount equal to $10,589 (capped at $127,068).

A “South Plains Mall Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the South Plains Mall Loan documents) for the trailing 12-month period (as of the last day of any calendar quarter) falling below 1.40x and ending at the conclusion of the second consecutive calendar quarter for which the debt service coverage ratio is greater than 1.40x or (ii) commencing upon the occurrence of an event of default under the South Plains Mall Loan and ending when such event of default is no longer continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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South plains mall

■	Lockbox and Cash Management. The South Plains Mall Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account. So long as no South Plains Mall Trigger Period is continuing, the borrower will have access to the funds deposited into the lockbox account and may utilize the lockbox account as its operating account. Upon the occurrence and during the continuance of a South Plains Mall Trigger Period, the borrower will have no further access to funds in the lockbox account, and such funds (less any minimum peg balance, not to exceed $50,000) are required to be swept on a weekly basis and on the second business day preceding each due date into the lender-controlled cash management account. On each due date during a South Plains Mall Trigger Period, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and all remaining amounts be reserved in an excess cash flow reserve account.

■	Property Management. The South Plains Mall Property is currently managed by Macerich Management Company. Under the South Plains Mall Loan documents, the South Plains Mall Property is required to remain managed by certain managers meeting financial and experience criteria set forth in the related loan documents or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the South Plains Mall Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy.

■	Release of Collateral. The borrower is permitted to obtain the release of a non-income producing vacant portion of the South Plains Mall Property at any time, subject to the satisfaction of certain conditions, including that: (i) no event of default under the South Plains Mall Loan is then continuing and the release will not cause an event of default to occur and (ii) the borrower delivers a REMIC opinion.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the South Plains Mall Property (plus loss of rents and/or business interruption insurance for a period beginning on the date of casualty and continuing until the restoration of the South Plains Mall Property is completed or the expiration of 24 months, whichever first occurs). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the South Plains Mall Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the annual the insurance premium that is payable at that time in respect of the property, loss of rents/business interruption, general liability and umbrella liability insurance required under the related loan documents. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the South Plains Mall Property are separately allocated to the South Plains Mall Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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57

WESTIN BOSTON WATERFRONT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

WESTIN BOSTON WATERFRONT

Westin Boston Waterfront
425 Summer Street
Boston, MA 02210
Boston
Medford
Malden
Everett
Chelsea
Somerville
Cambridge
Mystic River
Charles River
Dorchester Bay
CHARLESTOWN
EAST BOSTON
EAST CAMBRIDGE
CAMBRIDGEPORT
BACK BAY
CBD
SEAPORT DISTRICT
SOUTH END
SOUTH BOSTON
FENWAY-KENMORE
LONGWOOD MEDICAL AREA
ROXBURY
NORTH DORCHESTER
SOUTH DORCHESTER
JAMAICA PLAIN
ROSLINDALE
WEST SOMERVILLE
BOSTON LOGAN INTERNATIONAL AIRPORT
Massachusetts Convention Center
Tufts Medical Center
Prudential Center
Fenway Park
Boston University
Massachusetts Institute of Technology
Massachusetts General Hospital
Faneuil Hall Marketplace
TD Garden
Cambridgeside Galleria Mall
Bunker Hill Community College
Harvard University
Porter Square Shopping Center
Porter Exchange Mall
Assembly Square Mall
Gateway Center
Meadow Glen Mall
Tufts University -Medford
Lawrence Memorial Hospital
Northeastern University
Children's Hospital Boston
Boston Medical Center-Harrison Campus
UMass Boston
Soldiers Field Athletic Area
Middlesex Fells Reservation
Franklin Park
Beverly
North Reading
Billerica
Burlington
Wakefield
Peabody
Salem
Bedford
Woburn
Lynn
Concord
Melrose
Lexington
Lincoln
Revere
Waltham
Weston
Watertown
Wayland
Newton
Brookline
Wellesley
West Roxbury
Needham
Milton
Dedham
Quincy
Hingham
Norwood
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

WESTIN BOSTON WATERFRONT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Boston, Massachusetts	Cut-off Date Principal Balance(3)		$70,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$258,511.98
Size (Rooms)	793	Percentage of Initial Pool Balance		8.5%
Total TTM Occupancy as of 9/30/2015	76.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2015	76.1%	Type of Security	Leasehold
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate		4.3580%
Appraised Value	$345,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP

Underwritten Revenues	$91,507,426
Underwritten Expenses	$65,021,727
Underwritten Net Operating Income (NOI)	$26,485,700	Escrows
Underwritten Net Cash Flow (NCF)	$22,951,418		Upfront	Monthly
Cut-off Date LTV Ratio(1)	59.4%	Taxes	$0	$0
Maturity Date LTV Ratio(1)(2)	44.8%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.16x / 1.87x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.9% / 11.2%	Other(4)	$3,800,000	$62,500

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$205,000,000	100.0%	Principal Equity Distribution	$200,116,189	97.6%
			Reserves	3,800,000	1.9
			Closing Costs	1,083,811	0.5

Total Sources	$205,000,000	100.0%	Total Uses	$205,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Westin Boston Waterfront Whole Loan.
(2)	The Maturity Date LTV is calculated utilizing the “as stabilized” appraised value of $368,000,000. The Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value is 47.8%. See “—Appraisal” below.
(3)	The Cut-off Date Principal Balance of $70,000,000 represents the controlling note A-1 of a $205,000,000 whole loan evidenced by three pari passu notes. The non-controlling companion loans, evidenced by note A-2 and note A-3 with an aggregate outstanding principal balance of $135,000,000, are expected to be contributed to one or more future securitization transactions.
(4)	Other reserve represents $3,000,000 for plaza repairs, an upfront $500,000 initial base ground lease reserve ($62,500 monthly) and an upfront $300,000 deferred maintenance reserve. The $62,000 in monthly reserves for base ground rent do not include additional amounts based on percentage rent which the borrower is required to begin escrowing in July 2016, will be added to the monthly ground lease amount, and which are subject to incremental increases during 10-year periods for the life of the ground lease. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Westin Boston Waterfront Loan”) is part of a whole loan structure (the “Westin Boston Waterfront Whole Loan”) comprised of three pari passu notes that are secured by a first mortgage encumbering the borrowers’ leasehold interest in a full service hotel property located in Boston, Massachusetts (the “Westin Boston Waterfront Property”). The Westin Boston Waterfront Loan (evidenced by note A-1), which represents a controlling interest in the Westin Boston Waterfront Whole Loan, has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 8.5% of the Initial Pool Balance. The related companion loans (the “Westin Boston Waterfront Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $135,000,000 and are evidence by note A-2 and note A-3, which represent non-controlling interests in the Westin Boston Waterfront Whole Loan and are currently held by Goldman Sachs Mortgage Company and are expected to be contributed to one or more future securitization transactions. The Westin Boston Waterfront Whole Loan was originated by Goldman Sachs Mortgage Company on October 27, 2015. The Westin Boston Waterfront Whole Loan has an original principal balance of $205,000,000 and each note has an interest rate of 4.3580% per annum. The borrowers utilized the proceeds of the Westin Boston Waterfront Loan to recapitalize the borrower sponsor, fund reserves and pay closing costs.

The Westin Boston Waterfront Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Westin Boston Waterfront Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Westin Boston Waterfront Loan is the due date in November 2025. Voluntary prepayment of the Westin Boston Waterfront Loan is prohibited prior to the due date in August 2025. Provided that no event of default under the Westin Boston Waterfront Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Westin Boston Waterfront Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Westin Boston Waterfront Whole Loan is deposited.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Property. The Westin Boston Waterfront Property is a 793-room full-service hotel located in the Seaport submarket of Boston, Massachusetts. The Westin Boston Waterfront Property was constructed in 2006 and is located at 425 Summer Street, between Avenue D and the Boston Convention & Exhibition Center. The Westin Boston Waterfront Property features approximately 89,000 SF of meeting space, five food and beverage outlets, a fitness center, business center, concierge and valet service. The hotel at the Westin Boston Waterfront Property is operated by an affiliate of Starwood Hotels under a long-term management agreement. The borrower’s interest in the Westin Boston Waterfront Property is pursuant to a ground lease with 84 years remaining.

The 1,090,200 SF Westin Boston Waterfront Property is located on a 4.18 acre parcel. The Westin Boston Waterfront Property is 16-stories with 4 subgrade levels.

The following table presents certain information relating to the 2014 demand analysis with respect to the Westin Boston Waterfront Property based on market segmentation, as provided in the appraisal for the Westin Boston Waterfront Property:

2014 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Westin Boston Waterfront	64.0%	17.0%	19.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Westin Boston Waterfront Property and various market segments, as provided in a September 2015 travel research report for the Westin Boston Waterfront Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM September 2015	94.9%	100.7%	95.5%
TTM September 2014	96.2%	100.7%	96.9%
TTM September 2013	94.7%	96.5%	91.4%

(1)	Source: September 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Westin Boston Waterfront Property:

Westin Boston Waterfront(1)

	2013	2014	TTM 9/30/2015
Occupancy	74.5%	75.3%	76.1%
ADR	$207.60	$231.05	$242.74
RevPAR	$154.60	$174.09	$184.65

(1)	As provided by the borrowers and represents averages for the indicated periods.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Westin Boston Waterfront Property:

Cash Flow Analysis(1)

	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$44,748,476	$50,390,242	$53,445,239	$53,445,239	$67,396
Food & Beverage Revenue	26,659,508	29,237,155	33,208,831	33,208,831	41,877
Net Retail Revenue	276,377	504,058	537,265	537,265	678
Parking Revenue	2,483,275	2,647,361	2,613,114	2,613,114	3,295
Other Operating Department Revenue(2)	1,090,003	935,182	499,212	499,212	630
Other Revenue	816,916	880,884	1,203,765	1,203,765	1,518
Total Revenue	$76,074,555	$84,594,882	$91,507,426	$91,507,426	$115,394

Room Expense	$12,910,008	$13,329,923	$14,006,433	$14,006,433	$17,663
Food & Beverage Expense	18,919,329	20,068,574	21,568,640	21,568,640	27,199
Other Operating Department Expense	667,821	673,597	268,386	268,386	338
Parking Expense	615,482	654,719	687,598	687,598	867
Total Departmental Expense	$33,112,640	$34,726,813	$36,531,057	$36,531,057	$46,067
Total Undistributed Expense	17,979,860	19,525,558	21,116,344	21,232,181	26,775
Total Fixed Expense	6,247,580	6,670,659	6,006,581	7,258,489	9,153
Total Operating Expenses	$57,340,080	$60,923,030	$63,653,982	$65,021,727	$81,995

Net Operating Income	$18,734,475	$23,671,852	$27,853,444	$26,485,700	$33,399
FF&E	2,932,592	3,257,738	3,524,445	3,534,282	4,457
Net Cash Flow	$15,801,883	$20,414,114	$24,328,999	$22,951,418	$28,943

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other operating department revenue includes miscellaneous revenues.

■	Appraisal. According to the appraisal, the Westin Boston Waterfront Property had an “as-is” appraised value of $345,000,000 as of October 16, 2015 and an “as stabilized” appraised value of $368,000,000 as of November 1, 2018 based on an assumed stabilized occupancy rate of 75.0%.

■	Environmental Matters. According to a Phase I environmental report, dated October 21, 2015, there are no recognized environmental conditions or recommendations for further action at the Westin Boston Waterfront Property.

■	Market Overview and Competition. The Westin Boston Waterfront Property is located in the Seaport submarket of Boston, Massachusetts. The Westin Boston Waterfront Property’s competitive set has an average occupancy of 80.2%, ADR of $241.05, and RevPAR of $193.31 as of the trailing 12-month period ended September 30, 2015.

The following table presents certain information relating to the primary competition for the Westin Boston Waterfront Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM September 2015 Occupancy	TTM September 2015 ADR	TTM September 2015 RevPAR
Westin Boston Waterfront	793	2006	76.1%	$242.74	$184.65

Competitive Set
Hyatt Regency Boston	502	1985	NAV	NAV	NAV
The Seaport Hotel	428	1998	NAV	NAV	NAV
Renaissance Boston Waterfront Hotel	471	2008	NAV	NAV	NAV
Sheraton Hotel Boston	1220	1965	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			80.2%	$241.05	$193.31

(1)	Source: September 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Borrowers. The borrowers are DiamondRock Boston Owner, LLC and DiamondRock Boston Retail Owner, LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Westin Boston Waterfront Loan. The non-recourse carveout guarantor under the Westin Boston Waterfront Loan is DiamondRock Hospitality Limited Partnership, a direct owner of the borrowers.

DiamondRock Hospitality Limited Partnership is a wholly owned indirect subsidiary of DiamondRock Hospitality Company, a lodging-focused, publicly traded real estate investment trust that owns a portfolio of 29 premium hotels and resorts containing approximately 11,000 rooms in the aggregate, concentrated in cities and resorts throughout North America and the U.S. Virgin Islands.

■	Escrows. On the origination date, the borrowers funded (i) a ground lease rent reserve in the amount of $500,000, (ii) a deferred maintenance reserve in the amount of $300,000 and (iii) a plaza reserve escrow in the amount of $3,000,000 in connection with remediation work related to water penetration issues at the plaza structure of the Westin Boston Waterfront Property and any related damage.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the Westin Boston Waterfront Loan documents and there is no continuing event of default and (ii) a ground lease rent reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay ground rent over the then succeeding twelve-month period; provided, however, that reserve deposits for ground rents are not required to the extent (i) the property manager or the borrowers pay all ground rents as and when due and (ii) there is an amount reserved for ground rents in the basic carrying costs escrow account equal to or greater than the amount required to pay ground rent for one year (without taking into account any amounts therein for insurance premiums or taxes). Notwithstanding anything to the contrary the borrowers will not be required to reserve amounts in respect of taxes, ground rents and/or insurance premiums to the extent the property manager is reserving amounts in respect of such amounts pursuant to the terms of the management agreement and actually paying taxes, ground rents and insurance premiums in respect of the Westin Boston Waterfront Property prior to their becoming delinquent.

In addition, on each due date, the property manager will be required to fund into an FF&E reserve account established under the management agreement (the “Approved FF&E Account”), and in the name of the borrowers (which account is pledged to the lender and subject to account control agreements in favor of the lender) FF&E reserves with respect to the Westin Boston Waterfront Property in an amount equal to the greater of (i) the amount required to be reserved pursuant to the management agreement and (ii) an amount equal to 4% of the revenues from the hotel component of the Westin Boston Waterfront Property for the most recently ended calendar month (the “FF&E Funding Amount”). During the continuance of an FF&E Reserve Period, the borrowers are required to fund the FF&E Funding Amount into a lender-controlled FF&E reserve account.

A “FF&E Reserve Period” means a period commencing when the property manager fails to maintain and fund the Approved FF&E Account in an amount equal to the FF&E Funding Amount and such failure continues for five business days following the borrowers’ receipt of notice of such failure, and ending when the failure has been cured.

■	Lockbox and Cash Management. The Westin Boston Waterfront Loan documents require that all credit card receivables, cash revenues and all other money received by the borrowers, the Operating Lessee or property manager with respect to the hotel component of the Westin Boston Waterfront Property be deposited into an account established under the management agreement controlled by the property manager, pledged to the lender and subject to account control agreements (a “Manager Account”) or to the Approved FF&E Account (or, if the property manager is terminated, all such credit card receivables, cash revenues and other amounts are required to be deposited into the cash management account until a replacement property manager has been engaged and has established replacement Manager Accounts and a replacement Approved FF&E Account). Subject to the rights of the lender following the termination of the property manager or the occurrence of an event of default under the Westin Boston Waterfront Loan documents giving rise to the right of the borrowers to terminate the property manager, the property manager is permitted to pay all costs and expenses incurred in connection with

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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the operation of the Westin Boston Waterfront Property, including, but not limited to operating expenses and capital expenditures, and all other amounts required or permitted to be paid by the property manager in the performance of its duties and obligations with respect to the Westin Boston Waterfront Property out of the Manager Accounts or the Approved FF&E Account.

In connection with the origination of the Westin Boston Waterfront Loan, the borrowers established a lender controlled lockbox account, subject to a lockbox account agreement which provides that the borrowers will have no access to funds in the lockbox account and that all amounts in the lockbox account will be swept daily to a lender-controlled cash management account. The Westin Boston Waterfront Loan documents require the borrowers to deliver notices to each tenant (including the parking services property manager) instructing them to remit all payments under the leases into the lockbox account. In addition, the borrowers are required to cause all amounts otherwise required to be paid or remitted by the property manager to the borrowers or the Operating Lessee pursuant to the management agreement and all other cash revenues or other amounts received by the borrowers or the Operating Lessees with respect to the Westin Boston Waterfront Property to be remitted directly to the cash management account or the lockbox account and, in the event that any such amounts or any other amounts in respect of the Westin Boston Waterfront Property are paid directly to the borrowers or the Operating Lessee, such party is required to cause such amounts to be deposited into the cash management account or the lockbox account within two business days following receipt, provided, however, that any failure of such party to deposit any funds required to be deposited in the cash management account or the lockbox account within such two business day period will not be a default under the Westin Boston Waterfront Loan documents so long as (1) such funds are deposited in the required account within ten days of the borrowers’ or Operating Lessee’s receipt, (2) the borrowers are otherwise in compliance with the Westin Boston Waterfront Loan documents hereof and (3) a failure of the borrowers or the Operating Lessee to deposit such funds in the required account within two business days’ of receipt has occurred no more than twice in the prior 12-month period.

Provided that no Westin Boston Waterfront Trigger Period or event of default under the Westin Boston Waterfront Loan is continuing, on each business day (or less frequently at the borrowers’ option) all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to an account controlled by the borrowers.

On each due date during a Westin Boston Waterfront Trigger Period or, at the lender’s discretion, during an event of default under the Westin Boston Waterfront Loan, the Westin Boston Waterfront Loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves, subject to the terms of the Westin Boston Waterfront Loan documents, be reserved in an excess cash flow account as additional collateral for the Westin Boston Waterfront Loan.

During the continuance of an event of default under the Westin Boston Waterfront Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Westin Boston Waterfront Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Westin Boston Waterfront Property, in such order of priority as the lender may determine.

A “Westin Boston Waterfront Trigger Period” means, (i) subject to the right of the borrowers to partially defease the Westin Boston Waterfront Loan in order to cause the debt yield (as calculated under the Westin Boston Waterfront Loan documents) to exceed 7.00%, any period commencing upon the debt yield for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 7.00% and ending at the conclusion of a fiscal quarter for which the debt yield is greater than or equal to 7.00%, (ii) any period commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that a Westin Boston Waterfront Trigger Period pursuant to clause (i) is not ongoing, and (iii) the failure of the borrowers, within 10 business days of their obligation to do so, to deposit into the plaza reserve account 100% of the cost of completing a maintenance and remediation plan addressing the prevention and mitigation of any future water penetration or infiltration at the plaza structure at the Westin Boston Waterfront Property and ending when such deposit is made.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Property Management. The Westin Boston Waterfront Property is managed by Westin Hotel Management, L.P. (“Westin”), pursuant to a management agreement. Under the related loan documents, the Westin Boston Waterfront Property is required to remain managed by Westin, certain pre-approved management companies or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. In the event of an acceleration of the Westin Boston Waterfront Loan following an event of default under the Westin Boston Waterfront Loan documents, the lender may, in its sole discretion but solely to the extent of the borrowers’ rights under the management agreement, terminate or require the borrowers to terminate the management agreement and engage a property manager selected by the lender to serve as replacement property manager pursuant to a management agreement; provided that any replacement property manager will be deemed approved by the lender, subject to a Rating Agency Confirmation.

■	Mezzanine or Additional Indebtedness. Not permitted.

■	Operating Lease. An indirect, wholly owned subsidiary of the non-recourse carveout guarantor, DiamondRock Boston Tenant, LLC (“Operating Lessee”), a single-purpose, single-asset entity, leases the hotel portion of the Westin Boston Waterfront Property from the hotel borrowers pursuant to certain sublease agreements (the “Operating Lease”). The Operating Lease is pledged to the lender as additional collateral for the Westin Boston Waterfront Loan under the mortgage. The Operating Lessee is a party to the management agreement. Upon foreclosure, the lender may terminate the Operating Lease at its sole option without the payment of any termination fee.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Westin Boston Waterfront Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Westin Boston Waterfront Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Westin Boston Waterfront Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Westin Boston Waterfront Property are separately allocated to the Westin Boston Waterfront Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

ELEMENT LA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CARTIFACT
MAP © 2015 CARTIFACT · DATA © OSM
HOLLYWOOD
Griffith Park
Lake Hollywood
Ford Amphitheatre
Hollywood Bowl
Hollywood & Highland
Walk of Fame
RED LINE
HOLLYWOOD HILLS
Skirball Cultural Center
University of Judaism
Stone Canyon Reservoir
Mountaingate Country Club
Sepulveda Pass Open Space
BEVERLY GLEN
TROUSDALE ESTATES
Franklin Canyon Park
Greystone Mansion
SUNSET STRIP
West Hollywood
HOLLYWOOD
Henson Studios
Sunset & Gower Studios
The Lot
Paramount Studios
Mt St Marys College-Chalon Campus
BEL AIR ESTATES
HOLMBY HILLS
Beverly Hills
Pacific Design Center
MELROSE AVENUE
Wilshire Country Club
WINDSOR SQUARE
The Getty Center
Bel Air Country Club
Fowler Museum
Drake Stadium
UCLA
Los Angeles Country Club
Cedars Sinai Medical Ctr
Beverly Center
CBS TV
Pan Pacific Park
The Grove
Farmers Market
HANCOCK PARK
LARCHMONT VILLAGE
GOLDEN TRIANGLE
UCLA Medical Center
WESTWOOD VILLAGE
LACMA
La Brea Tar Pits
PURPLE LINE (PLANNED)
MIRACLE MILE
Westfield Century City
CENTURY CITY
Museum of Tolerance
Los Angeles
MID-CITY
WESTWOOD
20th Century Fox Studios
FAIRFAX/ LITTLE ETHIOPIA
COUNTRY CLUB PARK
Element LA
1861-1933 South Bundy Drive
and 12333 West Olympic Boulevard
Los Angeles, CA 90025; 90064
WEST LOS ANGELES
Hillcrest Country Club
Rancho Park Golf Course
La Cienega Plaza
St Elmo Village
Westside Pavilion
Kaiser Permanente Medical Center
WESTSIDE
SAWTELLE
CHEVIOT HILLS
Santa Monica
EXPO LINE (PHASE 2)
BALDWIN VILLAGE
JEFFERSON PARK
EXPO LINE
Culver Studios
PALMS
DOWNTOWN CULVER CITY
Sony Studios
THIRD STREET PROMENADE
Santa Monica College
MAR VISTA
BALDWIN VISTA
LEIMERT PARK
OCEAN PARK
SANTA MONICA MUNICIPAL AIRPORT
Culver City
Santa Barbara Plaza
Santa Monica Pier
Penmar Golf Course
Kenneth Hahn State Recreation Area
MAIN STREET
West LA College
LADERA HEIGHTS
Venice Beach
VENICE
SILICON BEACH
DEL REY
Holy Cross Cemetery
Kindred Hospital
VIEW PARK WINDSOR HILLS
CRENSHAW
Marina del Rey
Villa Marina Marketplace
Fox Hills Mall
FOX HILLS
HYDE PARK
Playa Vista
Loyola Marymount University
WESTCHESTER
Inglewood Park Cemetery
VERMONT KNOLLS
Otis College of Art & Design
Centinela Freeman Regional Medical Ctr
Northrop-Rice Aviation Inst.
Inglewood
The Forum
Univ. of West LA
Centinela Hospital
NFL Stadium Dev. Site
LOS ANGELES INTERNATIONAL AIRPORT
LENNOX
El Segundo
VAN NUYS
Burbank
Rose Bowl
Glendale
Griffith Park
HOLLYWOOD
Beverly Hills
West Hollywood
Dodger Stadium
UCLA
Los Angeles
DTLA
Culver City
USC
Los Angeles Coliseum
VENICE
Vernon
Marina Del Rey
PLAYA VISTA
Huntington Park
LOS ANGELES INTERNATIONAL AIRPORT (LAX)
Inglewood
South Gate
El Segundo
Hawthorne
Manhattan Beach
Gardena
Lynwood

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

ELEMENT LA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance(3)		$70,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$591.47
Size (SF)	284,037	Percentage of Initial Pool Balance		8.5%
Total Occupancy as of 10/7/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/7/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1947, 1949, 1950, 1953 / 2013-2015	Mortgage Rate		4.5930%
Appraised Value	$294,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$18,020,236
Underwritten Expenses	$3,787,349	Escrows
Underwritten Net Operating Income (NOI)	$14,232,887		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,906,245	Taxes	$760,000	$190,000
Cut-off Date LTV Ratio(1)(2)	57.1%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	57.1%	Replacement Reserves(4)	$0	$3,550
DSCR Based on Underwritten NOI / NCF(1)	1.82x / 1.78x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	8.5% / 8.3%	Other(5)	$193,750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$168,000,000	100.0%	Loan Payoff	$83,176,227	49.5%
			Principal Equity Distribution	78,316,608	46.6
			Closing Costs	5,553,415	3.3
			Reserves	953,750	0.6
Total Sources	$168,000,000	100.0%	Total Uses	$168,000,000	100.0%

(1)	Calculated based on the aggregate balance of the Element LA Whole Loan.
(2)	The appraiser assigned a hypothetical “dark value” of $229,000,000 for the Element LA Property. The Cut-off Date LTV Ratio based on the hypothetical “dark value” value is 73.4%.
(3)	The Cut-off Date Principal Balance of $70,000,000 represents a non-controlling note of a $168,000,000 whole loan evidenced by three pari passu notes. The aggregate companion loan balance of $98,000,000 is evidenced by a controlling note with a principal balance of $84,000,000 as of the Cut-off Date which is currently held by Cantor Commercial Real Estate Lending, L.P. and a $14,000,000 non-controlling note which is currently held by Goldman Sachs Mortgage Company, both of which are expected to be contributed to future securitization transactions.
(4)	Replacement reserves are capped at $127,817.
(5)	Other upfront reserve represents a $193,750 environmental reserve for 125% of the estimated cost to remediate contaminated ground water. See “—Environmental Matters” below.

■	The Mortgage Loan. The mortgage loan (the “Element LA Loan”) is part of a whole loan (the “Element LA Whole Loan”) evidenced by three pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Los Angeles, California (the “Element LA Property”). The Element LA Loan, which represents a non-controlling interest in the Element LA Whole Loan, has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 8.5% of the Initial Pool Balance. The related companion loans (the “Element LA Companion Loans”) have an aggregate outstanding principal balance as of the Cut-off Date of $98,000,000 and are evidenced by a controlling note, with a principal balance of $84,000,000 as of the Cut-off Date which is currently held by Cantor Commercial Real Estate Lending, L.P., and a $14,000,000 non-controlling note, which is currently held by Goldman Sachs Mortgage Company, both of which are expected to be contributed to future securitization transactions. The Element LA Whole Loan was co-originated by Cantor Commercial Real Estate Lending, L.P. and Goldman Sachs Mortgage Company on October 9, 2015. The note evidencing the Element LA Loan has an outstanding principal balance as of the Cut-off Date of $84,000,000 and each note has an interest rate of 4.5930% per annum. The borrower utilized the proceeds of the Element LA Loan to refinance existing debt on the Element LA Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Element LA Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Element LA Loan requires interest only payments during its term. The scheduled maturity date of the Element LA Loan is the due date in November 2025. The Element LA Loan may be voluntarily prepaid at any time on or after the payment date in March 2016 with payment of a yield maintenance premium prior to the due date in August 2025, or with no yield maintenance premium after the due date in August 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

ELEMENT LA

■	The Mortgaged Property. The Element LA Property is a Class A creative office campus redevelopment in the technology and media-hub of West Los Angles, California. The 12.2 acre site consists of five buildings totaling 284,037 SF and a six-story, 832-stall parking garage. The Element LA Property is 100.0% leased to the video gaming company Riot Games, a subsidiary of the Chinese company Tencent Holdings Limited (“Tencent”). As of October 7, 2015, the Total Occupancy and Owned Occupancy for the Element LA Property were both 100.0%.

The campus was originally completed in 1940’s and 1950s as an office, research & development and manufacturing campus. In 2012, the borrower sponsor acquired the Element LA Property and implemented a $97.1 million ($342 per SF) redevelopment to re-position the Element LA Property as a creative office campus. In addition to the borrower sponsor’s investment, Riot Games, Inc. (“Riot Games”) has invested approximately $52.6 million ($185 per SF) to build out its space. The recently completed redevelopment included a complete restoration of the existing buildings, renovation of the expansive floor plates and interiors featuring high, wooden bow truss ceilings, sawtooth skylights and industrial windows, as well as high-tech, top-of-the-line building systems. On-site amenities include movie theaters, multiple dining options, a basketball court, bike storage, laundry drop-off and an array of elaborately-designed indoor and outdoor common areas.

The Element LA Property is 100.0% leased to Riot Games, the creator of the video game League of Legends. Founded in 2006, Riot Games is an American video game developer and publisher with approximately 1,500 employees spread across 16 offices in 14 countries. The Element LA Property serves as the global headquarters for Riot Games. Riot Games a subsidiary of Tencent, the fifth largest internet company in the world by market capitalization. In addition to holding a majority interest in Riot Games, Tencent has an ownership interest in gaming company Activision Blizzard, Inc., the maker of the video games Call of Duty and World of Warcraft, and the company Epic Games, Inc., the maker of the Unreal Engine game development tools. According to newzoo.com, Tencent is the largest gaming company in the world based on revenues.

Riot Games is the creator of the video game League of Legends, a free-to-play game that has established a user base in excess of 67 million monthly users and 27 million daily users. In 2014, League of Legends generated over $1.3 billion revenues. In 2014, over 40,000 fans attended the annual League of Legends Championship at the World Cup stadium in Seoul, South Korea. Recent accolades include Fortune’s 100 Best Companies to Work For, Great Place to Work’s Best Medium-Size Companies to Work For in America, and Game Developer Magazine’s Top 30 Developers of All Time.

Riot Games re-located its headquarters to the Element LA Property pursuant to a 15-year, triple-net lease, which expires on March 31, 2030. Base rent for the lease is approximately $15.0 million ($52.67 per SF) with contractual annual increases of 3.0% through lease maturity. The lease is structured with two, 5-year renewal options. In addition, the tenant may terminate its lease effective March 31, 2025 with 12 months’ notice and payment of a termination fee of approximately $16.7 million.

Riot Games delivered a $12.0 million letter of credit to the landlord as additional collateral for the lease, which may be drawn upon by landlord following an event of default under the lease. The letter of credit has been assigned to lender as additional collateral for the Element LA Loan. So long as Riot Games is not in default under the lease, the letter of credit will be reduced to the following amounts: (i) $9,600,000 after March 31, 2016, (ii) $7,200,000 after March 31, 2017, (iii) $4,800,000 after March 31, 2018, (iv) $2,400,000 after March 31, 2019 and (v) $1,559,528 after March 31, 2020 through the remainder of the lease term. In the event that Riot Games becomes a publicly traded company with a market capitalization of at least $2.0 billion for a continuous period of 12 months, the letter of credit will be reduced to equal the lesser of: (a) two months of base rent, and (b) the letter of credit amount otherwise in effect based on the reductions set forth above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

ELEMENT LA

The following table presents certain information relating to the tenant at the Element LA Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Riot Games(3)	A+ / A2 / A	284,037	100.0%	$15,409,645	100.0%	$54.25	3/31/2030	2, 5-year options
Largest Tenant		284,037	100.0%	$15,409,645	100.0%	$54.25
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. Tenants		284,037	100.0%	$15,409,645	100.0%	$54.25

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	UW Base Rent includes contractual rent steps through May 31, 2016. Riot Games’ current base rent is $14,960,821 ($52.67 per SF) with 3.0% contractual annual rent increases commencing April 1, 2016 through lease maturity. Riot Games’ base rent includes parking rent. The appraiser concluded a market rent of $54.50 ($46.20 per SF for the office space and $8.30 per SF for the parking revenue). In-place base rent of $52.67 per SF is approximately 3.4% below the appraiser’s conclusion of $54.50 per SF.
(3)	Riot Games has a termination right effective March 31, 2025 with 12 months’ notice and payment of a termination fee. The Element LA Loan is structured with a cash flow sweep related to this termination option.

The following table presents certain information relating to the lease rollover schedule at the Element LA Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter(3)	284,037	100.0	100.0%	15,409,645	100.0	54.25	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	284,037	100.0%		$15,409,645	100.0%	$54.25	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant per the rent roll dated October 7, 2015.
(2)	UW Base Rent includes contractual rent steps through May 31, 2016. Riot Games’ current base rent is $14,960,821 ($52.67 per SF) with 3.0% contractual annual rent increases commencing April 1, 2016 through lease maturity. Riot Games’ base rent includes parking rent. The appraiser concluded a market rent of $54.50 ($46.20 per SF for the office space and $8.30 per SF for the parking revenue). In-place base rent of $52.67 per SF is approximately 3.4% below the appraiser’s conclusion of $54.50 per SF.
(3)	Riot Games’ lease expires on March 31, 2030.

The following table presents certain information relating to historical occupancy at the Element LA Property:

Historical Leased %(1)(2)

2012	2013(2)	2014	As of 10/7/2015
NAP	NAP	NAP	100.0%

(1)	As provided by the borrower.
(2)	The borrower sponsor acquired the Element LA Property in two phases between 2012 and 2013, and renovated the property into 2015. As a result, historical occupancy is not applicable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ELEMENT LA

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Element LA Property:

Cash Flow Analysis(1)

	Underwritten(3)	Underwritten $ per SF
Base Rent(2)	$15,409,645	$54.25
Gross Up Vacancy	0	0.00
Total Rent	$15,409,645	$54.25
Total Reimbursables	3,559,025	12.53
Less Vacancy & Credit Loss(4)	(948,434)	(3.34)
Effective Gross Income	$18,020,236	$63.44

Total Operating Expenses	$3,787,349	$13.33

Net Operating Income	$14,232,887	$50.11
TI/LC	284,037	1.00
Capital Expenditures	42,606	0.15
Net Cash Flow	$13,906,245	$48.96

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Base Rent includes contractual rent steps through May 31, 2016. Riot Games’ current base rent is $14,960,821 ($52.67 per SF) with 3.0% contractual annual rent increases commencing April 1, 2016 through lease maturity. Base Rent includes parking revenue. The appraiser concluded a market rent of $54.50 ($46.20 per SF for the office space and $8.30 per SF for the parking revenue). Underwritten Base Rent of $54.25 per SF is approximately 0.4% below the appraiser’s conclusion of $54.50 per SF.
(3)	Underwritten cash flow is based on contractual rents as of October 7, 2015 and rent steps through May 1, 2016.
(4)	Underwritten Vacancy & Credit Loss represents 5.3% of Effective Gross Income, which is greater than the appraiser’s concluded vacancy rate of 2.0%. The Element LA Property is currently 100% occupied by Riot Games.

■	Appraisal. According to the appraisal, the Element LA Property had an “as-is” appraised value of $294,000,000, a hypothetical “dark value” of $229,000,000 and a land value of $140,000,000 as of August 31, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated October 1, 2015, there are no recognized environmental conditions or recommendations for further action at the Element LA Property other than the recommendations for (i) the closure for the two open California Regional Water Quality Control Board investigations relating to previous onsite manufacturing activities that had impacted soil and groundwater at the Element LA Property and (ii) development of an asbestos operations and maintenance plan. See “Description of the Mortgage Pool—Environmental Considerations” in the Free Writing Prospectus.

■	Market Overview and Competition. The Element LA Property is located along the Olympic Boulevard corridor in the West Los Angeles district of Los Angeles, California. Bordered by Santa Monica to the west and Westwood / Beverly Hills to the east, the Element LA Property is situated in the Olympic Corridor, a two mile stretch of dynamic office and mixed-use buildings. The Element LA Property is located within one mile of both the Santa Monica Freeway (Interstate 10) and the San Diego Freeway (Interstate 405). Additionally, the planned Expo/Bundy Metro Expo Line Station, which is expected to open in 2016, is located within 0.5 miles of the Element LA Property. In 2014, the population and average household income within a three-mile radius of the Element LA Property were 315,987 and $96,189, respectively.

The Element LA Property is located in the Westside office market, which includes tenants such as Electronic Arts, Creative Artists Agency, E! Entertainment, UCLA, Fox, Google, Yahoo and Microsoft. As of the second quarter of 2015, the Westside office market had an average rental rate of $43.88 per SF with a vacancy rate of 11.8%. According to the appraiser, the Westside office market is recognized as the most desirable in the Los Angeles area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ELEMENT LA

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Element LA Property:

Office Lease Comparables(1)

Property Name	City	Lease Area	Lease Term	Rent per SF (NNN)(2)
Element LA Property	Los Angeles	284,037	180	$45.11
1733 Ocean	Santa Monica	35,270	126	$46.50
Broadway Plaza	Santa Monica	34,715	120	$44.10
Water Garden Phase	Santa Monica	89,000	120	$33.30
Arboretum Gateway	Santa Monica	201,006	120	$48.60
Penn Station	Santa Monica	76,000	180	$46.20
Colorado Center	Santa Monica	61,673	120	$47.10
Lantana Center West	Santa Monica	56,000	36	$54.00
12312 West Olympic Boulevard	Santa Monica	78,000	120	$43.80
Lantana Center South	Santa Monica	133,056	120	$45.20
The Collective	Playa Vista	131,000	120	$41.40
Playa Jefferson	Playa Vista	60,000	156	$27.00
The Reserve	Playa Vista	135,000	114	$31.80
Ilo at Playa Vista	Playa Vista	107,000	63	$29.70

(1)	Source: Appraisal.
(2)	Represents triple-net rent as determined by the appraiser, except for the Element LA Property, which was provided by the borrower.

■	The Borrower. The borrower is Hudson Element LA, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Element LA Loan. Hudson Pacific Properties, L.P., a direct owner of the borrower, is the non-recourse carveout guarantor under the Element LA Loan.

Hudson Pacific Properties, Inc. (“Hudson”), a direct owner of the borrower sponsor, is a full-service, California based, publicly traded REIT (NYSE: HPP) focused on owning, operating, and acquiring office properties primarily in California. Since its founding in 2006, Hudson has assembled a portfolio of 54 properties totaling approximately 17.4 million SF, including land for development, in high-growth, high-barrier-to-entry submarkets throughout Northern and Southern California and the Pacific Northwest.

■	Escrows. On the origination date, the borrower funded: (i) a tax reserve of $760,000 and (ii) an environmental reserve of $193,750.

On each due date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default; (ii) a replacement reserve in the amount of $3,550 if the amount on deposit in the replacement reserve account is less than $127,817; provided, however, that reserve deposits for replacements are not required if the actual debt yield is not less than 6.75% for two consecutive calendar quarters and there is no continuing event of default.

In addition, in the event that the long term, unsecured and unsubordinated debt rating of the guarantor is downgraded below a rating equal to or greater than “BBB-” by S&P or “Baa3” by Moody’s on or after April 1, 2023 (the “Guarantor Downgrade”) the borrower is required to either (i) deposit $1,420,185 (the “Riot Games Recourse Amount”) into a reserve account for a mid-lease term tenant improvement allowance per the Riot Games lease, any portion of which amount may be waived by Riot Games as evidenced by an estoppel or (ii) deliver a letter of credit in the amount of such then outstanding Riot Games Recourse Amount. Moreover, all excess cash will be deposited into such reserve account until its balance is equal to the Riot Games Recourse Amount. The borrower may deposit such funds in lieu of an excess cash flow sweep.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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ELEMENT LA

In addition, on each due date during the continuance of an Element LA Trigger Period that (a) is a Tenant Major Event then the borrower will be required to escrow all excess cash flow after payment of debt service, reserves, budget operating expenses and other amounts due into a leasing reserve (the “Leasing Reserve”) until the amount in such reserve is equal to the Leasing Reserve Account Cap and (b) is not the result of a Tenant Major Event, then the borrower will be required to escrow all excess cash flow after payment of debt service, reserves, budget operating expenses and other amounts due into the Leasing Reserve Account as additional collateral.

“Leasing Reserve Account Cap” means (a) $11,361,480, if the applicable Tenant Major Event is a result of Riot Games vacating its space prior to March 31, 2024, provided, that such amount will only be applicable until March 31, 2024 and if a related Tenant Major Event cure has not occurred prior to March 31, 2024, then the amount in clause (b) will be applicable; (b) $22,722,960, if the applicable Tenant Major Event is a result of Riot Games (i) being the subject of a bankruptcy action, (ii) giving notice of intent to terminate its lease, or (iii) vacating its premises, and such event either (A) first occurred after March 31, 2024 or (B) occurred prior to March 31, 2024 but which is continuing after March 31, 2024 without a corresponding Tenant Major Event cure ; (c) following the occurrence of a Tenant Major Event, if the Riot Games space is relet and the successor tenant vacates its premises prior to March 31, 2024, an amount equal to the net rentable square footage of such successor tenant’s leased premises multiplied by $40.00, provided that the amount in this clause (c) will only be applicable until March 31, 2024 and if a corresponding Tenant Major Event cure has not occurred prior to March 31, 2024, then the amount in clause (d) will be applicable; or (d) following the occurrence of a Tenant Major Event, if the Riot Games space is relet and the successor tenant (i) is the subject of a bankruptcy action, (ii) gives notice of intent to terminate its lease, or (iii) vacates its premises, and such event either (A) first occurs after March 31, 2024 or (B) occurred prior to March 31, 2024 but is continuing after March 31, 2024 without a corresponding Tenant Major Event cure, an amount equal to the net rentable square footage of such successor tenant’s leased premises multiplied by $80.00.

An “Element LA Trigger Period” means (i) during the continuance of an event of default under the Element LA Loan and ending upon the affirmative written waiver of the event of default under the Element LA Loan by the lender, (ii) any period commencing upon the debt yield (or, if subordinate financing is outstanding, the aggregate debt yield), as calculated under the related loan documents, for two consecutive calendar quarters is less than 6.75%; provided, however, the lender will not make its first determination of the debt yield for purposes of determining whether an Element LA Trigger Period has commenced until after the calendar quarter ending on March 31, 2016, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is at least than 6.75%, (iii) if the borrower, guarantor or property manager files for or is the subject of a petition in bankruptcy, insolvency or similar proceeds, (iv) the occurrence of a Tenant Major Event and (v) commencing at the occurrence of a Guarantor Downgrade that borrower fails to cure in accordance with the Element LA Loan within 10 Business Days, and ending when borrower cures such downgrade in accordance with the Element LA Loan.

A “Tenant Major Event” means a period (a) commencing upon the occurrence of any of the following: (i) Riot Games or any successor tenant becomes a voluntary debtor in any state or federal bankruptcy, insolvency or similar proceeding or is subject to any involuntary bankruptcy, insolvency or similar proceeds or (ii) Riot Games or any successor tenant vacates all or a substantial portion of its respective leased premises, and (b) ending with respect to subclause (i) above, when such lease has been affirmed and assumed in the bankruptcy proceedings and is legally valid and in full force and effect; and with respect to clause (ii) when (1) the space currently leased to the related tenant has been leased to a satisfactory replacement tenant(s) approved by the lender pursuant to a lease(s) approved by the lender, (2) such replacement tenants have commenced occupancy of such space and making rent payments and is open for business, (3) the re-tenanting debt yield (or, if subordinate financing is outstanding, the re-tenanting aggregate debt yield) is equal to at least 6.75%, (4) the payment of any outstanding tenant improvement obligations or leasing commissions of the borrower as landlord relating to the replacement lease or leases, subject to certain conditions and (5) except as set forth in clause (3) above, all obligations of the borrower as landlord under any such replacement lease (including, without limitation, leasing commission obligations, but excluding tenant improvement obligations of the landlord required in connection with a future lease extension) have been duly performed, completed and paid for, such evidence of all of the foregoing to include, without limitation, a fully-executed copy of each such lease and an estoppel certificate from each such tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

ELEMENT LA

■	Lockbox and Cash Management. The Element LA Loan is structured with a hard lockbox and springing cash management. The Element LA Loan documents require the borrower to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Element LA Property and all other money received by the borrower or the property manager with respect to the Element LA Property (other than tenant security deposits) be deposited into such lockbox account by the end of the third business day following receipt. On each business day that no Element LA Trigger Period or event of default under the Element LA Loan is continuing, all funds in the lockbox account (less any required minimum balance) are required to be swept into a borrower-controlled operating account. On each business day during the continuance of an Element LA Trigger Period or an event of default under the Element LA Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account.

On each due date during the continuance of an Element LA Trigger Period, all amounts on deposit in the cash management account are required to be used to pay debt service, required reserves, budgeted operating expenses and other expenses and available funds remaining after such payments are made will (i) be returned to the borrower if the Element LA Trigger Period was due solely to a Tenant Major Event or (ii) be deposited into the Leasing Reserve Account if an Element LA Trigger Period is occurring other than solely as the result of a Tenant Major Event. During the continuance of an event of default, the lender may apply such amounts in any order in its sole discretion.

■	Property Management. The Element LA Property is managed by Hudson OP Management, LLC pursuant to a management agreement. Under the related loan documents, the Element LA Property is required to remain managed by Hudson OP Management, LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) if an event of default under the Element LA Loan is continuing, (ii) if the property manager is the subject of a bankruptcy action, (iii) if a material default occurs under the management agreement (beyond applicable notice and cure periods), including, but not limited to, the commission by the property manager or the borrower of fraud, gross negligence, willful misconduct or misappropriation of funds, or (iv) if 50% or more of the direct or indirect ownership interest or control of the property manager has changed.

■	Mezzanine or Secured Subordinate Indebtedness. The related loan documents permit future mezzanine financing and preferred equity after the earlier of (1) the sixth payment date after the closing date of the securitization or (2) the 24th payment date after the origination of the Element LA Loan, subject to satisfaction of certain conditions set forth in the related loan documents, including among others: (i) no event of default under the Element LA Loan exists; (ii) the structure of the mezzanine financing, including any intercreditor agreement required by lender, is in form and substance reasonably acceptable to the lender and any Rating Agency; (iii) the mezzanine loan together with the Element LA Loan has a combined loan-to-value ratio (as calculated under the related loan documents) of no greater than 57.1%; (iv) the debt service coverage ratio (as calculated under the related loan documents and taking into account the mezzanine loan and the Element LA Loan) is at least 1.90x; (v) the combined debt yield (as calculated under the related loan documents) of the mezzanine loan and the Element LA Loan is equal to or greater than 9%; (vi) the mezzanine loan is subordinate to the Element LA Loan; and (vii) receipt of a Rating Agency Confirmation.

■	Terrorism Insurance. The borrower is required to maintain insurance for, among other forms of coverage, terrorism and acts of terrorism, subject to certain conditions under the related loan documents, so long as the lender determines that either (i) prudent owners of real estate comparable to the Element LA Property are maintaining same or (ii) prudent institutional lenders (including, without limitation, investment banks) to such owners are requiring that such owners maintain such insurance. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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75

GLENBROOK SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

GLENBROOK SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

GLENBROOK SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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GLENBROOK SQUARE

Glenbrook Square
4201 Coldwater Road
Fort Wayne, IN 46805
Fort Wayne
Huntertown
Leo-Cedarville
New Haven
Coldwater Crossing
Coliseum Shoppes
Indiana University-Purdue University Fort Wayne
Northwood Plaza
Maplewood Plaza
Chapel Ridge Shopping Center
Georgetown Square
University of St Francis
Parkwest Shopping Center
Jefferson Pointe
Parkview Field
Covington Plaza
Lutheran Hospital of Indiana
Dupont Hospital
FORT WAYNE INTERNATIONAL AIRPORT
MICHIGAN
INDIANA
OHIO
Fort Wayne
South Bend
Indianapolis
Dayton
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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GLENBROOK SQUARE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Fort Wayne, Indiana	Cut-off Date Principal Balance(5)		$60,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)(3)		$161.10
Size (SF)(1)	1,005,604	Percentage of Initial Pool Balance		7.3%
Total Occupancy as of 8/31/2015(2)	96.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/31/2015(2)	95.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1966 / 1998	Mortgage Rate		4.2715%
Appraised Value	$279,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$24,501,208
Underwritten Expenses	$8,630,225	Escrows(6)
Underwritten Net Operating Income (NOI)	$15,870,983		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$14,851,052	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	58.1%	Insurance	$0	$0
Maturity Date LTV Ratio(3)(4)	48.1%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	1.66x / 1.55x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.8% / 9.2%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Whole Loan Amount	$162,000,000	100.0%	Principal Equity Distribution(7)	$161,372,305	99.6%
			Closing Costs	627,695	0.4%

Total Sources	$162,000,000	100.0%	Total Uses	$162,000,000	100.0%

(1)	Size (SF) does not include 221,000 SF for Sears which is not part of the collateral and includes 2,166 SF of non-GLA kiosk and storage space.

(2)	Total Occupancy and Owned Occupancy includes three tenants totaling 10,711 SF (New Trend 5,193 SF, Unique Gifts 4,324 SF and Hearts for Africa/Unslaved 1,194 SF) that have executed leases but are not yet in occupancy or have begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding these three tenants are 95.6% and 94.6%, respectively.

(3)	Calculated based on the aggregate balance of the Glenbrook Square Whole Loan.

(4)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $286,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 49.3%. See “—Appraisal” below.

(5)	The Cut-off Date Principal Balance of $60,000,000 represents the controlling note A-1 of a $162,000,000 whole loan evidenced by two pari passu notes. The non-controlling companion loan, with a principal balance as of the Cut-off Date of $102,000,000, is expected to be contributed to one or more future securitization transactions.

(6)	See “—Escrows” below.

(7)	The prior debt on the Glenbrook Square Property was paid off in March 2015.

■	The Mortgage Loan. The mortgage loan (the “Glenbrook Square Loan”) is part of a whole loan structure (the “Glenbrook Square Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Fort Wayne, Indiana (the “Glenbrook Square Property”). The Glenbrook Square Loan (evidenced by note A-1) has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 7.3% of the Initial Pool Balance. The related companion loan (the “Glenbrook Square Companion Loan”) has an outstanding principal balance as of the Cut-off Date of $102,000,000 which represents a non-controlling interest in the Glenbrook Square Whole Loan that is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions. The Glenbrook Square Whole Loan was originated by Goldman Sachs Mortgage Company on October 20, 2015. The Glenbrook Square Whole Loan has an original principal balance of $162,000,000 and each note has an interest rate of 4.2715% per annum. The borrower utilized the proceeds of the Glenbrook Square Whole Loan to return equity to the borrower sponsor and pay loan origination costs.

The Glenbrook Square Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Glenbrook Square Loan requires interest only payments on each due date through and including the due date in November 2017 and thereafter requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Glenbrook Square Loan is the due date in November 2025. Voluntary prepayment of the Glenbrook Square Loan is prohibited prior to August 6, 2025. Provided no event of default under the Glenbrook Square Loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Glenbrook Square Whole Loan is deposited and (ii) the third anniversary of the origination of the Glenbrook Square Whole Loan, the Glenbrook Square Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Glenbrook Square Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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GLENBROOK SQUARE

■	The Mortgaged Property. The Glenbrook Square Property is approximately 1,005,604 SF of an approximately 1,226,604 SF super-regional mall located in Fort Wayne, Indiana. Fort Wayne is located in northeastern Indiana. The Glenbrook Square Property is approximately two miles north of the Fort Wayne business district and approximately one mile west of the Indiana University-Purdue University Fort Wayne campus. The Glenbrook Square Property was constructed in 1966 and was renovated in 1998. The Glenbrook Square Property includes tenants such as Macy’s, JCPenney, Carson’s, Victoria’s Secret, Forever 21 and H&M. Sears (221,000 SF) is not part of the collateral. The Glenbrook Square Property generates in-line, less than 10,000 SF comparable tenant (tenants that report sales and have been in occupancy for a minimum of two Januaries) sales of approximately $427 per SF and an occupancy cost of 14.9% as of July 31, 2015. As of August 31, 2015, the Total Occupancy was 96.4% and Owned Occupancy was 95.6%.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Glenbrook Square Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Anchors
Macy’s	BBB+ / Baa2 / BBB+	242,199	19.7%	Yes	$549,525	$2.27	1/31/2027	$140	1.2%	2, 15-year options
Sears	C / Caa3 / CCC+	221,000	18.0	No	0	0.00	NA	NA	NA	NA
JCPenney	B- / NR / CCC+	191,671	15.6	Yes	949,811	4.96	5/31/2018	$100	4.6%	5, 5-year options
Carson’s	NR / Caa2 / B-	122,000	9.9	Yes	1,005,522	8.24	1/31/2029	$74	11.1%	4, 5-year options
Total Anchors		776,870	63.3%		$2,504,858	$3.22

Jr. Anchors
Barnes & Noble	NR / NR / NR	26,889	2.2%	Yes	$350,000	$13.02	1/31/2018	$184	7.1%	2, 5-year options
H&M	NR / NR / NR	18,000	1.5	Yes	153,108	8.51	1/31/2016	$170	5.0%	NA
Shoe Dept. Encore	NR / NR / NR	13,849	1.1	Yes	212,455	15.34	3/31/2025	$90	14.4%	1, 5-year option
MC Sports	NR / NR / NR	12,701	1.0	Yes	138,048	10.87	7/31/2020	$102	8.1%	NA
Victoria’s Secret	NR / NR / NR	12,079	1.0	Yes	824,658	68.27	1/31/2017	$642	10.2%	NA
Forever 21	NR / NR / NR	11,900	1.0	Yes	684,439	57.52	10/31/2016	$211	25.8%	NA
Total Jr. Anchors		95,418	7.8%		$2,362,709	$24.76

Occupied In-line(4)		293,523	23.9%		$16,735,506	$57.02
Occupied Kiosk		0	0.0		$0	$0.00
Occupied Storage		0	0.0		$0	$0.00
Occupied Other		16,962	1.4		$647,361	$38.17
Vacant Spaces		43,831	3.6		$0	$0.00
Total Owned SF		1,005,604	82.0%
Total SF		1,226,604	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales for Carson’s is for the trailing 12-months ending January 31, 2015, sales for JCPenney are for the trailing 12-months ending February 28, 2015 and sales for Macy’s is for the trailing 12-months ending July 31, 2015. Tenant Sales per SF is calculated as follows: tenant sales provided by the tenant to the borrower as of July 31, 2015 divided by the applicable tenant’s GLA from the August 31, 2015 rent roll.

(3)	Occupancy cost is calculated as the ratio of the sum of base rent, CAM, RE taxes and insurance reimbursements over total sales.

(4)	Includes three tenants totaling 10,711 SF (New Trend 5,193 SF, Unique Gifts 4,324 SF and Hearts for Africa/Unslaved 1,194 SF) that have executed leases but are not yet in occupancy or have begun paying rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Glenbrook Square Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost(3)	Renewal / Extension Options
Carson’s	NR / Caa2 / B-	122,000	12.1%	$750,300	5.2%	$6.15	1/31/2029	$74	11.1%	4, 5-year options
JCPenney	B- / NR / CCC+	191,671	19.1	678,723	4.7	3.54	5/31/2018	$100	4.6%	5, 5-year options
Forever 21	NR / NR / NR	11,900	1.2	648,739	4.5	54.52	10/31/2016	$211	25.8%	NA
Finish Line	NR / NR / NR	7,600	0.8	587,632	4.1	77.32	2/28/2018	$558	13.9%	NA
Express	NR / NR / NR	8,057	0.8	435,320	3.0	54.03	1/31/2021	$225	24.0%	NA
Champs Sports	NR / NR / NR	6,463	0.6	412,727	2.9	63.86	1/31/2025	$473	16.1%	NA
Foot Locker/House of Hoops	NR / Ba1 / BB+	5,054	0.5	392,089	2.7	77.58	8/31/2023	$638	14.0%	NA
Barnes & Noble	NR / NR / NR	26,889	2.7	350,000	2.4	13.02	1/31/2018	$184	7.1%	2, 5-year options
Red Robin Gourmet Burgers	NR / NR / NR	6,899	0.7	321,399	2.2	46.59	3/31/2025	$529	10.6%	NA
Rogers & Hollands Jewelers	NR / NR / NR	2,039	0.2	300,000	2.1	147.13	1/31/2019	$1,305	14.4%	NA
Ten Largest Owned Tenants		388,572	38.6%	$4,876,929	33.7%	$12.55
Remaining Owned Tenants(4)		573,201	57.0	9,588,765	66.3	16.73
Vacant Spaces (Owned Space)		43,831	4.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,005,604	100.0%	$14,465,693	100.0%	$15.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales for Carson’s is for the trailing 12-months ending January 31, 2015, sales for JCPenney are for the trailing 12-months ending February 28, 2015 and sales for Macy’s is for the trailing 12-months ending July 31, 2015. Tenant Sales per SF is calculated as follows: tenant sales provided by the tenant to the borrower as of July 31, 2015 divided by the applicable tenant’s GLA from the August 31, 2015 rent roll.

(3)	Occupancy cost is calculated as the ratio of the sum of base rent, CAM, RE taxes and insurance reimbursements over total sales.

(4)	Includes three tenants totaling 10,711 SF (New Trend 5,193 SF, Unique Gifts 4,324 SF and Hearts for Africa/Unslaved 1,194 SF) that have executed leases but are not yet in occupancy or have begun paying rent.

The following table presents certain information relating to the lease rollover schedule at the Glenbrook Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	51,087	5.1%	5.1%	$0	0.0%	$0.00	25
2015	138	0.0	5.1%	33,700	0.2	244.20	1
2016	67,262	6.7	11.8%	2,053,313	14.2	30.53	14
2017	68,149	6.8	18.6%	2,696,048	18.6	39.56	23
2018	258,029	25.7	44.2%	2,951,956	20.4	11.44	15
2019	19,224	1.9	46.1%	794,941	5.5	41.35	6
2020	18,210	1.8	47.9%	562,812	3.9	30.91	4
2021	17,179	1.7	49.6%	939,265	6.5	54.68	8
2022	7,357	0.7	50.4%	207,729	1.4	28.24	2
2023	23,947	2.4	52.8%	1,075,475	7.4	44.91	7
2024	18,542	1.8	54.6%	695,898	4.8	37.53	6
2025	42,393	4.2	58.8%	1,367,066	9.5	32.25	9
2026 & Thereafter	370,256	36.8	95.6%	1,087,490	7.5	2.94	3
Vacant	43,831	4.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,005,604	100.0%		$14,465,693	100.0%	$15.04	123

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Glenbrook Square Property:

Historical Leased %(1)

	2013	2014
Owned Space	97.9%	96.5%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year. Includes SNO tenants, and excludes non GLA kiosk and storage space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Glenbrook Square Property:

Cash Flow Analysis(1)(2)

	2013	2014	TTM 8/31/2015	Underwritten(3)	Underwritten $ per SF
Base Rent	$13,782,878	$14,408,362	$14,270,756	$14,465,693	$14.39
Overage Rent	418,291	412,548	369,762	213,666	0.21
Other Rental Revenue(4)	1,811,341	1,755,861	1,728,645	1,717,444	1.71
Gross Up Vacancy	0	0	0	2,554,737	2.54
Total Rent	$16,012,509	$16,576,772	$16,369,163	$18,951,541	$18.85
Total Reimbursable	6,381,062	7,870,854	7,794,222	7,571,074	7.53
Other Income	458,644	594,686	870,533	533,331	0.53
Vacancy & Credit Loss	43,898	27,853	76,544	(2,554,737)	(2.54)
Effective Gross Income	$22,896,113	$25,070,164	$25,110,462	$24,501,208	$24.36

Total Operating Expenses(5)	$6,815,682	$8,373,167	$7,989,907	$8,630,225	$8.58

Net Operating Income	$16,080,431	$16,696,997	$17,120,555	$15,870,983	$15.78
TI/LC	0	0	0	748,418	0.74
Capital Expenditures	0	0	0	271,513	0.27
Net Cash Flow	$16,080,431	$16,696,997	$17,120,555	$14,851,052	$14.77

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical financials include prior year adjustments related to real estate tax expense, real estate tax reimbursement as well as nonrecurring charges related to lease termination income and insurance loss, among other prior year adjustments and one-time adjustments. If the non-recurring charges were excluded and the prior year charges had been adjusted to reflect the year in which they applied, the cash flow line items would be as follows: Total Reimbursements of $7,284,396, $7,897,758 and $7,837,546 for 2013, 2014 and TTM 8/31/2015, respectively; Other Income of $494,058 and $540,707 for 2014 and TTM 8/31/2015, respectively; Total Operating Expenses of $9,069,366, $8,771,199 and $8,475,147 for 2013, 2014 and TTM 8/31/2015, respectively.

(3)	Underwritten cash flow based on the 8/31/2015 rent roll with rent steps through 12/31/2016.

(4)	Inclusive of kiosk, temporary tenant, specialty leasing and other miscellaneous income.

(5)	The Glenbrook Square Property is self-managed and no management fee was recorded historically. The underwritten cash flows include a pro forma historical and underwritten management fee of 2.0% based on the conclusion of the appraisal.

■	Appraisal. According to the appraisal, the Glenbrook Square Property had an “as-is” appraised value of $279,000,000 as of September 25, 2015 and a “prospective market value upon stabilization” appraised value of $286,000,000 as of October 1, 2016, after lease up of the Glenbrook Square Property to a 98.7% average occupancy for the year ending September 2017.

■	Environmental Matters. According to a Phase I environmental report, dated October 6, 2015, there are no recognized environmental conditions or recommendations for further action at the Glenbrook Square Property other than (i) a recommendation for the closure of a heating oil underground storage tank located at the Glenbrook Square Property and (ii) a recommendation for a lead-based paint and lead-containing paint materials operations and maintenance plan. With regard to the underground storage tank, the borrower has instructed the applicable tenant to determine if the underground storage tank exists or has been removed, and if the underground storage tank exists, take appropriate steps to formally register and close the underground storage tank in accordance with regulatory requirements. If the underground storage tank has been removed the borrower has instructed the applicable tenant to provide the borrower with documentation indicating that such work has already been completed. See “Description of the Mortgage Pool—Environmental Considerations” in the Free Writing Prospectus.

■	Market Overview and Competition. The Glenbrook Square Property is located approximately two miles north of the Fort Wayne business district. The Glenbrook Square Property is surrounded by a community with an average household income of over $62,000 and a trade area population of over 300,000 in the 10-mile radius trade area defined by the appraisal. The Glenbrook Square Property has good regional access, with I-69 accessible approximately one mile to the northwest via Lima Road. I-69 is the primary interstate serving the Fort Wayne area and extends southwest to connect with the Indianapolis MSA to the southwest and central Michigan to the north. The Indiana University-Purdue University Fort Wayne campus is located one mile east of the Glenbrook Square Property and drives demand in the region with a population of approximately 20,000 students. The Glenbrook Square Property is the primary asset in the local trade area and the local competition is limited to Jefferson Pointe, a Von Maur, Marshalls and IMAX anchored lifestyle center, located 4 miles away from the Glenbrook Square Property. The closest regional mall is Concord Mall which is located 54 miles away.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the primary competition for the Glenbrook Square Property:

Competitive Set(1)

	Glenbrook Square	Jefferson Pointe	Concord Mall	Lima Mall	Muncie Mall
Distance from Subject	-	4.2 miles	54.2 miles	56.5 miles	62.2 miles
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	1966	2001	1972/1996	1965/1995	1970/1997
Total GLA	1,224,604	600,000	628,466	742,000	636,000
Total Occupancy	96.4%	80%	85%	95%	80%
Anchors & Jr. Anchors	Macy’s, Sears, JCPenney, Carson’s	Von Maur, Marshalls, Michaels, Old Navy, Bed Bath & Beyond, Barnes & Noble	JCPenney, Carson’s, Hobby Lobby	Macy’s, JCPenney, Sears, Elder-Beerman	Macy’s, JCPenney, Sears, Carson’s

(1)	Source: Appraisal

■	The Borrower. The borrower is GGP-Glenbrook L.L.C., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Glenbrook Square Loan. The non-recourse carveout guarantor under the Glenbrook Square Loan is GGP Limited Partnership, an indirect owner of the borrower.

General Growth Properties, Inc. (“GGP”), the indirect owner of GGP Limited Partnership, is a self-administered REIT focused on owning, managing, leasing and redeveloping regional malls throughout the United States. As of November 2015, GGP had an equity capitalization of approximately $24.3 billion and an enterprise value of approximately $38.4 billion.

■	Escrows. On the origination date, no reserves were funded. On each due date during the continuance of a Glenbrook Square Trigger Period, the Glenbrook Square Loan documents require (i) a tax and insurance reserve deposit in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period (but excluding any payments in respect of taxes to be made directly by a third party), provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default or the borrower has failed to deliver satisfactory evidence to the lender when and as required, (ii) a tenant improvement and leasing commission reserve deposit equal to $36,043, capped at $432,511 and (iii) a capital expenditure reserve deposit equal to $9,011, capped at $108,128.

A “Glenbrook Square Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Glenbrook Square Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.25x and ending at the conclusion of a fiscal quarter for which the debt service coverage ratio is greater than or equal to 1.25x and (ii) during the continuance of an event of default under the Glenbrook Square Loan, but prior to the occurrence of foreclosure proceedings, the exercise of a power of sale or proceedings for the appointment of a receiver, or any judicial action in respect of the Glenbrook Square Loan initiated by the lender and ending upon the affirmative written waiver of the event of default under the Glenbrook Square Loan by the lender.

■	Lockbox and Cash Management. The Glenbrook Square Loan is structured with a hard lockbox and springing cash management. The Glenbrook Square Loan documents require that the borrower direct tenants to pay rent directly to a lender-controlled lockbox account, that all credit card receivables be remitted directly into the lockbox account and that all cash revenues relating to the Glenbrook Square Property and all other money received by the borrower or the property manager with respect to the Glenbrook Square Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the third business day following receipt. For so long as no Glenbrook Square Trigger Period or event of default under the Glenbrook Square Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Glenbrook Square Trigger Period or event of default under the Glenbrook Square Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a weekly basis. On each due date during the continuance of a Glenbrook Square Trigger Period or, at the lender’s discretion, during an event of default under the Glenbrook Square Loan, the Glenbrook Square Loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, be reserved in an excess cash flow reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Property Management. The Glenbrook Square Property is currently self-managed by the borrower. Under the Glenbrook Square Property Loan documents, the Glenbrook Square Property is required to either (i) remain self-managed by the borrower (if and so long as GGP owns no less than 35% interest in the borrower) or (ii) managed by General Growth Management, Inc., General Growth Services, Inc., any affiliate of GGP or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. To the extent that the Glenbrook Square Property is not self-managed, the lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Glenbrook Square Loan, (ii) upon the occurrence of a material default by the property manager or (iii) if the property manager files for or is the subject of a petition in bankruptcy. In addition, in the event that the Glenbrook Square Property is self-managed, during the continuance of a monetary or other material event of default under the Glenbrook Square Loan, the lender has the right to require that the borrower terminate any agreement between the borrower and an affiliate of the borrower.

■	Release, Substitution and Addition of Collateral. The borrower may (a) obtain the release of certain vacant, non-income producing and unimproved parcels in connection with the conveyance of such parcels to one or more third parties that are not owned or controlled by the borrower, without the payment of a release price, (b) substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land, and (c) acquire certain parcels of land to be added to the Glenbrook Square Property, in each case, subject to certain conditions set forth in the loan agreement, including among others (i) no event of default continuing under the Glenbrook Square Loan, (ii) a determination that certain REMIC requirements will be met and (iii) delivery of a Rating Agency Confirmation.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Glenbrook Square Property (plus business interruption coverage from the period from the date of any casualty to the date that the Glenbrook Square Property is repaired or replaced and operations are resumed (regardless of the length of such period) plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Glenbrook Square Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance will not have a deductible in excess of 3% of the total insurable value of the Glenbrook Square Property. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Glenbrook Square Property are separately allocated to the Glenbrook Square Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MAP © 2015 CARTIFACT · DATA © OSM
CARTIFACT
CANADA
Missoula
MT
Billings
ND
Bismarck
Fargo
MN
Minneapolis
SD
Rapid City
Sioux Falls
Green Bay
WI
Lake Michigan
Casper
WY
Milwaukee
MI
Detroit
Buffalo
NE
Omaha
IA
Chicago
Cedar Rapids
Toledo
Cleveland
PA
Salt Lake City
Pittsburgh
Denver
IN
IL
Indianapolis
OH
Columbus
UT
Kansas City
7
Cincinnati
CO
KS
MO
St. Louis
Lexington
WV
Wichita
VA
St George
KY
OK
Nashville
2
NC
Okalahoma City
3
TN
Charlotte
1
Flagstaff
Albuquerque
AR
Memphis
Little Rock
6
AZ
NM
Atlanta
SC
5
Phoenix
4
Birmingham
Fort Worth
Dallas
MS
AL
GA
Tucson
Las Cruces
Jackson
TX
Atlantic Ocean
LA
Austin
Jacksonville
Houston
New Orleans
San Antonio
Orlando
Tampa
MEXICO
Gulf of Mexico
FL
Miami

Hammons Hotel Portfolio

	PROPERTY NAME	CITY/STATE	ZIP CODE
1	Embassy Suites Concord, NC	Concord, NC	28027
2	Embassy Suites Murfreesboro, TN	Murfreesboro, TN	37129
3	Embassy Suites Norman, OK	Norman, OK	73069
4	Courtyard by Marriott Dallas/Allen, TX	Allen, TX	75002
5	Renaissance by Marriott Phoenix/Glendale, AZ	Glendale, AZ	85305
6	Embassy Suites Huntsville, AL	Huntsville, AL	35801
7	Residence Inn by Marriott Kansas City, MO	Kansas City, MO	64153

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller		GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(4)		$45,146,314
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)		$133,881.92
Size (Rooms)	1,869	Percentage of Initial Pool Balance		5.5%
Total TTM Occupancy as of 6/30/2015	74.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 6/30/2015	74.8%	Type of Security		Fee Simple / Leasehold
Year Built / Latest Renovation	2006, 2007, 2008, 2010 / 2015	Mortgage Rate		4.9535%
Appraised Value(1)	$367,320,502	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	NAP

Underwritten Revenues	$104,481,960
Underwritten Expenses	$73,369,148
Underwritten Net Operating Income (NOI)	$31,112,812	Escrows
Underwritten Net Cash Flow (NCF)	$26,933,534		Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	68.1%	Taxes	$3,172,482	$358,585
Maturity Date LTV Ratio(2)(3)	55.5%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.94x / 1.68x	FF&E(5)	$0	$360,433
Debt Yield Based on Underwritten NOI / NCF(2)	12.4% / 10.8%	Other(6)	$8,562,974	$98,159

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$250,800,000	100.0%	Loan Payoff	$214,972,179	85.7%
			Principal Equity Distribution	20,464,715	8.2
			Reserves	11,735,456	4.7
			Closing Costs	3,627,650	1.4
Total Sources	$250,800,000	100.0%	Total Uses	$250,800,000	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the Hammons Hotel Portfolio Properties of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. The Cut-off Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value without adding the capital deduction is 68.8%. See “—Appraisals” below.

(2)	Calculated based on the aggregate outstanding principal balance of the Hammons Hotel Portfolio Whole Loan.

(3)	The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $371,300,000 which includes “as stabilized” appraised values for three of the Hammons Hotel Portfolio Properties. The Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value adding the $3,570,502 capital deduction is 56.1% and the Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value without adding the $3,570,502 capital deduction is 56.6%. See “—Appraisals” below.

(4)	The Cut-off Date Principal Balance of $45,146,314 represents the non-controlling note A-3 of a $250,800,000 whole loan evidenced by four pari passu notes. The related companion loans are respectively evidenced by the controlling note A-1 with an outstanding principal balance of $99,770,859 as of the Cut-off Date, which was contributed to the Citigroup Commercial Mortgage Trust 2015-GC33, Commercial Mortgage Pass-Through Certificates, Series 2015-GC33 (“CGCMT 2015-GC33”) transaction, a non-controlling note A-2 with an outstanding principal balance of $72,333,873 as of the Cut-off Date, which was contributed to the Goldman Sachs Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates Series 2015-GC34 (“GSMS 2015-GC34”) and note A-4 with an outstanding principal balance of $32,974,269, which is expected to be contributed to one or more future securitization transactions.

(5)	On each due date, the borrowers are required to fund the FF&E reserve in an amount equal to the greater of (i) any franchise-mandated amount and (ii) 4.0% of the actual revenues from the respective properties for the most recently ended calendar month. See “—Escrows” below.

(6)	Other reserve represents property improvement costs ($7,890,000) and a ground lease reserve ($672,974 upfront and $98,159 monthly). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hammons Hotel Portfolio Loan”) is part of a whole loan (the “Hammons Hotel Portfolio Whole Loan”) evidenced by four pari passu notes that are secured by first mortgages encumbering the borrowers’ fee simple and/or leasehold interests in a portfolio of full service, limited service and extended stay hotels located in various states (each individually, a “Hammons Hotel Portfolio Property” and, collectively, the “Hammons Hotel Portfolio Properties”). The Hammons Hotel Portfolio Loan (evidenced by note A-3), which represents a non-controlling interest in the Hammons Hotel Portfolio Whole Loan, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $45,146,314 and represents approximately 5.5% of the Initial Pool Balance. The related companion loans (the “Hammons Hotel Portfolio Companion Loans”), are evidenced by note A-1, which represents the controlling interest in the Hammons Hotel Portfolio Whole Loan and was contributed to the CGCMT 2015-GC33 transaction, note A-2, which represents a non-controlling interest in the Hammons Hotel Portfolio Whole Loan and was contributed to the GSMS 2015-GC34 transaction and note A-4, each of which represents a non-controlling interest in the Hammons Hotel Portfolio Whole Loan and is currently held by Goldman Sachs Mortgage Company outside of the Issuing Entity. The Hammons Hotel Portfolio Companion Loans have an aggregate outstanding principal balance as of the Cut-off Date of $205,079,002 and note A-4 is expected to be contributed to one or more future securitization transactions. The Hammons Hotel Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on August 13, 2015. The Hammons Hotel Portfolio Whole Loan had an original principal balance of $250,800,000 and each note accrues interest at a rate of 4.9535% per annum. The borrowers utilized the proceeds of the Hammons Hotel Portfolio Whole Loan to refinance the existing debt on the Hammons Hotel Portfolio Properties, fund reserves, pay origination costs and return equity to the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The Hammons Hotel Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Hammons Hotel Portfolio Whole Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hammons Hotel Portfolio Whole Loan is the due date in September 2025. Other than in connection with the release of a Hammons Hotel Portfolio Property as described under “—Release of Collateral” below, voluntary prepayment of the Hammons Hotel Portfolio Loan is permitted on or after the due date in June 2025 without payment of any prepayment premium. Provided that no event of default under the Hammons Hotel Portfolio Whole Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Whole Loan is deposited.

In addition, at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Whole Loan is deposited, in connection with a partial defeasance of the Hammons Hotel Portfolio Whole Loan, the borrower is permitted to prepay the Hammons Hotel Portfolio Property only to the extent necessary to cause the debt service coverage ratio (as calculated under the related loan documents) for the related trailing 12-month period (ending on the last day of any fiscal quarter) to be no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release, and which prepayment is required to include the applicable yield maintenance premium (as described under the related loan documents).

■	The Mortgaged Properties. The Hammons Hotel Portfolio Properties consist of seven hotels totaling 1,869 rooms, including four Embassy Suites hotels, one Courtyard by Marriott hotel, one Residence Inn by Marriott hotel and one Renaissance by Marriott hotel. Four of the Hammons Hotel Portfolio Properties have convention centers located immediately adjacent to the respective hotel and are included as collateral for the Hammons Hotel Portfolio Whole Loan. The borrower sponsor developed the Hammons Hotel Portfolio Properties between 2006 and 2010, with an estimated cost basis in excess of $378,000,000.

Embassy Suites Concord, NC Property

The Embassy Suites Concord, NC Property opened in 2007 and consists of a 308-room, full service hotel and an adjacent approximately 42,000 SF convention center located in Concord, North Carolina, east of Charlotte. The respective borrower has a fee simple ownership interest in the hotel and a leasehold ownership interest in the convention center at the Embassy Suites Concord, NC Property. There are no significant planned renovations at the Embassy Suites Concord, NC Property.

Embassy Suites Murfreesboro, TN Property

The Embassy Suites Murfreesboro, TN Property opened in 2008 and consists of a 283-room, full service hotel and an adjacent approximately 41,802 SF convention center located in Murfreesboro, Tennessee, just south of Nashville. An owner of the respective borrower has a fee simple ownership interest in the Embassy Suites Murfreesboro, TN Property. Approximately $26,400 of underwritten revenue is attributed to third-party antenna leases at the Embassy Suites Murfreesboro, TN Property. There are no significant planned renovations at the Embassy Suites Murfreesboro, TN Property.

Embassy Suites Norman, OK Property

The Embassy Suites Norman, OK Property opened in 2008 and consists of a 283-room, full service hotel and the adjacent approximately 43,346 SF convention center located in Norman, Oklahoma, within five miles of the University of Oklahoma’s main campus. The respective borrower has a fee simple ownership interest in the Embassy Suites Norman, OK Property. There are no significant planned renovations at the Embassy Suites Norman, OK Property.

Courtyard by Marriott Dallas/Allen, TX Property

The Courtyard by Marriott Dallas/Allen, TX Property opened in 2010 and consists of a 228-room, limited service hotel located in Allen, Texas, approximately 35 miles north of Dallas. The Courtyard by Marriott Dallas/Allen, TX Property is adjacent to the Allen Event Center and surrounded by retail and entertainment space. The respective borrower has a fee simple ownership interest in the Courtyard by Marriott Dallas/Allen, TX Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Approximately $60,000 of underwritten revenue is attributed to third-party antenna leases at the Courtyard by Marriott Dallas/Allen, TX Property. There are planned renovations and capital improvements including new flooring and wall vinyl for common areas and guestrooms, totaling approximately $1,944,314 (for which the borrower has reserved $1,940,000) at the Courtyard by Marriott Dallas/Allen, TX Property.

Renaissance by Marriott Phoenix/Glendale, AZ Property

The Renaissance by Marriott Phoenix/Glendale, AZ Property opened in 2007 and consists of a 320-room, full service hotel located in Glendale, Arizona, a parking garage and the adjacent approximately 147,503 SF convention center and expo hall. The Renaissance by Marriott Phoenix/Glendale, AZ Property is adjacent to the University of Phoenix Stadium (home of the NFL’s Arizona Cardinals), the Gila River Arena (home of the NHL’s Arizona Coyotes), and the Westgate Entertainment District (featuring 8,000,000 SF of retail and entertainment space). The respective borrower has a fee simple ownership interest in the hotel and a space lease interest in the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property. Approximately $6.3 million of underwritten revenue is attributed to operations from the space lease interest in the convention center, expo hall and parking garage. Approximately $12,000 of underwritten revenue is attributed to a third party antenna lease at the Renaissance by Marriott Phoenix/Glendale, AZ Property. There are planned renovations and capital improvements in 2016 totaling approximately $650,000 and a full property renovation beginning in 2017 which will include new flooring for all common areas and guestrooms (for which the borrower has reserved $5,000,000) at the Renaissance by Marriott Phoenix/Glendale, AZ Property.

Embassy Suites Huntsville, AL Property

The Embassy Suites Huntsville, AL Property opened in 2006 and consists of a 295-room, full service hotel and parking garage located in Huntsville, Alabama. The Embassy Suites Huntsville, AL Property is adjacent to, and is the only hotel with an interior skywalk connecting to the Von Braun Center, which is a 170,000 SF conference center that includes a 21,624 SF arena. The respective borrower has a leasehold ownership interest in the hotel and parking garage at the Embassy Suites Huntsville, AL Property. Approximately $285,000 of underwritten revenue is attributed to a lease with Ruth’s Chris Steakhouse, and approximately $11,500 of underwritten revenue is attributed to a lease with a gift shop at the Embassy Suites Huntsville, AL Property. There are no significant planned renovations at the Embassy Suites Huntsville, AL Property.

Residence Inn by Marriott Kansas City, MO Property

The Residence Inn by Marriott Kansas City, MO Property opened in 2007 was renovated in 2015 and consists of a 152-room, extended stay hotel located in Kansas City, Missouri. The Residence Inn by Marriott Kansas City, MO Property is within 5 miles of the Kansas City airport and the respective borrower has a fee simple ownership interest in the hotel at the Residence Inn by Marriott Kansas City, MO Property. There are planned renovations and capital improvements, including guestroom updates and new flooring/wall vinyl for common areas, totaling approximately $976,188 (for which the borrower has reserved $950,000) at the Residence Inn by Marriott Kansas City, MO Property.

The following table presents certain information relating to the Hammons Hotel Portfolio Properties:

Property	Cut-off Date Allocated Loan Amount	Rooms	Occupancy	Year Built	Appraised Value(1)	UW NCF	UW NCF per Room
Embassy Suites Concord, NC	$11,252,377	308	75.5%	2007	$89,300,000	$7,292,421	$23,677
Embassy Suites Murfreesboro, TN	9,135,468	283	78.0%	2008	72,500,000	5,706,173	20,163
Embassy Suites Norman, OK	7,076,523	283	74.3%	2008	54,600,000	3,945,402	13,941
Courtyard by Marriott Dallas/Allen, TX	5,617,711	228	77.9%	2010	43,344,314	3,170,771	13,907
Renaissance by Marriott Phoenix/Glendale, AZ	5,406,260	320	63.8%	2007	55,200,000	3,046,468	9,520
Embassy Suites Huntsville, AL	4,561,434	295	78.2%	2006	36,200,000	2,640,907	8,952
Residence Inn by Marriott Kansas City, MO	2,096,541	152	80.9%	2007	16,176,188	1,131,392	7,443
Total / Wtd. Avg.	$45,146,314	1,869	74.8%		$367,320,502	$26,933,534	$14,411

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the Hammons Hotel Portfolio Properties of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. See “—Appraisals” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the 2014 demand analysis with respect to the Hammons Hotel Portfolio Properties based on market segmentation, as provided in the appraisals for the Hammons Hotel Portfolio Properties:

Estimated 2014 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure	Government
Embassy Suites Concord, NC	70.0%	15.0%	15.0%	0.0%
Embassy Suites Murfreesboro, TN	45.0%	45.0%	10.0%	0.0%
Embassy Suites Norman, OK	35.0%	45.0%	15.0%	5.0%
Courtyard by Marriott Dallas/Allen, TX	40.0%	20.0%	40.0%	0.0%
Renaissance by Marriott Phoenix/Glendale, AZ	10.0%	45.0%	45.0%	0.0%
Embassy Suites Huntsville, AL	40.0%	30.0%	10.0%	20.0%
Residence Inn by Marriott Kansas City, MO	20.0%	20.0%	20.0%	40.0%

(1)	Source: Appraisals.

The following tables present certain information relating to historical occupancy, ADR and RevPAR at the Hammons Hotel Portfolio Properties:

Hammons Hotel Portfolio(1)

	2010	2011	2012	2013	2014	TTM June 2015
Occupancy(2)	63.9%	66.0%	68.6%	72.1%	73.9%	74.8%
ADR	$120.36	$121.21	$122.00	$122.95	$127.57	$130.39
RevPAR	$76.85	$79.98	$83.66	$88.59	$94.27	$97.59

(1)	As provided by the borrower.

(2)	Reflects average occupancy as of December 31 for the specified year unless otherwise noted.

Hammons Hotel Portfolio Properties(1)

	2010			2011			2012
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Embassy Suites Concord, NC	70.4%	$131.65	$92.69	70.0%	$133.41	$93.41	72.3%	$137.23	$99.16
Embassy Suites Murfreesboro, TN	64.5%	$124.62	$80.39	64.0%	$127.03	$81.28	70.5%	$126.27	$88.97
Embassy Suites Norman, OK	59.4%	$114.39	$67.97	59.1%	$116.10	$68.63	67.6%	$112.29	$75.91
Courtyard by Marriott Dallas/Allen, TX	47.9%	$93.70	$44.93	66.5%	$99.18	$66.00	72.0%	$104.98	$75.58
Renaissance by Marriott Phoenix/Glendale, AZ	58.5%	$142.83	$83.52	55.7%	$147.42	$82.09	53.2%	$147.42	$78.36
Embassy Suites Huntsville, AL	77.0%	$113.04	$87.07	78.4%	$113.42	$88.94	77.4%	$113.47	$87.80
Residence Inn by Marriott Kansas City, MO	66.9%	$101.77	$68.09	71.0%	$99.39	$70.59	69.6%	$103.42	$71.97
Hammons Hotel Portfolio Properties	63.90%	$120.36	$76.85	66.0%	$121.21	$79.98	68.6%	$122.00	$83.66

	2013			2014			TTM June 2015
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Embassy Suites Concord, NC	71.4%	$139.80	$99.87	74.2%	$146.44	$108.72	75.5%	$147.60	$111.43
Embassy Suites Murfreesboro, TN	76.2%	$129.23	$98.42	78.5%	$133.64	$104.94	78.0%	$134.42	$104.82
Embassy Suites Norman, OK	72.8%	$115.41	$84.00	74.1%	$118.12	$87.57	74.3%	$118.40	$87.99
Courtyard by Marriott Dallas/Allen, TX	75.0%	$111.78	$83.80	75.5%	$113.96	$86.00	77.9%	$115.61	$90.01
Renaissance by Marriott Phoenix/Glendale, AZ	60.1%	$141.54	$85.00	59.8%	$149.77	$89.57	63.8%	$163.99	$104.66
Embassy Suites Huntsville, AL	74.2%	$113.48	$84.21	78.6%	$115.22	$90.56	78.2%	$114.52	$89.55
Residence Inn by Marriott Kansas City, MO	81.0%	$97.75	$79.19	82.3%	$105.81	$87.04	80.9%	$106.41	$86.03
Hammons Hotel Portfolio Properties	72.1%	$122.95	$88.59	73.9%	$127.57	$94.27	74.8%	$130.39	$97.59

(1)	As provided by the borrower.

(2)	Reflects average occupancy as of December 31 for the specified year unless otherwise noted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the historical penetration rates for the Hammons Hotel Portfolio Properties, as provided in the June 2015 travel research reports:

Historical Penetration Rates(1)

	TTM June 2013			TTM June 2014			TTM June 2015
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Embassy Suites Concord, NC	106.7%	127.9%	136.5%	104.1%	130.7%	136.1%	102.0%	127.1%	129.7%
Embassy Suites Murfreesboro, TN	110.3%	132.7%	146.5%	115.3%	131.8%	152.1%	109.8%	132.5%	145.5%
Embassy Suites Norman, OK	101.8%	115.5%	117.6%	115.9%	112.4%	130.3%	124.7%	114.5%	142.8%
Courtyard by Marriott Dallas/Allen, TX	109.7%	115.3%	126.4%	100.4%	115.7%	116.2%	106.9%	111.5%	119.2%
Renaissance by Marriott Phoenix/Glendale, AZ	94.0%	113.2%	106.4%	99.6%	109.9%	109.5%	102.0%	108.9%	111.1%
Embassy Suites Huntsville, AL	132.8%	116.5%	154.8%	132.5%	119.5%	158.4%	130.7%	117.8%	154.0%
Residence Inn by Marriott Kansas City, MO	110.9%	135.9%	150.7%	119.3%	133.2%	158.9%	107.9%	135.7%	146.5%

(1)	Source: June 2015 travel research reports.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hammons Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$61,425,531	$64,130,610	$66,391,088	$64,811,132	$34,677
Food & Beverage Revenue(2)	33,448,924	35,898,278	38,903,418	37,037,054	19,817
Other Operating Revenue	2,853,230	2,749,355	2,835,248	2,633,773	1,409
Total Revenue	$97,727,685	$102,778,243	$108,129,754	$104,481,960	$55,903

Room Expense	$15,260,928	$15,727,948	$16,151,008	$15,835,594	$8,473
Food & Beverage Expense	16,262,019	17,024,443	17,715,009	16,864,241	9,023
Other Operating Expense	1,671,361	1,648,390	1,743,394	1,703,452	911
Total Departmental Expense	$33,194,308	$34,400,781	$35,609,411	$34,403,288	$18,407
Total Undistributed Expense	28,982,253	30,959,247	31,369,431	32,367,283	17,318
Total Fixed Expense(3)	5,876,809	6,659,044	6,885,581	6,598,578	3,531
Total Operating Expenses	$68,053,370	$72,019,072	$73,864,423	$73,369,148	$39,256

Net Operating Income	$29,674,315	$30,759,171	$34,265,331	$31,112,812	$16,647
FF&E	3,909,107	4,111,130	4,325,190	4,179,278	2,236
Net Cash Flow	$25,765,208	$26,648,041	$29,940,141	$26,933,534	$14,411

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten food & beverage revenue includes approximately $6.3 million of revenue attributed to operations from the space lease interest in the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property.

(3)	Underwritten total fixed expense includes space lease rent associated with the Renaissance by Marriott Phoenix/Glendale, AZ Property ($1,419,741) and ground lease rent associated with the Embassy Suites Huntsville, AL Property ($224,595).

■	Appraisals. According to the appraisals, dated between June 8, 2015 and June 11, 2015, the Hammons Hotel Portfolio Properties had an aggregate “as-is” appraised value of $363,750,000 and a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties ($1,944,314 for the Courtyard by Marriott Dallas/Allen, TX Property, $650,000 for the Renaissance by Marriott Phoenix/Glendale, AZ and $976,188 for the Residence Inn by Marriott Kansas City, MO Property). The Hammons Hotel Portfolio Properties have an aggregate “as stabilized” appraised value of $371,300,000, based on the “as stabilized” appraised values for the three Marriott properties as of dates ranging from June 2016 to June 2017 assuming stabilized occupancy and completion of the franchise mandated capital improvements at the three Marriott properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Environmental Matters. According to a Phase I environmental report, dated June 25, 2015, a landfill was historically present at the Embassy Suites Huntsville, AL Property. A prior Phase II environmental report, dated September 22, 2008, identified arsenic in soil samples at concentrations in excess of the Alabama Department of Environmental Management (ADEM) preliminary screening levels for both commercial and residential use. The Phase I environmental consultant identified the landfill as a recognized environmental condition due to the elevated arsenic concentrations. Based on the non-volatile nature of the fill materials, the concrete and asphalt caps formed by the parking lot and building and the Embassy Suites Huntsville, AL Property’s commercial use, the Phase I environmental report recommended no further action.

According to the other Phase I environmental reports, each dated June 24, 2015 or June 25, 2015, there are no recognized environmental conditions or recommendations for further action at any of the other Hammons Hotel Portfolio Properties.

■	Market Overview and Competition. The Hammons Hotel Portfolio consists of seven hotel properties with two different flags and four different brands. The Hammons Hotel Portfolio Properties are located within seven separate markets across seven states.

Embassy Suites Concord, NC Property

The Embassy Suites Concord, NC Property is located in the Concord, North Carolina market near Charlotte, North Carolina. According to the appraisal, the Embassy Suites Concord, NC Property’s competitive set collectively had an average occupancy of 74.0%, ADR of $121.80, and RevPAR of $89.87 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Concord, NC Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Concord, NC	308	2007	75%	$147.37	$109.94
Homewood Suites Charlotte North University Research Park	112	1990	73%	$95.00	$69.35
Residence Inn Charlotte University Research Park	91	1988	74%	$100.00	$74.00
Hilton Charlotte University Place	393	1986	71%	$135.00	$95.85
Courtyard Charlotte University Research Park	152	1990	71%	$110.00	$78.10
Holiday Inn Charlotte University Executive Park	174	1989	76%	$95.00	$72.20
Residence Inn Charlotte/Concord	130	2009	77%	$117.00	$90.09
Courtyard Charlotte/Concord	123	2009	77%	$125.00	$96.25
Hilton Garden Inn Charlotte/Concord	118	2010	76%	$110.00	$83.60

(1)	Source: Appraisal.

Embassy Suites Murfreesboro, TN Property

The Embassy Suites Murfreesboro, TN Property is located in the Murfreesboro, Tennessee submarket near Nashville, Tennessee. According to the appraisal, the Embassy Suites Murfreesboro, TN Property’s competitive set collectively had an average occupancy of 79.0%, ADR of $119.13, and RevPAR of $92.45 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Murfreesboro, TN Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Murfreesboro, TN	283	2008	78%	$133.64	$104.29
Residence Inn by Marriott Murfreesboro	112	2015	80%	$130.00	NA
Hilton Garden Inn Murfreesboro	100	2014	70%	$135.00	$94.51
Hampton Inn & Suites Murfreesboro	101	2007	82%	$125.00	$102.50
Candlewood Suites Murfreesboro	85	2010	90%	$87.00	$78.30
Fairfield Inn-Murfreesboro	69	2005	83%	$102.00	$84.66
DoubleTree Hotel Murfreesboro	168	1988	78%	$112.00	$87.36
Comfort Suites Murfreesboro	82	2007	76%	$90.00	$68.40

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Embassy Suites Norman, OK Property

The Embassy Suites Norman, OK Property is located in the Norman, Oklahoma submarket near Oklahoma City, Oklahoma. According to the appraisal, the Embassy Suites Norman, OK Property’s competitive set collectively had an average occupancy of 62.2%, ADR of $105.29, and RevPAR of $66.17 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Norman, OK Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Norman, OK	283	2008	74%	$118.18	$87.19
Embassy Suites Oklahoma City	236	1982	65%	$108.00	$70.20
Sheraton Reed Conference Center Norman	151	2006	60%	$102.00	$61.20
Courtyard by Marriott Norman	113	2009	70%	$95.50	$66.85
Sheraton Oklahoma City	396	1976	59%	$131.50	$77.59
The Norman (formerly Holiday Inn) Norman	149	1984	40%	$72.00	$28.80
The Tower (formerly Marriott) Oklahoma City	354	1985	60%	$83.50	$50.10
Hilton Garden Inn Norman	121	2008	69%	$102.00	$70.38

(1)	Source: Appraisal.

Courtyard by Marriott Dallas/Allen, TX Property

The Courtyard by Marriott Dallas/Allen, TX Property is located in the Allen, Texas submarket near Dallas, Texas. According to the appraisal, the Courtyard by Marriott Dallas/Allen, TX Property’s competitive set collectively had an average occupancy of 72.1%, ADR of $109.86, and RevPAR of $79.60 as of TTM March 2015.

The following table presents certain information relating to the primary competition for the Courtyard by Marriott Dallas/Allen, TX Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM March 2015 Occupancy	TTM March 2015 ADR	TTM March 2015 RevPAR
Courtyard by Marriott Dallas/Allen, TX	228	2010	76%	$114.83	$87.80
Hilton Garden Inn Allen	150	2002	69%	$107.36	$73.86
Holiday Inn Express & Suites Allen	87	2006	70%	$103.23	$72.36
Hampton Inn & Suites Allen	103	2006	73%	$112.42	$82.52
Holiday Inn & Suites McKinney	99	2008	68%	$112.51	$76.84
La Quinta Inn & Suites Allen	90	2008	69%	$77.38	$53.08
Homewood Suites	114	2010	75%	$129.33	$97.00

(1)	Source: Appraisal.

Renaissance by Marriott Phoenix/Glendale, AZ Property

The Renaissance by Marriott– Phoenix/Glendale, AZ Property is located in the Glendale, Arizona submarket, near Phoenix, Arizona. According to the appraisal, the Renaissance by Marriott Phoenix/Glendale, AZ Property and its competitive set collectively had an average occupancy of 63.3%, ADR of $129.40, and RevPAR of $80.89 as of TTM December 2014.

The following table presents certain information relating to the primary competition for the Renaissance by Marriott Phoenix/Glendale, AZ Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM December 2014 Occupancy	TTM December 2014 ADR	TTM December 2014 RevPAR
Renaissance by Marriott Phoenix/Glendale, AZ	320	2007	60%	$149.77	$89.32
Courtyard Phoenix West/Avondale-Phoenix	127	2008	64%	$110.00	$70.40
Comfort Suites University Phoenix Stadium-Glendale	100	2008	66%	$98.00	$64.68
Hampton Inn & Suites Phoenix Glendale-Westgate-Glendale	149	2007	70%	$95.00	$66.50
Residence Inn Glendale Sports & Ent. Dist.–Glendale	126	2007	68%	$120.00	$81.60
SpringHill Suites Glendale Sports & Ent. Dist.–Glendale	120	2007	65%	$90.00	$58.50
Wigwam Resort & Spa-Litchfield Park	331	1929	60%	$160.00	$96.00

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Embassy Suites Huntsville, AL Property

The Embassy Suites Huntsville, AL Property is located in the Huntsville, Alabama metropolitan statistical area. According to the appraisal, the Embassy Suites Huntsville, AL Property’s competitive set collectively had an average occupancy of 65.9%, ADR of $106.94, and RevPAR of $71.21 as of TTM May 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Huntsville, AL Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM May 2015 Occupancy	TTM May 2015 ADR	TTM May 2015 RevPAR
Embassy Suites Huntsville, AL	295	2006	79%	$114.17	$89.65
Marriott Huntsville	290	1986	61%	$112.00	$68.32
Hilton Garden Inn Huntsville	101	2005	67%	$101.00	$67.67
Holiday Inn Huntsville	200	1986	57%	$89.00	$50.73
Westin Huntsville	210	2008	70%	$125.00	$87.50
Four Points Huntsville	146	1996	55%	$85.00	$46.75

(1)	Source: Appraisal.

Residence Inn by Marriott Kansas City, MO Property

The Residence Inn by Marriott Kansas City, MO Property is located in the Kansas City, Missouri market. According to the appraisal, the Residence Inn by Marriott Kansas City, MO Property’s competitive set collectively had an average occupancy of 75.0%, ADR of $86.73, and RevPAR of $65.42 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Residence Inn by Marriott Kansas City, MO Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Residence Inn by Marriott Kansas City, MO	152	2007	83%	$106.45	$88.32
Four Points Kansas City	200	1974	65%	$83.00	$53.95
Chase Suites Kansas City	112	1986	70%	$73.70	$51.59
Courtyard by Marriott Kansas City	149	1990	83%	$107.00	$88.81
Drury Inn & Suites Kansas City Airport Kansas City	122	1998	75%	$77.50	$58.13
Extended Stay America KCI Kansas City	89	1998	75%	$50.50	$37.88
Hyatt Place Kansas City	134	1999	80%	$105.00	$84.00
Holiday Inn KCI Kansas City	141	2006	75%	$74.00	$55.50
Candlewood Suites Kansas City	88	2010	75%	$74.00	$55.50

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are JQH-Allen Development, LLC, JQH-Concord Development, LLC, JQH-Glendale, AZ Development, LLC, Hammons of Huntsville, LLC, JQH-Kansas City Development, LLC, JQH-Murfreesboro Development, LLC, and JQH-Norman Development, LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Hammons Hotel Portfolio Whole Loan. The Revocable Trust of John Q. Hammons, dated December 28, 1989, as Amended and Restated (“JQH”), an indirect owner of the borrowers, is the non-recourse carveout guarantor under the Hammons Hotel Portfolio Whole Loan.

The borrowers are indirectly wholly owned by JQH. As of October 2015, JQH indirectly owns and manages 37 hotels. JQH is required to maintain a minimum net worth and liquidity of $100 million (excluding the equity in the Hammons Hotel Portfolio Properties) and $7 million, respectively, throughout the term of the Hammons Hotel Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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As security for a line of credit, JQH has pledged its ownership interest in John Q. Hammons Hotels Development, LLC, which is the parent entity of 4 of the borrowers as well as 2 other affiliates who own hotel properties that are not part of the collateral for the Hammons Hotel Portfolio Loan. The lender under that credit line has alleged a breach of representations and warranties related to certain net worth requirements of the JQH, the guarantor on the line of credit. Additionally, JD Holdings, LLC and Atrium Hotels, L.P., 2 companies controlled by Jonathan Eilian, have filed suit against the borrowers, JQH and certain other affiliates regarding rights under the partnership agreement for Atrium Hotels, L.P. and a certain right of first refusal agreement. These agreements and the related litigations may result in the marketing of the properties for sale, and JD Holdings, LLC or an affiliate would then be entitled to exercise certain rights of first refusal with respect to the Hammons Hotel Portfolio Properties. See “—Release of Collateral” below and “Description of the Mortgage Pool—Litigation Considerations” in the Free Writing Prospectus and the related exceptions to the representations and warranties set forth on Annex E-2 to the Free Writing Prospectus.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $3,172,482, (ii) a space rent reserve in the amount of $672,974 for eight months of the space rent payment associated with the Renaissance by Marriott Phoenix/Glendale, AZ Property and two months of the fixed ground rent payment associated with the Embassy Suites Huntsville, AL Property ground lease, and (iii) property improvement plan reserves to maintain the three Marriott properties in accordance with the applicable brand standards in the amount of $5,000,000 for the Renaissance by Marriott Phoenix/Glendale, AZ Property, $1,940,000 for the Courtyard by Marriott Dallas/Allen, TX Property, and $950,000 for the Residence Inn by Marriott Kansas City, MO Property related to capital expenditures and any future brand standard improvements.

On each due date, the borrowers will be required to fund (i) a tax, ground rent and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes, ground rent and insurance premiums over the then succeeding 12-month period (but excluding any payments in respect of taxes or insurance premiums to be made directly by one or more tenants or a ground lessor); provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the Hammons Hotel Portfolio Loan documents and there is no continuing event of default and (ii) a FF&E reserve in the amount of: (a) on each due date from October 2015 through and including September 2016, $360,433, (b) beginning on the due date in October 2016, the greater of (1) the monthly amount required to be reserved for each Hammons Hotel Portfolio Property pursuant to the applicable franchise agreement for the replacement of furniture, fixtures and equipment and (2) one-twelfth of 4% of the operating income for each Hammons Hotel Portfolio Property (or, in the case of the Renaissance by Marriott Glendale, AZ Property beginning on the due date in October 2017, one-twelfth of 5% of the operating income) for the previous 12-month period (as determined on August 31 of each year).

In addition, on each due date during the continuance of a Hammons Hotel Portfolio Trigger Period, the Hammons Hotel Portfolio Loan documents require an excess cash reserve or a property improvement plan reserve as discussed under “—Lockbox and Cash Management” below.

A “Hammons Hotel Portfolio Trigger Period” means any period (i) commencing upon the net operating income (as calculated under the Hammons Hotel Portfolio Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below the product of (x) $29,940,142 minus the net operating income as of the origination date of any Hammons Hotel Portfolio Property that has been released from the lien of the Hammons Hotel Portfolio Loan documents, times (y) 85%, and ending at the conclusion of the second consecutive fiscal quarter for which the net operating income is greater than or equal to such threshold; (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Hammons Hotel Portfolio Trigger Period is ongoing; (iii) during the continuance of a Hammons Hotel Portfolio Franchise Trigger Period; and (iv) commencing when the borrower sponsor fails to maintain a net worth in excess of $100,000,000 excluding any assets attributable to the Hammons Hotel Portfolio Properties or liquid assets in excess of $7,000,000 (excluding any funds that are held by the lender in one or more accounts and sub-accounts established pursuant to the Hammons Hotel Portfolio Loan documents) and ending when such net worth and liquid assets thresholds are satisfied.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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A “Hammons Hotel Portfolio Franchise Trigger Period” means any period (a) commencing upon the occurrence of either (i) the failure to deliver, among other things, a replacement franchise agreement or management agreement (or an extension or written commitment by the applicable franchisor of an existing franchise agreement) with a term that extends at least 3 years beyond the maturity date of the Hammons Hotel Portfolio Whole Loan at least 18 months prior to the expiration date of such franchise agreement or (ii) the implementation of a property improvement plan as a condition to entering a replacement franchise agreement or the extension of the existing franchise agreement (other than the capital expenditures related to the upfront reserves for the Renaissance by Marriott Phoenix/Glendale, AZ Property, the Courtyard by Marriott Dallas/Allen, TX Property and the Residence Inn by Marriott Kansas City, MO Property described under “—Escrows” above) and (b) ending at the date upon which (x) the borrowers deliver, among other things, a replacement franchise agreement or management agreement (or an extension or written commitment by the applicable franchisor of an existing franchise agreement) with a term that extends at least 3 years beyond the maturity date of the Hammons Hotel Portfolio Whole Loan, and (y) if a property improvement plan is required in connection with such replacement (or extension or written commitment), the earlier to occur of (A) such property improvement plan being completed to the satisfaction of the applicable franchisor, (B) the balance in the property improvement plan reserve account being greater than or equal to 100% of the estimated cost to complete such property improvement plan, or (C) the delivery to the lender of a letter of credit in an amount equal to 100% of the estimated cost to complete such property improvement plan.

■	Lockbox and Cash Management. The Hammons Hotel Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The Hammons Hotel Portfolio Loan documents require the borrowers to direct credit card companies to remit all credit card receivables directly to one or more lender-controlled lockbox accounts, and require that all cash revenues relating to the Hammons Hotel Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Hammons Hotel Portfolio Properties be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day that no Hammons Hotel Portfolio Trigger Period or event of default under the Hammons Hotel Portfolio Whole Loan is continuing, all funds in the lockbox accounts are required to be swept into one or more borrower-controlled operating accounts. On each business day during the continuance of a Hammons Hotel Portfolio Trigger Period or an event of default, all funds in the lockbox accounts are required to be swept into a lender-controlled cash management account and, at lender’s discretion during an event of default under the Hammons Hotel Portfolio Whole Loan, (a) be used to pay debt service, required reserves and operating expenses, and (b) for all remaining amounts, be reserved in (i) an excess cash flow reserve account during the continuance of a Hammons Hotel Portfolio Trigger Period (other than as described in clause (ii) below) or event of default or (ii) a property improvement plan reserve account during the continuance of a Hammons Hotel Portfolio Trigger Period caused by a Hammons Hotel Portfolio Franchise Trigger Period (up to a cap of 100% of the estimated cost to complete the property improvement plan, less amounts then on deposit).

During the continuance of an event of default under the Hammons Hotel Portfolio Whole Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Hammons Hotel Portfolio Whole Loan to amounts payable under the Hammons Hotel Portfolio Loan documents and/or toward the payment of expenses of the Hammons Hotel Portfolio Properties, in such order of priority as the lender may determine.

■	Property Management. The Hammons Hotel Portfolio Properties are managed by John Q. Hammons Hotels Management, LLC pursuant to a management agreement. Under the Hammons Hotel Portfolio Loan documents, the Hammons Hotel Portfolio Properties are required to remain managed by (i) John Q. Hammons Hotels Management, LLC, (ii) Winegardner & Hammons, Inc. and John Q. Hammons Accounting Services, LLC for certain financial and accounting services for the Hammons Hotel Portfolio Properties, while John Q. Hammons Hotels Management, LLC is the property manager for any Hammons Hotel Portfolio Property, (iii) any management company that is affiliated with the franchisor or licensor of a franchise, (iv) any reputable and experienced professional hotel management company meeting certain experience requirements under the Hammons Hotel Portfolio Loan documents that is approved by the applicable franchisor, or (v) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Hammons Hotel Portfolio Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Ground Leases and Space Lease. The borrower for the Embassy Suites Concord, NC Property is a tenant under a ground lease underlying the convention center at the Embassy Suites Concord, NC Property (the “Embassy Suites Concord Ground Lease”). The Embassy Suites Concord Ground Lease has an expiration date of December 9, 2059 (with three extension options through December 9, 2089). No ground rent is payable prior to November 21, 2022, at which time an annual ground lease payment of 0.25% of adjusted room sales for the previous calendar year (estimated to be approximately $27,188) will be due. The borrower for the Renaissance by Marriott Phoenix/Glendale, AZ Property is a tenant under a space lease for the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property. The space lease has an expiration date of January 29, 2063 (with two extension options through January 29, 2083). The annual lease payment under the space lease is currently $1,419,741, calculated based on a fixed component of $985,725 plus a variable component based on the trailing 12-month revenue generated from the parking garage and expo hall. The borrower for the Embassy Suites Huntsville, AL Property is a tenant under a ground lease for the hotel and parking garage at the Embassy Suites Huntsville, AL Property (the “Embassy Suites Huntsville Ground Lease”). The Embassy Suites Huntsville Ground Lease has a term through February 15, 2104, and an annual ground lease payment of $224,595.

■	Release of Collateral. Provided no monetary default or event of default under the Hammons Hotel Portfolio Whole Loan is then continuing, at any time prior to the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Whole Loan is deposited, the borrowers may obtain the release of one or more of the Hammons Hotel Portfolio Properties from the lien of the Hammons Hotel Portfolio Loan documents in connection with a bona fide third-party sale of such property or properties, subject to the satisfaction of certain conditions set forth in the Hammons Hotel Portfolio Loan documents, including among others: (i) prepayment in an amount equal to 115% of the allocated loan amount for each Hammons Hotel Portfolio Property being released and a prepayment fee equal to the greater of (a) a yield maintenance premium calculated based on the excess, if any, of the present values of the remaining scheduled principal and interest payments, over the outstanding principal balance of the Hammons Hotel Portfolio Whole Loan (calculated based on the portion being prepaid), and (b) 1% of the principal amount being prepaid; (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Hammons Hotel Portfolio Loan documents) for the remaining Hammons Hotel Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release; (iii) delivery of a Rating Agency Confirmation with respect to such partial release; and (iv) the satisfaction of certain REMIC requirements.

Provided no event of default under the Hammons Hotel Portfolio Whole Loan is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Whole Loan is deposited, the borrowers may obtain the release of one or more of the Hammons Hotel Portfolio Properties from the lien of the Hammons Hotel Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Hammons Hotel Portfolio Loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the lesser of (A) 115% of the allocated loan amount for each Hammons Hotel Portfolio Property being released and (B) the outstanding principal balance of the Hammons Hotel Portfolio Whole Loan, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Hammons Hotel Portfolio Loan documents) for the remaining Hammons Hotel Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release; (iii) delivery of a Rating Agency Confirmation with respect to such partial defeasance; and (iv) the satisfaction of certain REMIC requirements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Hammons Hotel Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Hammons Hotel Portfolio Whole Loan as described in the preceding sentence, but in that event the borrowers are not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Hammons Hotel Portfolio Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Hammons Hotel Portfolio Properties are separately allocated to the Hammons Hotel Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Deerfield Crossing

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Deerfield Crossing

Deerfield Crossing
5181 and 5191 Natorp Boulevard
Mason, OH 45040
Deerfield Towne Center
Mason
West Chester
Fairfield
South Lebanon
Kings Island
Maineville
Landen
Highpoint
Pleasant Run
Forest Fair Village
Springdale
Tri-County Mall
Forest Park
Glendale
Sharonville
Loveland
Greenhills
Blue Ash
Woodlawn
Evendale
UC Blue Ash College
Montgomery
Mt Healthy
Reading
Finneytown
Lincoln Heights
Amberley
Kenwood Towne Centre
Kenwood
White Oak East
Elmwood Place
Silverton
Indian Hill
Golf Manor
Madeira
St Bernard
Milford
Northside
Norwood
Terrace Park
Xavier University
Cincinnati
Oakley
University of Cincinnati
Hyde Park
Fairfax
Mariemont
Newtown
Dayton
Summerside
Bellevue
Municipal Airport
EastGate Mall
Eastgate Pavilion
Ludlow
Covington
Fort Thomas
Indianapolis
Dayton
Columbus
Cincinnati
INDIANA
OHIO
Louisville
Lexington
KENTUCKY
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Deerfield Crossing

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Mason, Ohio	Cut-off Date Principal Balance		$31,950,000
Property Type	Office	Cut-off Date Principal Balance per SF		$99.59
Size (SF)	320,802	Percentage of Initial Pool Balance		3.9%
Total Occupancy as of 8/1/2015	93.2%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 8/1/2015	93.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999, 2001 / NAP	Mortgage Rate		4.4990%
Appraised Value	$44,150,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	36

Underwritten Revenues	$6,684,156
Underwritten Expenses	$3,178,700	Escrows
Underwritten Net Operating Income (NOI)	$3,505,456		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,139,756	Taxes	$0	$0
Cut-off Date LTV Ratio	72.4%	Insurance	$0	$0
Maturity Date LTV Ratio	63.3%	Replacement Reserve	$0	$7,160
DSCR Based on Underwritten NOI / NCF	1.80x / 1.62x	TI/LC(2)	$0	$31,250
Debt Yield Based on Underwritten NOI / NCF	11.0% / 9.8%	Other(3)	$365,962	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,950,000	75.9%	Purchase Price	$41,500,000	98.6%
Principal’s New Cash Contribution	10,133,800	24.1	Reserves	365,962	0.9
			Closing Costs	217,838	0.5

Total Sources	$42,083,800	100.0%	Total Uses	$42,083,800	100.0%

(1)	The borrower sponsor for the Deerfield Crossing Loan is also the borrower sponsor for the Lake Forest Place Loan.

(2)	TI/LC reserve is capped at $1,500,000.

(3)	Other upfront reserves represent unfunded obligations of $365,962 for unfunded tenant improvements and free rent. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Deerfield Crossing Loan”) is evidenced by a note in the original principal amount of $31,950,000, secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Mason, Ohio (the “Deerfield Crossing Property”). The Deerfield Crossing Loan was originated by Goldman Sachs Mortgage Company on August 21, 2015 and represents approximately 3.9% of the Initial Pool Balance. The note evidencing the Deerfield Crossing Loan has a principal balance as of the Cut-off Date of $31,950,000 and an interest rate of 4.4990% per annum. The borrower utilized the proceeds of the Deerfield Crossing Loan to acquire the Deerfield Crossing Property, fund reserves and pay origination costs.

The Deerfield Crossing Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Deerfield Crossing Loan requires interest only payments on each due date through and including the due date in September 2018 and thereafter requires payments of interest and principal sufficient to amortize the Deerfield Crossing Loan over a 30-year amortization schedule. The scheduled maturity date of the Deerfield Crossing Loan is the due date in September 2025. Voluntary prepayment of the Deerfield Crossing Loan is prohibited prior to the due date in June 2025. Provided that no event of default under the Deerfield Crossing Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Deerfield Crossing Property is a 6-story, Class A office building located in the Mason/Montgomery submarket of Cincinnati, Ohio. The building is comprised of two wings (building A and building B) that are connected by an atrium. The building construction was completed in 2001 and contains net rentable area of 320,802 SF and 1,337 parking spaces (ratio of 4.17 spaces per 1,000 SF). The Deerfield Crossing Property is located on Natorp Boulevard between Wikens Boulevard and Mason Montgomery Road. The Deerfield Crossing Property is approximately one mile from Interstate 71. As of August 1, 2015, the Owned Occupancy and Total Occupancy were both 93.2%. The Deerfield Crossing Property is 49.9% occupied by Cengage Learning, Inc. (“Cengage”) with a lease term through July 2021. Cengage has been in occupancy at the Deerfield Crossing Property for 14 years. In addition, the Deerfield Crossing Property’s remaining space is leased to nine credit rated tenants, such as General Mills Sales, Inc., Pepsico, Inc. and Cisco Systems, accounting for approximately 25.9% of the net rentable area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the major tenants at the Deerfield Crossing Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/Moody’s/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Cengage Learning, Inc.	NR / NR / B	160,069	49.9%	$1,720,742	46.9%	$10.75	7/31/2021	2, 7-year options
General Mills Sales, Inc.	BBB+ / A3 / BBB+	18,717	5.8	244,631	6.7	13.07	11/30/2020	1, 5-year option
Pepsico, Inc.	A / A1 / A	14,609	4.6	199,532	5.4	13.66	2/28/2019	2, 5-year options
Cisco Systems(2)	NR / A1 / AA-	13,131	4.1	188,430	5.1	14.35	10/31/2020	1, 5-year option
Dassault Systems Simulia Corp	NR / NR / NR	11,949	3.7	175,750	4.8	14.71	9/30/2016	NA
Aerotek, Inc.	NR / NR / NR	10,257	3.2	158,505	4.3	15.45	9/15/2017	2, 5-year options
Duke Realty Services, LP(3)	NR / NR / BBB	10,271	3.2	140,283	3.8	13.66	5/31/2019	2, 5-year options
Clorox Sales Company	BBB+ / Baa1 / BBB+	8,740	2.7	124,075	3.4	14.20	9/30/2018	2, 5-year options
Coupons.com Incorporated(4)	NR/ NR / NR	8,404	2.6	120,053	3.3	14.29	11/27/2019	NA
Pinnacle Foods Group LLC	NR / NR / BB-	6,462	2.0	88,726	2.4	13.73	7/31/2020	2, 5-year options
Ten Largest Tenants		262,609	81.9%	$3,160,726	86.2%	$12.04
Remaining Tenants		36,473	11.4	507,814	13.8	13.92
Vacant		21,720	6.8	0	0.0	0.00
Total / Wtd. Avg. All Tenants		320,802	100.0%	$3,668,540	100.0%	$12.27

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Cisco Systems is permitted to surrender up to 25% of their continuous marketable space through their contraction option after the 38 month (9/30/2018) with six months’ notice and payment of a fee of $45,959 plus unamortized TI/LC.

(3)	Duke Realty Services, LP is permitted to reduce its space to 7,605 SF with three months’ notice.

(4)	Coupons.com Incorporated has the right to terminate its lease on 11/27/2017 with six months’ notice and payment of a termination fee of $67,132.

The following table presents the lease rollover schedule at the Deerfield Crossing Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	26,361	8.2	8.2%	371,394	10.1	14.09	4
2017	15,690	4.9	13.1%	233,754	6.4	14.90	3
2018	8,740	2.7	15.8%	124,075	3.4	14.20	1
2019	43,311	13.5	29.3%	601,696	16.4	13.89	6
2020	41,998	13.1	42.4%	575,078	15.7	13.69	4
2021	162,982	50.8	93.2%	1,762,543	48.0	10.81	2
2022	0	0.0	93.2%	0	0.0	0.00	0
2023	0	0.0	93.2%	0	0.0	0.00	0
2024	0	0.0	93.2%	0	0.0	0.00	0
2025	0	0.0	93.2%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	93.2%	0	0.0	0.00	0
Vacant	21,720	6.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	320,802	100.0%		$3,668,540	100.0%	$12.27	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Deerfield Crossing Property:

Historical Leased %(1)

2012	2013	2014
89.0%	91.8%	93.8%

(1)	As provided by the borrower and represents average occupancy as of December 31 for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Deerfield Crossing Property:

Cash Flow Analysis(1)

	2013	2014	TTM 7/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,309,876	$3,316,420	$3,454,357	$3,668,540	$11.44
Gross Up Vacancy	0	0	0	467,955	1.46
Total Rent	$3,309,876	$3,316,420	$3,454,357	$4,136,495	$12.89
Cengage Utility Reimbursement(3)	560,844	599,374	541,341	541,341	1.69
Total Reimbursables	2,113,534	2,429,207	2,507,328	2,541,688	7.92
Other Revenue	27,308	237,848	127,078	12,998	0.04
Vacancy & Credit Loss	(92,196)	0	0	(548,366)	(1.71)
Effective Gross Income	$5,919,366	$6,582,849	$6,630,103	$6,684,156	$20.84

Total Operating Expenses	$2,854,514	$3,064,818	$3,152,966	$3,178,700	$9.91

Net Operating Income	$3,064,852	$3,518,031	$3,477,137	$3,505,456	$10.93
TI/LC	0	0	0	279,780	0.87
Replacement Reserves	0	0	0	85,919	0.27
Net Cash Flow	$3,064,852	$3,518,031	$3,477,137	$3,139,756	$9.79

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of August 1, 2015 and contractual rent steps through December 31, 2016.

(3)	Cengage reimburses 100% ($541,341 - Trailing 12) of the electricity expense associated with their 22,000 SF mission critical data center located on the first floor of building B. This electricity expense is included in the building's total utility expense.

■	Appraisal. According to the appraisal, the Deerfield Crossing Property had an “as-is” appraised value of $44,150,000 as of August 3, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated July 20, 2015, there are no recognized environmental conditions or recommendations for further action at the Deerfield Crossing Property.

■	Market Overview and Competition. The Deerfield Crossing Property is located 20 miles northeast of downtown Cincinnati, Ohio within the Mason/Montgomery submarket. The Deerfield Crossing Property is located along Natorp Boulevard and is approximately one mile from Interstate 71, which serves as north south thoroughfare for Cincinnati, Ohio. The immediate surrounding area consists of other office buildings and commercial development as well as residential neighborhoods. According to a market research report, the Mason/Montgomery submarket included 3,300,000 SF of office space.

The appraisal identified a competitive set of six office buildings located within five miles of the Deerfield Crossing Property. These six properties range in size from approximately 100,000 SF to 162,000 SF and represent a total of 720,310 SF. Currently these properties are demonstrating a weighted average occupancy rate of 91.5%. The appraisal concluded an estimated market rent of $13.75-$14.25 per SF triple net and concluded market occupancy 92.0%.

The following table presents certain information relating to the primary competition for the Deerfield Crossing Property:

Office Lease Comparables(1)

	Kemper Pointe	Summit Woods III	Summit Woods IV	Pfeiffer Place	Pfeiffer Woods	Hawthorne Center
Year Built	2005	2006	2015	2001	1999	2001
Total GLA	100,000	106,000	105,723	161,629	112,000	134,958
Total Occupancy	84%	98%	Lease-Up	86%	89%	100%
Quoted Rent Rate per SF	$13.00	$13.00	$13.00	$14.00	$14.50	$13.00
Expense Basis	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Borrower. The borrower is GS-A Deerfield Crossing Owner LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Deerfield Crossing Loan. The non-recourse carveout guarantor under the Deerfield Crossing Loan is Blue Ash Deerfield Holdings LLC, a direct owner of the borrower.

Blue Ash Deerfield Holdings LLC, an indirect wholly-owned subsidiary of Apollo U.S. Real Estate Fund II L.P. (affiliate of Apollo Global Management, LLC) was formed to indirectly acquire a six property portfolio, including the Lake Forest Place Loan. Apollo Global Management, LLC ("Apollo") is a global alternative investment manager with assets under management of approximately $162 billion as of June 30, 2015 in private equity, credit, and real estate funds. Apollo's global real estate investment portfolio has assets under management of approximately $10.6 billion as of June 30, 2015.

■	Escrows. On the origination date, the borrower funded an unfunded obligations reserve of $365,962, relating to free rent for Cisco Systems ($30,639), Clorox Sales Company ($10,087) and Shade Law Group ($2,913) and tenant improvement obligations for Cisco Systems ($249,883), Coupons.com Incorporated ($9,243), Pepsico, Inc. ($21,639), Pinnacle Foods Group LLC ($12,427), and Shade Law Group ($29,130).

On each due date, the borrower is required to fund: (i) during the continuance of an event of default under the Deerfield Crossing Loan, a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) a tenant improvements and leasing commissions reserve in the amount of $31,250, capped at $1,500,000 and (iii) capital expenditure reserve in the amount of $7,160.

■	Lockbox and Cash Management. The Deerfield Crossing Loan is structured with a hard lockbox and springing cash management. The Deerfield Crossing Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Deerfield Crossing Property and all other money received by the borrower or the property manager with respect to the Deerfield Crossing Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the second business day following receipt. For so long as no Deerfield Crossing Trigger Period, Specified Tenant Collection Period or event of default under the Deerfield Crossing Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Deerfield Crossing Trigger Period, Specified Tenant Collection Period or event of default under the Deerfield Crossing Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a Deerfield Crossing Trigger Period, Specified Tenant Collection Period or, at the lender’s discretion, during an event of default under the Deerfield Crossing Loan, the Deerfield Crossing Loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, be reserved in an excess cash flow reserve account as additional collateral.

A “Deerfield Crossing Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Deerfield Crossing Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.25x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is equal to or greater than 1.25x and (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Deerfield Crossing Trigger Period is ongoing.

A “Specified Tenant Collection Period” means each of the following: (1) each period that commences when Cengage Learning, Inc. or a replacement tenant under a lease covering at least 80% of such space defaults in the payment of rent (after the expiration of any applicable cure period set forth in the related lease) or files for bankruptcy protection, and terminates when such default is cured and such tenant is paying full rent under the terms of its lease, in the case of a default, or the related lease is assumed in bankruptcy, in the case of a bankruptcy, or otherwise when the Specified Tenant Reletting Percentage exceeds 80%; and (2) the period that commences on the 18th due date prior to the expiration of the lease with Cengage Learning, Inc. or a replacement tenant covering at least 80% of such space, if the term of the related lease has not already been extended by at least three years, and terminates when the term of the related lease is extended by at least three years, or after 18 due dates have elapsed, or otherwise when the space previously let by Cengage Learning Inc., that has been re-let to one or more replacement tenants pursuant to market-term leases that are approved by the lender and are in occupancy exceeds 80%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Property Management. The Deerfield Crossing Property is currently managed by Lincoln Property Company Commercial, Inc. Under the related loan documents, the Deerfield Crossing Property is required to remain managed by any management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Deerfield Crossing Loan, (ii) upon the occurrence of a material default by the property manager, (iii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. The borrower may obtain the release of a vacant, non-income producing and unimproved parcel in connection with the conveyance of such parcels to one or more third parties that are not owned or controlled by the borrower, subject to certain conditions including among others: (i) no event of default continuing under the Deerfield Crossing Loan, (ii) delivery of a REMIC opinion and (iii) the borrower enters into a “no poaching” agreement in form and substance reasonably satisfactory to the lender between the borrower and the transferee of the parcel with respect to tenants under leases at the Deerfield Crossing Property, to which the lender is a third party beneficiary.

■	Mezzanine or Secured Subordinate Indebtedness. Beginning on August 21, 2018, the Deerfield Crossing Loan documents permit future mezzanine financing, subject to satisfaction of certain conditions set forth in the Deerfield Crossing Loan documents, including among others (i) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender and any Rating Agency, (ii) the mezzanine loan together with the Deerfield Crossing Loan has a combined loan-to-value ratio (as calculated under the Deerfield Crossing Loan documents) of no greater than 75%, (iii) the debt service coverage ratio (as calculated under the Deerfield Crossing Loan documents and taking into account the mezzanine loan and the Deerfield Crossing Loan) is at least 1.25x, (iv) such future mezzanine debt is required to be either coterminous with the Deerfield Crossing Loan or freely prepayable from and after the maturity date and (v) receipt of a Rating Agency Confirmation.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Deerfield Crossing Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Deerfield Crossing Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Deerfield Crossing Property are separately allocated to the Deerfield Crossing Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CLOVER RIDGE EAST

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CLOVER RIDGE EAST

Clover Ridge East
1445 East Evergreen Drive
Palatine, IL 60074
Chicago
Lake Michigan
Mundelein
Vernon Hills
Mettawa
Lake Zurich
Kildeer
Long Grove
Lincolnshire
Deer Park
Barrington
Palatine
Wheeling
Inverness
Arlington Heights
Prospect Heights
South Barrington
Mt Prospect
Schaumburg
Des Plaines
Itasca
Elk Grove Village
Roselle
Chicago Executive Airport
Chicago O'Hare International Airport (ORD)
Town and Country Mall
Arlington International Racecourse
Harper College
Randhurst Shopping Center
US Army Reserve Center
Woodfield Village Green
Oakton Community College -Des Plaines
Trinity International University
University of St Mary of the Lake
Westfield Hawthorn
Deer Grove Center
Deer Park Town Center
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	Palatine, Illinois	Cut-off Date Principal Balance		$31,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$114,130.43
Size (Units)	276	Percentage of Initial Pool Balance		3.8%
Total Occupancy as of 10/22/2015	96.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/22/2015	96.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1986 / 2008-2011	Mortgage Rate		4.8620%
Appraised Value	$42,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60

Underwritten Revenues	$4,144,038
Underwritten Expenses	$1,630,017
Underwritten Net Operating Income (NOI)	$2,514,020	Escrows
Underwritten Net Cash Flow (NCF)	$2,428,673		Upfront	Monthly
Cut-off Date LTV Ratio	75.0%	Taxes	$262,500	$43,750
Maturity Date LTV Ratio	69.0%	Insurance	$58,415	$5,078
DSCR Based on Underwritten NOI / NCF(1)	1.26x / 1.22x	Replacement Reserves	$0	$7,112
Debt Yield Based on Underwritten NOI / NCF	8.0% / 7.7%	Other(2)	$16,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,500,000	75.1%	Purchase Price	$41,500,000	98.9%
Principal’s New Cash Contribution	10,463,860	24.9	Reserves	337,040	0.8
			Closing Costs	126,820	0.3
Total Sources	$41,963,860	100.0%	Total Uses	$41,963,860	100.0%

(1)	Based on amortizing debt service payments. Based on the current interest only payments, the DSCR based on Underwritten NOI and Underwritten NCF are 1.62x and 1.56x, respectively.
(2)	Other upfront reserve represents a deferred maintenance reserve of $16,125. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Clover Ridge East Loan”) is evidenced by a promissory note in the original principal amount of $31,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in one multifamily property, comprised of 276 units located in Palatine, Illinois (the “Clover Ridge East Property”). The Clover Ridge East Loan was originated by Cantor Commercial Real Estate Lending, L.P. on October 27, 2015. The Clover Ridge East Loan represents approximately 3.8% of the Initial Pool Balance. The note evidencing the Clover Ridge East Loan has an outstanding principal balance as of the Cut-off Date of $31,500,000 and an interest rate of 4.8620% per annum. The borrower utilized the proceeds of the Clover Ridge East Loan and equity to acquire the Clover Ridge East Property.
The Clover Ridge East Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Clover Ridge East Loan requires interest only payments on each due date through and including the due date in November 2020, after which it requires monthly payments of interest and principal sufficient to amortize the Clover Ridge East Loan over a 30-year amortization schedule. The scheduled maturity date is the due date in November 2025. Voluntary prepayment of the Clover Ridge East Loan is permitted on or after August 6, 2025 without payment of any prepayment premium. Defeasance with certain direct non-callable obligations of the United States of America is permitted at any time on or after 2 years from the closing date of the securitization.
■	The Mortgaged Property. The Clover Ridge East Property is a garden style multifamily property, located at 1445 East Evergreen Drive in Palatine, Illinois. The Clover Ridge East Property consists of 276 units, across 14 one to three-story buildings in addition to a club house and two maintenance buildings. The property was built in 1986 and was renovated from 2008 to 2011. The prior owner invested $6.45 million in capital projects at the Clover Ridge East Property since 2002, including approximately $3.30 million for unit renovations in 2011. Unit amenities at the Clover Ridge East Property include full-size stacked and side-by-side washers and dryers, granite countertops, under-mount dual sinks, and stainless steel appliances. All units also include a balcony or patio. The Clover Ridge East Property also includes a party room with kitchenette, business center, fitness center, sauna, locker rooms and a heated outdoor pool. As of October 2015, Total Occupancy and Owned Occupancy for the Clover Ridge Property were both 96.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the units and rent at the Clover Ridge East Property:

Unit Mix %(1)

Unit Type	# of Units	Average SF per Unit	Monthly(2) Market Rent Per Unit	Monthly Actual Rent per Unit	Underwritten Monthly Rent per Unit	Underwritten Rent
Ashbury- 1 Bed/1 Bath	92	792	$1,158	$1,167	$1,167	$1,288,721
Berkshire- 1 Bed/1 Bath + Den	46	914	1,273	1,290	1,290	711,892
Compton- 2 Bed/1 Bath	138	895	1,269	1,281	1,281	2,121,955
Total / Wtd. Avg.	276	864	$1,233	$1,245	$1,245	$4,122,569

(1)	Based on rent roll dated October 22, 2015
(2)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Clover Ridge East Property:

Historical Leased %(1)

2012	2013	2014
94.9%	95.6%	96.2%

(1)	As provided by the borrower and represents occupancy as of December 31 of each respective year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Clover Ridge East Property:

Cash Flow Analysis

	2012	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per Unit
Base Rent(1)	$3,657,647	$3,785,807	$3,855,220	$3,961,417	$3,955,966	$14,333
Gross Up Vacancy	0	0	0	0	166,603	604
Gross Potential Rent	$3,657,647	$3,785,807	$3,855,220	$3,961,417	$4,122,569	$14,937
Vacancy, Credit Loss & Concessions(2)	(249,020)	(218,436)	(186,715)	(192,272)	(251,477)	(911)
Total Rent Revenue	$3,408,627	$3,567,371	$3,668,504	$3,769,145	$3,871,092	$14,026
Other Revenue(3)	248,359	253,654	234,845	305,323	272,946	989
Effective Gross Income	$3,656,986	$3,821,025	$3,903,349	$4,074,468	$4,144,038	$15,015

Total Operating Expenses	$1,538,513	$1,595,122	$1,651,901	$1,647,540	$1,630,017	$5,906
Net Operating Income	$2,118,473	$2,225,902	$2,251,448	$2,426,928	$2,514,020	$9,109
Replacement Reserves	0	0	0	0	85,348	309
Net Cash Flow	$2,118,473	$2,225,902	$2,251,448	$2,426,928	$2,428,673	$8,800

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Vacancy, Credit Loss & Concessions represent 6.1% of Underwritten Gross Potential Rent. As of October 22, 2015, the Clover Ridge East Property was 4.0% physically vacant. The appraiser concluded a vacancy and credit loss of 4.0%.
(3)	Other revenue includes fees and other miscellaneous items.
■	Appraisal. According to the appraisal, the Clover Ridge East Property had an “as-is” appraised value of $42,000,000 as of September 16, 2015.
■	Environmental Matters. According to the Phase I environmental site assessment, dated October 26, 2015, there are no recognized environmental conditions or recommendations for further action at the Clover Ridge East Property other than the development and implementation of an operation and maintenance plan for asbestos, which is currently in place.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CLOVER RIDGE EAST

■	Market Overview and Competition. The Clover Ridge East Property is located in the suburban city of Palatine, Illinois, approximately 30 miles from the central business district of Chicago and approximately 15 miles from O’Hare International Airport. In 2013, Palatine was ranked number nine in Movoto Real Estate’s Best Cities in Illinois report, and Palatine’s population has grown approximately 3.1% since 2010, with an estimated household income of $94,698.

The Clover Ridge East Property is also located near employers, including The Allstate Corporation, W.W. Grainger, Inc. and Discover Financial Services, Inc. Additionally, the Clover Ridge East Property is located 0.25 miles from Route 53, a highway which converts into Interstate 290 several miles to the south. Four miles south of the Clover Ridge East Property, is Schaumburg’s Woodfield Mall, office complexes and Interstate 90, which runs southeast to O’Hare International Airport and downtown Chicago. Palatine residents also benefit from the Chicago Metra rail transit system, which provides access to the downtown area. Both the Palatine and Arlington Park stations are less than 2.5 miles from the Clover Ridge East Property.

The appraiser concluded that the Clover Ridge East Property is considered a Class B multifamily property. As of the second quarter of 2015, Class B product in the Palatine submarket indicated a 3.6% vacancy rate and a monthly asking rent of $1,255 per month for all construction vintages.

The following table presents certain information relating to the market occupancies and market vacancies for the Clover Ridge East Property:

Competitive Set(1)

	Clover Ridge East	Williams Reserve	Arrowhead Apartments	Bourbon Square of Palatine	Arbor Lakes	Village Park at Palatine

Location	Palatine, IL	Palatine, IL	Palatine, IL	Palatine, IL	Arlington Heights, IL	Palatine, IL
Distance From Subject	NAP	0.5 Miles	2.0 Miles	2.1 Miles	2.9 Miles	3.7 Miles
Year Built / Renovated	1986/2008-2011	1979	1976	1986	1986	1979/2007
Number of Units	276	320	200	612	379	448
Occupancy	96%(2)	96%	98%	94%	97%	96%

(1)	Source: Appraisal
(2)	Per Borrower

■	The Borrower. The borrower is Clover Ridge Associates LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Clover Ridge East Loan. Alan J. Hayman and Andrew Hayman are the non-recourse carveout guarantors under the Clover Ridge East Loan.

Alan J. Hayman and Andrew Hayman are the CEO and President, respectively, of the Hayman Company, an affiliate of the borrower. Founded in 1965, the Hayman Company is headquartered in Detroit, Michigan with over 450 employees nationwide. The Hayman Company’s investment and management portfolio includes multifamily, office/flex, retail and industrial properties located in 24 states. In particular, the Hayman Company’s portfolio features over 40,000 apartment units and 16 million SF of commercial real estate.
■	Escrows. On the origination date, the borrower funded: (i) a tax reserve of $262,500, (ii) an insurance premium reserve of $58,415 and (iii) a deferred maintenance reserve of $16,125.
On each due date, the borrower is required to fund the following reserves with respect to the Clover Ridge East Loan: (i) a real estate tax reserve in the amount of one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes over the succeeding twelve month period, which currently equates to $43,750; (ii) an insurance reserve in the amount of one-twelfth of the amount the lender reasonably estimates will be necessary to pay insurance premiums over the succeeding twelve month period, which currently equates to $5,078 and (iii) a replacement reserve monthly deposit in an amount equal to $7,112 ($309 per unit annually).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Lockbox and Cash Management. The Clover Ridge East Loan is structured with a springing soft lockbox and springing cash management. The Clover Ridge East Loan documents require that, upon the commencement of a Clover Ridge East Cash Management Period, the borrower is required to establish and maintain a lockbox account for the sole benefit of the lender. During a Clover Ridge East Cash Management Period, the Clover Ridge East Loan documents require that all rents received by the borrower or the property manager are required to be deposited into a lender-controlled lockbox account within one business day after receipt. On each due date during the continuance of a Clover Ridge East Cash Management Period, the Clover Ridge East Loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses be remitted to a borrower account unless an event of default has occurred in which case all remaining amounts will be reserved in an excess cash flow reserve as additional collateral. During the continuance of an event of default, funds on deposit in the cash management account may be applied by the lender in such order and priority as it determines in its sole discretion.

A “Clover Ridge East Cash Management Period” means any period commencing upon (i) any occurrence of any event of default or (ii) the failure by Borrower, after the end of two consecutive calendar quarters, to maintain a debt service coverage ratio (as calculated under the related loan documents) of at least 1.10x.

■	Property Management. The Clover Ridge East Property is currently managed by The Hayman Company, an affiliate of the borrower. Under the Clover Ridge East Loan documents, the Clover Ridge East Property may not be managed by any other party, other than a management company approved by the lender, which approval may be conditioned on the receipt of a Rating Agency Confirmation. Upon the occurrence of (i) an event of default under the Clover Ridge East Loan, (ii) certain material defaults by the property manager under the management agreement beyond any applicable cure period, (iii) the filing of a bankruptcy petition or a similar event with respect to the property manager or (iv) the change in 50% or more of the direct or indirect ownership interest in or control of manager has changed, the lender may require the borrower to replace the property manager with a new property manager approved by the lender, which approval may be conditioned on the receipt of a Rating Agency Confirmation.
■	Mezzanine or Subordinate Indebtedness. Not permitted.
■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, so long as the lender determines that either (i) prudent owners of real estate comparable to the Clover Ridge East Property are maintaining such insurance, or (ii) prudent institutional lenders to such owners are requiring that such owners maintain such insurance, in an amount equal to the full replacement cost of the Clover Ridge East Property, plus 18 months of business interruption coverage. The all-risk policy including terrorism insurance is required to contain a deductible that is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

EDGEWATER CROSSING APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

EDGEWATER CROSSING APARTMENTS

NORTHWEST FLORIDA BEACHES INTERNATIONAL AIRPORT
Vicksburg
Gulf Coast State College North Bay Campus
Kirkland Manor
West Bay
Southport
Brandi Pines
West Bay
Panama Country Club
POINT HAVENWOOD
THE MEADOWS AND THE POINTE
PALMETTO TRACE
Pier Park
North Bay
Lynn Haven
Lynn Haven Shopping Cente
Edgewater Crossing Apartments
204 Potters Bluff Drive
Panama City Beach, FL 32407
Panama City Beach
Panama City
Pretty Bayou
DOLPHIN BAY
Shipwreck Island Water Park
Hombre Golf Club
DOWNTOWN PANAMA CITY
Panama City Square
Gilberg's Plaza
Gulf Coast State College
Panama City Mall
Upper Grand Lagoon
Panama Plaza
BONEFISH POINTE
LITTLE WOOD
BAYOU PLAT
Select Specialty Hospital - Panama City
BILTMORE BEACH
Bay Point Resort Golf Club
Springfield
Cove Shopping Center
Hickory Plaza
Gulf of Mexico
St Andrews State Park
Parker
Southwood Shopping Center
St Andrews State Recreation Area
East Bay
ALABAMA
GEORGIA
Jacksonville
Tallahassee
Panama City
Atlantic Ocean
Gainesville
Daytona Beach
Orlando
Tampa
Palm Bay
St Petersburg
FLORIDA
Port St Lucie
Gulf of Mexico
Fort Myers
Fort Lauderdale
Naples
Miami
Key West
CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Panama City Beach, Florida	Cut-off Date Principal Balance		$31,200,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$117,293.23
Size (Units)	266	Percentage of Initial Pool Balance		3.8%
Total Occupancy as of 8/24/2015	95.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/24/2015	95.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate		4.5690%
Appraised Value	$42,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60

Underwritten Revenues	$4,269,800
Underwritten Expenses	$1,519,047	Escrows
Underwritten Net Operating Income (NOI)	$2,750,753		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,694,893	Taxes	$136,032	$17,004
Cut-off Date LTV Ratio	74.3%	Insurance	$27,091	$9,307
Maturity Date LTV Ratio	68.1%	Replacement Reserves	$0	$5,542
DSCR Based on Underwritten NOI / NCF	1.44x / 1.41x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.8% / 8.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,200,000	99.6%	Loan Payoff	$30,424,688	97.1%
Principal’s New Cash Contribution	128,646	0.4	Closing Costs	740,836	2.4
			Reserves	163,123	0.5
Total Sources	$31,328,646	100.0%	Total Uses	$31,328,646	100.0%

■	The Mortgage Loan. The mortgage loan (the “Edgewater Crossing Apartments Loan”) is evidenced by a note in the original principal amount of $31,200,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a multifamily property located in Panama City Beach, Florida (the “Edgewater Crossing Apartments Property”). The Edgewater Crossing Apartments Loan was originated by GS Commercial Real Estate LP on October 2, 2015 and represents approximately 3.8% of the Initial Pool Balance. The note evidencing the Edgewater Crossing Apartments Loan has an outstanding principal balance as of the Cut-off Date of $31,200,000 and an interest rate of 4.5690% per annum. The borrower utilized the proceeds of the Edgewater Crossing Apartments Loan to refinance existing debt on the Edgewater Crossing Apartments Property, fund reserves and pay origination costs.

The Edgewater Crossing Apartments Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Edgewater Crossing Apartments Loan requires interest only payments on each due date through and including the due date in October 2020 and thereafter requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Edgewater Crossing Apartments Loan is the due date in October 2025. Voluntary prepayment of the Edgewater Crossing Apartments Loan is prohibited prior to the due date in July 2025. Provided that no event of default under the Edgewater Crossing Apartments Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Edgewater Crossings Apartments Property is a 266-unit garden style apartment community located in Panama City Beach, Florida. The Edgewater Crossings Apartments Property was built from 2013 until September 2014. The Edgewater Crossings Apartments Property is a gated community that features amenities including a resort-style zero walk-in pool with waterfalls, fitness center, business center, as well as access to the 27-hole Hombre Golf Course located in Panama City Beach. The Edgewater Crossings Apartments Property offers 1, 2, 3 and 4-bedroom floor plans with private patios/balconies. The Edgewater Crossings Apartments Property has been at or above 95.0% occupancy since June 2015 and as of August 24, 2015, Total Occupancy and Owned Occupancy were both 95.1%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the units and rent at the Edgewater Crossings Apartments Property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent	Underwritten Rent
1 bed / 1 bath	14	9,492	678	$943	$943	$158,411
1 bed / 1 bath	18	15,714	873	$1,008	$1,008	217,799
1 bed / 1 bath	18	16,884	938	$1,049	$1,049	226,621
2 bed / 2 bath	24	27,168	1,132	$1,250	$1,250	359,940
2 bed / 2 bath	24	28,776	1,199	$1,273	$1,273	366,480
2 bed / 2 bath	40	45,680	1,142	$1,268	$1,268	608,616
2 bed / 2 bath	40	55,680	1,392	$1,354	$1,354	649,786
2 bed / 2 bath	18	20,646	1,147	$1,345	$1,345	290,587
2 bed / 2 bath	6	8,250	1,375	$1,410	$1,410	101,520
3 bed / 2 bath	28	37,716	1,347	$1,423	$1,423	478,199
3 bed / 2 bath	28	37,716	1,347	$1,421	$1,421	477,506
3 bed / 2 bath	6	7,854	1,309	$1,494	$1,494	107,580
4 bed / 3 bath	2	5,286	2,643	$2,200	$2,200	52,800
Total / Wtd. Avg.	266	316,862	1,191	$1,283	$1,283	$4,095,844

(1)	Source: Appraisal.
(2)	As provided by the borrower per the underwritten rent roll dated August 24, 2015.

The following table presents certain information relating to historical leasing at the Edgewater Crossings Apartments Property:

Historical Leased %(1)

2013	2014
NA	49.3%

(1)	As provided by the borrower. The Edgewater Crossing Apartments Property completed construction in September 2014.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Edgewater Crossings Apartments Property:

Cash Flow Analysis(1)

	T-3 8/31/2015 Annualized	Underwritten	Underwritten $ per Unit
Base Rent	$4,131,684	$4,095,844	$15,398
Vacancy, Credit Loss and Concessions	(396,020)	(217,992)	(820)
Non-Revenue Units	0	(15,420)	(58)
Total Rent Revenue	$3,735,664	$3,862,432	$14,520
Other Revenue(2)	471,316	407,368	1,531
Effective Gross Income	$4,206,980	$4,269,800	$16,052

Total Operating Expenses	$1,591,500	$1,519,047	$5,711

Net Operating Income	$2,615,480	$2,750,753	$10,341
Replacement Reserves	0	55,860	210
Net Cash Flow	$2,615,480	$2,694,893	$10,131

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other Revenue includes laundry, parking, reimbursements, storage and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Appraisal. According to the appraisal, the Edgewater Crossing Apartments Property had an “as-is” appraised value of $42,000,000 as of August 28, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated September 11, 2015, there are no recognized environmental conditions or recommendations for further action at the Edgewater Crossing Apartments Property.

■	Market Overview and Competition. The Edgewater Crossings Apartments Property is located in the city of Panama City Beach, Florida. Panama City Beach is located in the northwest portion of Florida on the Gulf of Mexico. The Edgewater Crossings Apartments Property is located in the Panama City-Lynn Haven submarket. Access to the Edgewater Crossings Apartments Property neighborhood is provided by Florida State Road 30 and Highway 98. The Panama City-Lynn Haven, Florida metropolitan statistical area unemployment rate as of 2014 was 6.2%, down from the 7.2% level reported as of 2013 and the 8.6% value in 2012. The Edgewater Crossings Apartments Property is close to neighborhood and regional shopping and is within one mile to the public beaches along the Gulf of Mexico.

The 2014 population in Panama City, Florida metropolitan area was 185,669, with an estimated average household income of $44,486 for 2014. The estimated 2019 population within a five-mile radius of the property is 28,771 with an estimated average household income in 2014 of $61,994. For one-bedroom apartments within the Panama City metro area, average second quarter 2015 asking rents, as reported by a market research report, were $711. One-bedroom units within the Edgewater Crossing Apartments Property’s competitive set averaged $941 per month. For two-bedroom apartments within the Panama City metro area, average second quarter 2015 asking rents, as reported in a market research report, were $880. Two-bedroom units within the Edgewater Crossing Apartments Property’s competitive set averaged $1,101 per month. For three-bedroom apartments within the Panama City metro area, average second quarter 2015 asking rents, as reported in a market research report were $1,094. Three-bedroom units within the Edgewater Crossing Apartments Property’s competitive set averaged $1,306 per month. Average second quarter 2015 asking rents, as reported by a market research report, were up 1.9% for the quarter as well as up 1.1% for the year.

The following table presents certain information relating to the primary competition for the Edgewater Crossings Apartments Property:

Competitive Set(1)

	Edgewater Crossings Apartments	Laketown Wharf	The Retreat at PCB	Ashley at Breakfast Point	Cabana West Apartments	The Club at Panama Beach
City	Panama City Beach, FL	Panama City Beach, FL	Panama City Beach, FL	Panama City Beach, FL	Panama City Beach, FL	Panama City Beach, FL
Occupancy	95.1%	90.0%	95.0%	93.1%	94.0%	96.1%
Units	266	400	360	360	268	254
Year Built	2014	2006	2008	2007	2007	1998

(1)	Source: Appraisal.

■	The Borrower. The borrower is Edgewater Crossings, Ltd., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Edgewater Crossing Apartments Loan. The non-recourse carveout guarantors under the Edgewater Crossing Apartments Loan are J. Wallace Nall, Jr., Wesley L. Burnham, Jr., J. Wallace Nall, III, Paul M. Whatley, Jr. and Robert D. Reich, Jr., indirect owners of the borrower.

The non-recourse carveout guarantors are the original developers of the Edgewater Crossings Apartments Property and they have held a commercial presence in the Panama City Beach market since 1969. The borrower sponsors completed development of their first condominium project in the early 1970s. Currently, in addition to the Edgewater Crossing Apartments Property, the borrower sponsors own or manage 10 short-term condominium rental properties known as Resort Collection of Panama City Beach as well as a championship 27-hole golf facility known as Hombre Golf Course. The borrower sponsors are based in Birmingham, Alabama.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in the amount of $136,032 and (ii) an insurance reserve in the amount of $27,091. On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period and (ii) a capital expenditure reserve equal to $5,542.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Lockbox and Cash Management. None. The borrower is required to maintain an operating account into which all revenue related to the Edgewater Crossing Apartments Property and all other money received by the borrower or the property manager with respect to the Edgewater Crossing Apartments Property (other than tenant security deposits required to be held in escrow accounts) are required to be deposited by the end of the first business day following the borrower or property manager’s receipt thereof. The borrower is required to deliver to the lender each month the monthly bank statement related to the operating account. Upon the occurrence and continuance of an event of default under the Edgewater Crossing Apartments Loan or an Edgewater Crossing Apartments Trigger Period, the borrower will be required to deposit all excess cash flow into an excess cash flow reserve account. Provided that no event of default under the Edgewater Crossing Apartments Loan is then continuing, the lender will release to the operating account all amounts then contained in the excess cash flow reserve account on the first due date after the borrower delivers to the lender evidence reasonably satisfactory to the lender that no Edgewater Crossing Apartments Trigger Period is then continuing.

An “Edgewater Crossing Apartments Trigger Period” means the period (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which net operating income (as calculated pursuant to the related loan documents) is less than $2,244,000, and ending at the conclusion of the second consecutive fiscal quarter for which net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is greater than $2,244,000 or (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such financial reports are delivered and they indicate that no trigger period under clause (i) above has commenced and is continuing.

■	Property Management. The Edgewater Crossing Apartments Property is managed by Pegasus Residential LLC pursuant to a management agreement. Under the related loan documents, the Edgewater Crossing Apartments Property is required to be managed by Pegasus Residential LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, a property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Edgewater Crossing Apartments Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by a property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if a property manager files for, or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for a property manager’s assets or a property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Edgewater Crossing Apartments Property (plus rental loss and/or business interruption coverage for the 18 month period from the date of any casualty and containing an extended period of indemnity endorsement covering the 12 month period commencing on the date on which the Edgewater Crossing Apartments Property has been restored). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Edgewater Crossing Apartments Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance will not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Edgewater Crossing Apartments Property are separately allocated to the Edgewater Crossing Apartments Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

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CARTIFACT
Indianapolis
Columbus
PA
Philadelphia
NJ
OH
MD
Baltimore
IL
IN
Cincinnati
Kansas City
St Louis
Washington DC
DE
MO
Louisville
WV
KS
VA
KY
Richmond
Tulsa
Knoxville
Nashville
TN
Durham
OK
AR
Memphis
Charlotte
NC
Chattanooga
Little Rock
Columbia
Atlanta
SC
Birmingham
MS
Macon
AL
Shreveport
Charleston
Jackson
Montgomery
GA
TX
Savannah
LA
Atlantic Ocean
Mobile
Jacksonville
Houston
Lafayette
Tallahassee
New Orleans
FL
Orlando
Tampa
Gulf of Mexico

GSA Portfolio

#	Property Name	Address	City/State	Zip Code
1	Mobile	550 Government Street	Mobile, AL	36602
2	Savannah	8 Southern Oaks Court	Savannah, GA	31405
3	Covington	10155 Eagle Drive	Covington, GA	30014
4	Nashville	120 Athens Way	Nashville, TN	37228
5	Memphis - Midtown	1330 Monroe Avenue	Memphis, TN	38104
6	Atlanta	1699 Phoenix Parkway	College Park, GA	30349
7	Tallahassee	1961 Quail Grove Lane	Tallahassee, FL	32311
8	Elizabethtown	591 Westport Road	Elizabethtown, KY	42701
9	Greenville	2805 South Charles Boulevard	Greenville, NC	27858
10	Birmingham	1972 Gadsden Highway	Birmingham, AL	35235
11	Paducah	4730 Village Square Drive	Paducah, KY	42001
12	Little Rock	1520 Riverfront Drive	Little Rock, AR	72202
13	Huntsville	4970 Research Drive Northwest	Huntsville, AL	35805
14	Columbus	3577 Bluecutt Road	Columbus, MS	39705
15	Memphis - North	3602 Austin Peay Highway	Memphis, TN	38128
16	Frankfort	140 Flynn Avenue	Frankfort, KY	40601
17	Henderson	858 South Beckford Drive	Henderson, NC	27536
18	Gadsden	204 Enterprise Drive	Gadsden, AL	35904
19	Bessemer	5475 Academy Way	Bessemer, AL	35022
20	Richmond	1060 Gibson Bay Drive	Richmond, KY	40475
21	Tullahoma	717 Kings Lane	Tullahoma, TN	37388
22	Fairhope	101 Courthouse Drive	Fairhope, AL	36532
23	Lawrenceburg	109 East Taylor Street	Lawrenceburg, TN	38464
24	Moss Point	6000 Highway 63	Moss Point, MS	39563

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	24	Loan Seller		GSMC
Location (City/State)	Various, Various	Cut-off Date Principal Balance(2)		$27,384,375
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$133.82
Size (SF)	409,258	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 10/1/2015	91.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/1/2015	91.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001-2013 / NAP	Mortgage Rate		4.9060%
Appraised Value	$73,025,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12

Underwritten Revenues	$8,236,348
Underwritten Expenses	$3,058,707	Escrows
Underwritten Net Operating Income (NOI)	$5,177,641		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,718,236	Taxes	$151,195	$60,697
Cut-off Date LTV Ratio(1)	75.0%	Insurance	$66,863	$13,546
Maturity Date LTV Ratio(1)	63.1%	Replacement Reserve(4)	$0	$13,382
DSCR Based on Underwritten NOI / NCF(1)	1.48x / 1.35x	TI/LC(5)	$0	$34,105
Debt Yield Based on Underwritten NOI / NCF(1)	9.5% / 8.6%	Other(6)	$572,966	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$54,768,750	98.5%	Loan Payoff	$53,032,333	95.4%
Principal’s New Cash Contribution	811,256	1.5%	Closing Costs	1,756,648	3.2%
			Reserves	791,025	1.4%

Total Sources	$55,580,006	100.0%	Total Uses	$55,580,006	100.0%

(1)	Calculated based on the aggregate balance of the GSA Portfolio Whole Loan.
(2)	The Cut-off Date Principal Balance of $27,384,375 represents the controlling note A-1 of a $54,768,750 whole loan evidenced by two pari passu notes. The companion loan, with a principal balance of $27,384,375 is expected to be contributed to one or more future securitization transactions.
(3)	Replacement reserve is capped at $481,735. See “—Escrows” below.
(4)	TI/LC reserve is capped at $1,227,774. See “—Escrows” below.
(5)	Other upfront reserves represent a TI/LC and Capex holdback ($500,000), and a deferred maintenance reserve ($72,966). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “GSA Portfolio Loan”) is part of a whole loan structure (the “GSA Portfolio Whole Loan”) comprised of two pari passu notes that are secured by first mortgages encumbering the borrowers’ fee simple interests in twenty-four office properties located in Mobile, Alabama; Savannah, Georgia; Covington, Georgia; Nashville, Tennessee; Memphis, Tennessee; College Park, Georgia; Tallahassee, Florida; Elizabethtown, Kentucky; Greenville, North Carolina; Birmingham, Alabama; Paducah, Kentucky; Little Rock, Arkansas; Huntsville, Alabama; Columbus, Mississippi; Memphis, Tennessee; Frankfort, Kentucky; Henderson, North Carolina; Gadsden, Alabama; Bessemer, Alabama; Richmond, Kentucky; Tullahoma, Tennessee; Fairhope, Alabama; Lawrenceburg, Tennessee, and Moss Point, Mississippi (each individually, a “GSA Portfolio Property” and, collectively, the “GSA Portfolio Properties”). The GSA Portfolio Loan (evidenced by note A-1) has an outstanding principal balance as of the Cut-off Date of $27,384,375 and represents approximately 3.3% of the Initial Pool Balance. The related companion loan (the “GSA Portfolio Companion Loan”) has an outstanding principal balance as of the Cut-off Date of $27,384,375 and represents a non-controlling interest in the GSA Portfolio Whole Loan and is currently held by Goldman Sachs Mortgage Company and expected to be contributed to one or more future securitization transactions. The GSA Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on October 13, 2015. The GSA Portfolio Whole Loan has an original principal balance of $54,768,750 and each note has an interest rate of 4.9060% per annum. The borrowers utilized the proceeds of the GSA Portfolio Whole Loan to refinance the existing debt on the GSA Portfolio Properties, fund reserves and pay origination costs.

The GSA Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The GSA Portfolio Whole Loan requires interest only payments on each due date through and including the due date in November 2016 and thereafter requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the GSA Portfolio Whole Loan is the due date in November 2025. Voluntary prepayment of the GSA Portfolio Whole Loan is prohibited prior to August 6, 2025. Provided that no event of default under the GSA Portfolio Whole Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the GSA Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the GSA Portfolio Whole Loan is deposited.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	The Mortgaged Properties. The GSA Portfolio Properties are comprised of 24 buildings built between 2001 and 2013, located in eight states. The GSA Portfolio Properties consist of 409,258 SF and as of October 1, 2015 Total and Owned Occupancy are both 91.7%.

The following table presents certain information relating to the GSA Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)	Year Built	Appraised Value(1)	UW NCF(1)
Mobile	Mobile	AL	$3,787,500	50,816	100.0%	2002	$10,100,000	$733,585
Savannah	Savannah	GA	3,075,000	35,938	100.0%	2007	8,200,000	450,484
Covington	Covington	GA	2,100,000	32,543	69.2%	2010	5,600,000	438,195
Nashville	Nashville	TN	1,687,500	18,575	100.0%	2009	4,500,000	308,578
Memphis - Midtown	Memphis	TN	1,425,000	21,250	100.0%	2003	3,800,000	245,906
Atlanta	College Park	GA	1,312,500	22,100	100.0%	2006	3,500,000	201,858
Tallahassee	Tallahassee	FL	1,181,250	25,306	50.0%	2010	3,150,000	129,774
Elizabethtown	Elizabethtown	KY	1,162,500	12,215	100.0%	2003	3,100,000	198,608
Greenville	Greenville	NC	1,087,500	13,775	100.0%	2003, 2013	2,900,000	212,131
Birmingham	Birmingham	AL	1,012,500	16,544	100.0%	2004	2,700,000	171,298
Paducah	Paducah	KY	975,000	23,000	50.0%	2008	2,600,000	171,226
Little Rock	Little Rock	AK	956,250	23,495	100.0%	2002	2,550,000	127,590
Huntsville	Huntsville	AL	918,750	13,000	100.0%	2008	2,450,000	167,475
Columbus	Columbus	MS	900,000	10,377	100.0%	2002	2,400,000	157,189
Memphis - North	Memphis	TN	787,500	12,545	100.0%	2005	2,100,000	132,353
Frankfort	Frankfort	KY	787,500	14,124	100.0%	2004	2,100,000	146,498
Henderson	Henderson	NC	675,000	8,668	100.0%	2004, 2013	1,800,000	98,649
Gadsden	Gadsden	AL	637,500	10,000	100.0%	2007	1,700,000	124,407
Bessemer	Bessemer	AL	543,750	8,600	100.0%	2007	1,450,000	90,072
Richmond	Richmond	KY	543,750	7,189	100.0%	2002	1,450,000	84,022
Tullahoma	Tullahoma	TN	525,000	8,280	100.0%	2002	1,400,000	101,146
Fairhope	Fairhope	AL	525,000	7,587	100.0%	2002	1,400,000	80,254
Lawrenceburg	Lawrenceburg	TN	468,750	6,260	100.0%	2001	1,250,000	82,047
Moss Point	Moss Point	MS	309,375	7,071	100.0%	2001	825,000	64,892
Total / Wtd. Avg.			$27,384,375	409,258	91.7%		$73,025,000	$4,718,236

(1)	Based on the GSA Portfolio Whole Loan.

The following table presents certain information relating to the major tenants for the GSA Portfolio Properties:

Ten Largest Tenants on Underwritten Base Rent

Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Social Security Administration - Mobile	AAA / Aaa / AA+	50,816	12.4%	$877,592	13.6%	$17.27	7/14/2018	NA
Office of Disability Adjudication and Review - Savannah	AAA / Aaa / AA+	17,969	4.4	417,152	6.5	23.22	6/30/2018	NA
Office of Disability Adjudication and Review - Covington	AAA / Aaa / AA+	16,543	4.0	412,748	6.4	24.95	8/31/2020	NA
Social Security Administration - Nashville	AAA / Aaa / AA+	18,575	4.5	399,363	6.2	21.50	7/31/2019	NA
Office of Disability Adjudication and Review - Tallahassee	AAA / Aaa / AA+	12,653	3.1	366,304	5.7	28.95	10/31/2020	NA
Customs Enforcement - Atlanta	AAA / Aaa / AA+	22,100	5.4	342,992	5.3	15.52	9/30/2016	NA
Pardons/Parole - Savannah	AAA / Aaa / AA+	17,969	4.4	339,880	5.3	18.91	6/30/2016	3, 1-year options
Social Security Administration - Memphis Midtown	AAA / Aaa / AA+	21,250	5.2	279,806	4.3	13.17	5/31/2020	NA
Office of Disability Adjudication and Review - Paducah	AAA / Aaa / AA+	11,500	2.8	269,675	4.2	23.45	11/30/2018	NA
Military Entrance Processing Station - Little Rock	AAA / Aaa / AA+	23,495	5.7	263,954	4.1	11.23	5/31/2017	NA
Ten Largest Tenants		212,870	52.0%	$3,969,467	61.4%	$18.65
Remaining Tenants		162,223	39.6	2,491,937	38.6	15.36
Vacant		34,165	8.3	0	0.0	0.00
Totals / Wtd. Avg. Tenants		409,258	100.0%	$6,461,403	100.0%	$17.23

(1)	Each of the tenants listed above has the right to terminate its lease upon 60 days’ notice except for Pardons/Parole – Savannah which has the right to terminate its lease upon 45 days’ notice.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The following table presents certain information relating to the lease rollover schedule for the GSA Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	40,069	9.8	9.8%	682,872	10.6	17.04	2
2017	76,806	18.8	28.6%	1,129,968	17.5	14.71	6
2018	80,285	19.6	48.2%	1,564,419	24.2	19.49	3
2019	35,119	8.6	56.8%	634,287	9.8	18.06	2
2020	62,991	15.4	72.1%	1,255,853	19.4	19.94	4
2021	4,088	1.0	73.1%	69,496	1.1	17.00	1
2022	22,420	5.5	78.6%	330,920	5.1	14.76	4
2023	44,647	10.9	89.5%	664,434	10.3	14.88	4
2024	8,668	2.1	91.7%	129,153	2.0	14.90	1
2025	0	0.0	91.7%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	91.7%	0	0.0	0.00	0
Vacant	34,165	8.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	409,258	100.0%		$6,461,403	100.0%	$17.23	27

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy for the GSA Portfolio Properties:

Historical Leased %(1)

2013	2014	TTM 8/31/2015
91.6%	91.6%	91.6%

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the indicated year unless specified otherwise.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the GSA Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	TTM 8/31/2015	Underwritten(2)(3)	Underwritten $ per SF
Base Rent	$8,869,937	$8,843,769	$8,833,696	$6,461,403	$15.79
Gross Up Vacancy	0	0	0	708,123	1.73
Total Rent	$8,869,937	$8,843,769	$8,833,696	$7,169,526	$17.52
Total Reimbursables(4)	71,035	76,092	71,538	2,129,049	5.20
Other Income(5)	0	0	0	(27,783)	(0.07)
Less Vacancy & Credit Loss	0	0	0	(1,034,444)	(2.53)
Effective Gross Income	$8,940,972	$8,919,861	$8,905,235	$8,236,348	$20.13

Total Operating Expenses	$2,955,154	$3,032,972	$3,110,184	$3,058,707	$7.47

Net Operating Income	$5,985,818	$5,886,890	$5,795,051	$5,177,641	$12.65
TI/LC	0	0	0	299,294	0.73
Capital Expenditures	0	0	0	160,112	0.39
Net Cash Flow	$5,985,818	$5,886,890	$5,795,051	$4,718,236	$11.53

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of October 1, 2015 and contractual rent steps through November 1, 2015.
(3)	Underwritten net cash flow assumes market vacancy for the submarkets in which the properties are located.
(4)	Historically, the borrower does not separate operating rent from base rent. Underwritten reimburseables reflects the contractual operating rent with CPI adjustments and any real estate tax reimbursements.
(5)	Other income includes TI rent bumps and mark to market rental adjustments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Appraisal. According to the appraisals, dated between July 14, 2015 and August 1, 2015, the GSA Portfolio Properties had an aggregate “as-is” appraised value of $73,025,000.
■	Environmental Matters. According to the Phase I environmental reports, dated between September 23, 2015 and September 30, 2015, there are no recognized environmental conditions or recommendations for further action at any of the GSA Portfolio Properties.
■	Market Overview and Competition. The GSA Portfolio Properties consist of 24 properties in eight states. The following highlights the five largest submarkets:

Mobile, Alabama (13.8% of Cut-off Date Allocated Loan Amount): The Mobile Property is 100% occupied by the Social Security Administration and is located within the Mobile submarket. Per CBRE, current occupancy in the CBD submarket is 87.5% and the Appraiser concluded that market rent for the property is $23.00 per SF.

Savannah, Georgia (11.2% of Cut-off Date Allocated Loan Amount): The Savannah Property is 100% occupied by the Office of Disability Adjudication and Review and Pardons/Parole - Savannah. Per CBRE, the property is located in the Greater Savannah Submarket, which has a current market occupancy of 95.0%. and appraiser concluded that market rent for this property is $24.00 per SF.

Covington, Georgia (7.7% of Cut-off Date Allocated Loan Amount): The Covington Property is 68.7% occupied by the Office of Disability Adjudication and Review and Newton Medical. The Office of Disability Adjudication and Review occupies the second floor space and Newton Medical occupies 37.42% of the first floor space. Per CBRE, the South Atlanta Submarket has a current market occupancy of 86.3% and the appraiser concludes that market rent for this property is $32.00 per SF for the Office of Disability Adjudication and Review and $18.00 per SF for the Newton Medical.

Nashville, Tennessee (6.2% of Cut-off Date Allocated Loan Amount): The Nashville Property is 100% occupied by the Social Security Administration. The property is located within the MetroCenter submarket of Nashville, which is directly north of downtown Nashville. Per CBRE, the current market occupancy for the MetroCenter submarket is 86.3% and the Appraiser concludes that market rent is $26.50 per SF.

Memphis Midtown, Tennessee (5.2% of Cut-off Date Allocated Loan Amount): The Memphis - Midtown Property is 100% occupied by the Social Security Administration. Per CBRE, the current market occupancy is 97.2% and the Appraiser concludes that market rent is $22.00 per SF.

■	The Borrowers. The borrowers are MSDG Atlanta South, LLC, MSDG Bessemer, LLC, MSDG Birmingham, LLC, MSDG Columbus, LLC, MSDG Covington, LLC, MSDG Elizabethtown, LLC, MSDG Fairhope, LLC, MSDG Frankfort, LLC, MSDG Gadsden, LLC, MSDG Greenville, LLC, MSDG Henderson, LLC, MSDG Huntsville, LLC, MSDG Lawrenceburg, LLC, MSDG Little Rock, LLC, MSDG Memphis Midtown, LLC, MSDG Memphis North, LLC, MSDG Mobile, LLC, MSDG Moss Point, LLC, MSDG Nashville, LLC, MSDG Paducah, LLC, MSDG Richmond, LLC, MSDG Savannah, LLC, MSDG Tallahassee, LLC and MSDG Tullahoma, LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the GSA Portfolio Whole Loan. David G. Chandler and Darell Ray Pierce, each an indirect owner of the borrowers, are the non-recourse carveout guarantors under the GSA Portfolio Whole Loan.
■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $151,195, (ii) a deferred maintenance reserve in the amount of $72,966 (iii) an insurance reserve of $66,863 and (iv) a tenant improvement and leasing commission reserve in the amount of $500,000.

On each due date, the borrowers will be required to fund (i) a tax and insurance reserve deposit in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) tenant improvement and leasing commission reserve in the amount of $34,105 (subject to an adjustment for any released portion of the GSA Portfolio Properties), capped at $1,227,774 and (iii) capital expenditure reserve in the amount of $13,382 (subject to an adjustment for any released portion of the GSA Portfolio Properties), capped at 481,735.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Lockbox and Cash Management. The GSA Portfolio Whole Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of the initial GSA Portfolio Cash Management Period, the related loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the GSA Portfolio Properties and all other money received by the borrowers or the property manager with respect to the GSA Portfolio Properties (other than tenant security deposits) be deposited into such lockbox account or the cash management account within one business day following receipt. On each business day during the continuance of a GSA Portfolio Cash Management Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. To the extent that the initial GSA Portfolio Cash Management Period expires or an event of default under the GSA Portfolio Whole Loan is cured, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each business day during a GSA Portfolio Cash Management Period, but to the extent that no GSA Portfolio Trigger Period or event of default under the GSA Portfolio Whole Loan is continuing, all amounts in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be deposited into a borrower-controlled operating account containing only amounts relating to the GSA Portfolio Loan Combination. On each due date during a continuing GSA Portfolio Cash Management Period, provided no event of default under the GSA Portfolio Loan is continuing (an at the lender’s discretion, during an event of default under the GSA Portfolio Loan), the related loan documents require that all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses, be reserved in an excess cash flow reserve account.

A “GSA Portfolio Cash Management Period” means (i) any period from the commencement of a GSA Portfolio Trigger Period to the end of such GSA Portfolio Trigger Period, (ii) any period from the occurrence of an event of default under the GSA Portfolio Loan documents until such event is waived by the lender, or (iii) the period from the commencement of any subsequent GSA Portfolio Trigger Period or event of default until the GSA Portfolio Loan is paid in full.

A “GSA Portfolio Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the GSA Portfolio Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) is 1.25x or less (unless the borrowers deposits $910,000 into the excess cash reserve within 10 business days after a GSA Portfolio Trigger Period would have commenced and each yearly anniversary thereafter that the debt service coverage ratio is 1.25x or less) and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is greater than 1.25x, and (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other GSA Portfolio Trigger Period is ongoing.

■	Property Management. The GSA Portfolio Properties are managed by Chandler Real Estate, Inc. pursuant to a management agreement. Under the GSA Portfolio Property Loan documents, the GSA Portfolio Property is required to remain managed by Chandler Real Estate Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the GSA Portfolio Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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■	Release of Collateral. Provided no monetary event of default under the GSA Portfolio Whole Loan is then continuing, at any time prior to the first due date following the earlier to occur of (a) the third anniversary of the origination date of the GSA Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the GSA Portfolio Whole Loan is deposited, the related borrower may obtain the release of the GSA Portfolio Property located in Tallahassee, Florida from the lien of the GSA Portfolio Loan documents upon the exercise of the repurchase right contained in the Tallahassee Property right of first refusal agreement (the “Tallahassee ROFR”), subject to the satisfaction of certain conditions set forth in the GSA Portfolio Loan documents, including among others: (1) the sale of the Tallahassee Property is only as a result of the exercise of the repurchase right contained in the Tallahassee ROFR following a breach or default by the borrower thereunder; (2) the related borrower is required to prepay to the lender an amount (the “Release Price”) equal to the greater of (i) 125% of its allocated loan amount or (ii) the net sales proceeds from the sale of the related GSA Portfolio Property for the Tallahassee Property in question, a prepayment fee equal to the yield maintenance premium and any other amounts required under the GSA Portfolio Loan documents; (3) delivery of a Rating Agency Confirmation and (4) delivery of a REMIC opinion; and (5) receipt of a Rating Agency Confirmation.

Provided no event of default under the GSA Portfolio Whole Loan is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the GSA Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the GSA Portfolio Whole Loan is deposited, the borrowers may obtain the release of more or more GSA Portfolio Properties from the lien of the GSA Portfolio Loan documents by defeasing either the entire GSA Portfolio Whole Loan, or a portion of the GSA Portfolio Whole Loan equal to the lesser of (i) the sum of the Release Prices of the GSA Portfolio Properties so released and (ii) the portion of the debt that has not been defeased as of the date of such release, provided that after giving effect thereto, unless the GSA Portfolio Whole Loan is defeased in full, debt service coverage ratio for the 12-month period ending on the last day of a fiscal quarter then most recently ended, recalculated to include only income and expense attributable to the GSA Portfolio Properties remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased, is required to be no less than the greater of (i) 1.684x or the debt service coverage ratio immediately prior to such release. Moreover, such defeasance is subject to the satisfaction of certain conditions set forth in the GSA Portfolio Loan documents, including among others: (i) delivery of a Rating Agency Confirmation and (ii) the satisfaction of certain REMIC requirements.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the GSA Portfolio Properties (plus 12 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 6 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the GSA Portfolio Whole Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the GSA Portfolio Properties are separately allocated to each GSA Portfolio Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

PINE CREEK SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Grass Valley, California	Cut-off Date Principal Balance		$25,900,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$119.53
Size (SF)	216,683	Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 10/6/2015	87.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/6/2015	87.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1988 / 2005	Mortgage Rate		4.3100%
Appraised Value	$39,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)	120
		Borrower Sponsor(1)	ACREG Investment Holdings LLC

Underwritten Revenues	$3,561,708
Underwritten Expenses	$960,443	Escrows
Underwritten Net Operating Income (NOI)	$2,601,265		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,456,921	Taxes	$0	$0
Cut-off Date LTV Ratio	66.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	63.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.30x / 2.17x	TI/LC	$450,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.5%	Other(3)	$75,900	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,900,000	67.3%	Purchase Price	$37,750,000	98.0%
Principal’s New Cash Contribution	12,604,277	32.7	Reserves	525,900	1.4
			Closing Costs	228,377	0.6

Total Sources	$38,504,277	100.0%	Total Uses	$38,504,277	100.0%

(1)	ACREG Investment Holdings LLC is the non-recourse carveout guarantor under the Pine Creek Shopping Center Loan.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $40,600,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 66.4%.
(3)	Other upfront reserve represents deferred maintenance reserve.

The following table presents certain information relating to the major tenants at the Pine Creek Shopping Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Raley’s	NR / NR / NR	60,114	27.7%	$495,936	19.1%	$8.25	4/30/2018	$741.84	2.1%	3, 5-year options
JCPenney	B- / NR / CCC+	37,259	17.2	234,750	9.1	6.30	11/30/2018	$185.47	4.6%	3, 5-year options
Petco	NR / B3 / B	12,000	5.5	222,000	8.6	18.50	1/31/2021	NA	NA	2, 5-year options
Foothill Mattress Center	NR / NR / NR	6,516	3.0	178,373	6.9	27.37	1/31/2022	$248.15	13.1%	NA
Dollar Tree	NR / Ba2 / BB	9,938	4.6	152,548	5.9	15.35	7/31/2024	$240.20	8.1%	1, 5-year option
IHOP	NR / NR / NR	5,000	2.3	134,400	5.2	26.88	1/31/2017	NA	NA	NA
South Yuba Club	NR / NR / NR	12,567	5.8	134,090	5.2	10.67	9/30/2016	$48.72	30.3%	NA
ReMax	NR / NR / NR	5,800	2.7	91,116	3.5	15.71	1/31/2019	NA	NA	NA
Starbucks	A- / A2 / A-	3,300	1.5	87,120	3.4	26.40	8/31/2021	NA	NA	4, 5-year options
Carl’s Jr.(3)	NR / B2 / B-	2,536	1.2	82,500	3.2	32.53	2/28/2019	NA	NA	1, 57-month option
Ten Largest Tenants		155,030	71.5%	$1,812,834	69.9%	$11.69
Remaining Owned Tenants		33,583	15.5	779,468	30.1	23.21
Vacant (Owned Space)		28,070	13.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		216,683	100.0%	$2,592,303	100.0%	$13.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales data are as of 12/31/2013.
(3)	Carl’s Jr. is a ground lease tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

PINE CREEK SHOPPING CENTER

The following table presents the lease rollover schedule at the Pine Creek Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0	0	0.0	0.00	0
2016	12,567	5.8	5.8	134,090	5.2	10.67	1
2017	15,720	7.3	13.1	416,007	16.0	26.46	7
2018	100,326	46.3	59.4	806,824	31.1	8.04	4
2019	15,745	7.3	66.6	349,491	13.5	22.20	7
2020	10,341	4.8	71.4	193,470	7.5	18.71	5
2021	16,200	7.5	78.9	333,420	12.9	20.58	3
2022	7,776	3.6	82.5	206,452	8.0	26.55	2
2023	0	0.0	82.5	0	0.0	0.00	0
2024	9,938	4.6	87.0	152,548	5.9	15.35	1
2025	0	0.0	87.0	0	0.0	0.00	0
2026 & Thereafter	0	0.0	87.0	0	0.0	0.00	0
Vacant	28,070	13.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	216,683	100.0%		$2,592,303	100.0%	$13.74	30

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Pine Creek Shopping Center Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	87.1%	89.9%	90.8%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated time period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

PINE CREEK SHOPPING CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pine Creek Shopping Center Property:

Cash Flow Analysis(1)

	2013	2014	TTM 8/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,582,089	$2,605,312	$2,577,454	$2,592,303	$11.96
Gross Up Vacancy	0	0	0	643,227	2.97
Total Rent	$2,582,089	$2,605,312	$2,577,454	$3,235,530	$14.93
Total Reimbursables	617,315	542,009	601,414	743,617	3.43
Other Income	166,464	16,992	92,915	225,788	1.04
Vacancy & Credit Loss	0	0	0	(643,227)	(2.97)
Effective Gross Income	$3,365,868	$3,164,313	$3,271,783	$3,561,708	$16.44

Real Estate Taxes	$321,049	$312,124	$312,124	$403,366	$1.86
Insurance	68,585	63,080	61,535	44,470	0.21
Management Fee	67,851	65,799	68,267	106,851	0.49
Other Operating Expenses	478,734	387,889	405,755	405,755	1.87
Total Operating Expenses	$936,219	$828,872	$847,681	$960,443	$4.43

Net Operating Income	$2,429,649	$2,335,441	$2,424,103	$2,601,265	$12.00
TI/LC	0	0	0	88,007	0.41
Replacement Reserves	0	0	0	56,338	0.26
Net Cash Flow	$2,429,649	$2,335,441	$2,424,103	$2,456,921	$11.34

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of October 6, 2015 and rent steps through December 31, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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131

BERNAL PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CCRE
Location (City/State)	San Jose, California	Cut-off Date Principal Balance		$24,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$171.97
Size (SF)	139,559	Percentage of Initial Pool Balance		2.9%
Total Occupancy as of 10/8/2015	98.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/8/2015	98.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1999-2001 / 2003	Mortgage Rate		4.3005%
Appraised Value	$40,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsors(1)	Michael T. LaBarbera and Robert B. Facchino, II

Underwritten Revenues	$3,590,894
Underwritten Expenses	$1,011,138	Escrows
Underwritten Net Operating Income (NOI)	$2,579,756		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,482,065	Taxes	$189,333	$47,333
Cut-off Date LTV Ratio	60.0%	Insurance	$27,153	$2,468
Maturity Date LTV Ratio	60.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.47x / 2.37x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.7% / 10.3%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$24,000,000	100.0%	Loan Payoff	$20,635,844	86.0%
			Principal Equity Distribution	2,777,714	11.6
			Closing Costs	369,957	1.5
			Reserves	216,486	0.9
Total Sources	$24,000,000	100.0%	Total Uses	$24,000,000	100.0%

(1)	Michael T. LaBarbera and Robert B. Facchino, II are the guarantors of the non-recourse carveouts under the Bernal Plaza Loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Bernal Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Golds Gym	NR / NR / NR	30,930	22.2%	$430,276	15.2%	$13.91	5/31/2019	NA	NA	1, 5-year option
Ross Stores	NR /A3 / A-	31,529	22.6	331,055	11.7	10.50	1/31/2020	$211	7.1%	4, 5-year options
Staples	BBB- /Baa2 /BBB-	23,971	17.2	316,417	11.1	13.20	7/8/2017	NA	NA	3, 5-year options
JPMorganChase Bank	A+ / A3 / A	5,000	3.6	210,000	7.4	42.00	11/20/2019	NA	NA	3, 5-year options
Bernal Shell	NR / NR / NR	5,600	4.0	207,000	7.3	36.96	1/31/2019	NA	NA	3, 5-year options
Sweet Tomatoes	NR / NR / NR	12,937	9.3	197,164	6.9	15.24	6/14/2019	NA	NA	2, 5-year options
McDonalds	BBB+ / A3 / A-	3,864	2.8	167,296	5.9	43.30	11/8/2019	NA	NA	4, 5-year options
Baja Fresh Mexican Grill	NR / NR / NR	4,121	3.0	148,356	5.2	36.00	2/28/2020	NA	NA	2, 5-year options
Precision Eye Care Centers	NR / NR / NR	1,600	1.1	70,080	2.5	43.80	3/31/2016	NA	NA	1, 5-year option
Regal Bagel	NR / NR / NR	1,622	1.2	68,124	2.4	42.00	3/31/2024	NA	NA	1, 5-year option
Ten Largest Owned Tenants		121,174	86.8%	$2,145,768	75.6%	$17.71
Remaining Owned Tenants		15,945	11.4	694,040	24.4	43.53
Vacant Spaces (Owned Space)		2,440	1.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		139,559	100.0%	$2,839,808	100.0%	$20.71

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

BERNAL PLAZA

The following table presents certain information relating to the lease rollover schedule at the Bernal Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	2,881	2.1	2.1%	126,309	4.4	43.84	2
2017	26,664	19.1	21.2%	439,609	15.5	16.49	3
2018	1,245	0.9	22.1%	51,512	1.8	41.38	1
2019	64,189	46.0	68.1%	1,466,124	51.6	22.84	10
2020	38003	27.2	95.3%	581,705	20.5	15.31	4
2021	0	0.0	95.3%	0	0.0	0.00	0
2022	0	0.0	95.3%	0	0.0	0.00	0
2023	1,500	1.1	96.4%	66,840	2.4	44.56	1
2024	2,637	1.9	98.3%	107,709	3.8	40.85	2
2025 & Thereafter	0	0.0	98.3%	0	0.0	0.00	0
Vacant	2,440	1.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	139,559	100.0%		$2,839,808	100.0%	$20.71	23

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at Bernal Plaza Property:

Historical Leased %(1)

	2010	2011	2012	2013	2014
Owned Space	99.3%	98.8	98.8%	98.3%	98.3

(1)	As provided by the borrowers and represents occupancy as of December 31 for the indicated year unless otherwise specified.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Bernal Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$2,608,817	$2,692,875	$2,699,266	$2,761,993	$3,044,768	$21.82
Gross Up Vacancy	0	0	0	0	102,480	0.73
Total Rent	$2,608,817	$2,692,875	$2,699,266	$2,761,993	$2,942,288	$21.08
Total Reimbursables	782,017	748,049	882,304	834,047	837,601	6.00
Other Income	0	0	0	0	0	0
Vacancy & Credit Loss	0	0	0	0	(188,994)	(1.35)
Effective Gross Income	$3,390,834	$3,440,923	$3,581,570	$3,596,040	$3,590,894	$25.73

Total Operating Expenses	$922,584	$972,907	$1,000,253	$1,009,508	$1,011,138	$7.25

Net Operating Income	$2,468,250	$2,468,016	$2,581,317	$2,586,532	$2,579,756	$18.49
TI/LC	0	0	0	0	69,780	0.50
Capital Expenditures	0	0	0	0	27,912	0.20
Net Cash Flow	$2,468,250	$2,468,016	$2,581,317	$2,586,532	$2,482,065	$17.79

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on contractual rents as of August 8, 2015 and rent steps through August 31, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

DOUBLETREE HOTEL UNIVERSAL

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Orlando, Florida	Cut-off Date Principal Balance(4)		$19,478,787
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)		$68,658.38
Size (Rooms)	742	Percentage of Initial Pool Balance		2.4%
Total TTM Occupancy as of 7/31/2015	85.2%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 7/31/2015	85.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1972 / 2007-2008	Mortgage Rate		4.9000%
Appraised Value	$76,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		NAP
		Borrower Sponsors(5)	Sagicor Real Estate X Fund Limited and X Fund Properties Limited
Underwritten Revenues	$29,931,491
Underwritten Expenses	$21,890,963
Underwritten Net Operating Income (NOI)	$8,040,528	Escrows
Underwritten Net Cash Flow (NCF)	$6,843,268		Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	56.9%	Taxes	$548,750	$68,594
Maturity Date LTV Ratio(2)(3)	41.4%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.48x / 2.11x	FF&E	$0	$98,485
Debt Yield Based on Underwritten NOI / NCF(2)	15.8% / 13.4%	Other(6)	$13,535,281	$0

Sources and Uses

Sources	$	%	Uses	$	%
Whole Loan Amount	$51,000,000	57.0%	Purchase Price	$75,000,000	83.8%
Principal’s New Cash Contribution	38,519,818	43.0	Reserves	14,084,031	15.7
			Closing Costs	435,786	0.5

Total Sources	$89,519,818	100.0%	Total Uses	$89,519,818	100.0%

(1)	The Cut-off Date LTV Ratio is calculated based on the $76,000,000 “as is” appraised value plus a $13,457,731 property improvement plan (“PIP”) reserve for capital improvements valued in the appraisal at $15,800,000 upon completion. The Cut-off Date LTV Ratio calculated based on the “as is” appraised value without the PIP reserve is 67.0%.

(2)	Calculated based on the aggregate balance of the DoubleTree Hotel Universal Whole Loan.

(3)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $101,000,000. The Maturity Date LTV Ratio calculated based on the “as is” appraised value plus the PIP reserve ($89,457,731) is 46.7% and the Maturity Date LTV Ratio calculated based on the “as is” appraised value of $76,000,000 is 55.0%.

(4)	The Cut-off Date Principal Balance of $19,478,787 represents the non-controlling note A-2 of a $50,944,521 whole loan evidenced by three pari passu notes. The companion loans are evidenced by note A-1 with a principal balance as of the Cut-off Date of $18,479,875, which was contributed to the GSMS 2015-GC34 transaction and note A-3 with a principal balance as of the Cut-off Date of $12,985,858, which is expected to be contributed to one or more future securitization transactions.

(5)	Sagicor Real Estate X Fund Limited and X Fund Properties Limited are the non-recourse carveout guarantors under the DoubleTree Hotel Universal Loan.

(6)	Other upfront reserve represents a PIP reserve ($13,457,731) and a deferred maintenance reserve ($77,550).

2014 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Corporate
DoubleTree Hotel Universal	26.0%	20.0%	54.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the DoubleTree Hotel Universal Property and various market segments, as provided in the July 2015 travel research report:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM July 2015	116.6%	93.8%	109.4%
TTM July 2014	110.7%	95.6%	105.8%
TTM July 2013	125.9%	102.5%	129.0%

(1)	Source: July 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

DOUBLETREE HOTEL UNIVERSAL

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the DoubleTree Hotel Universal Property:

DoubleTree Hotel Universal(1)

	2013	2014	TTM 7/31/2015
Occupancy	74.4%	82.4%	85.2%
ADR	$89.67	$87.38	$91.75
RevPAR	$66.68	$71.99	$78.19

(1)	As provided by the borrower and represents averages for the indicated periods.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the DoubleTree Hotel Universal Property:

Cash Flow Analysis(1)

	2013	2014	TTM 7/31/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$18,059,648	$19,496,950	$21,177,297	$21,177,297	$28,541
Food & Beverage Revenue	5,208,988	5,572,623	6,636,446	6,636,446	8,944
Telephone Revenue	82,838	57,099	43,391	43,391	58
Other Revenue(2)	1,598,997	2,006,682	2,074,357	2,074,357	2,796
Total Revenue	$24,950,471	$27,133,354	$29,931,491	$29,931,491	$40,339

Room Expense	$5,418,095	$6,013,737	$6,242,974	$6,242,974	$8,414
Food & Beverage Expense	3,497,525	3,682,393	4,416,674	4,416,674	5,952
Telephone Expense	215,144	191,793	106,437	106,437	143
Other Expense	521,093	630,613	637,596	637,596	859
Total Departmental Expense	$9,651,857	$10,518,536	$11,403,681	$11,403,681	$15,369
Total Undistributed Expense	8,585,107	8,689,402	9,031,832	9,319,816	12,560
Total Fixed Expense	1,794,041	1,700,672	1,632,071	1,167,466	1,573
Total Operating Expenses	$20,031,005	$20,908,610	$22,067,584	$21,890,963	$29,503

Net Operating Income	$4,919,466	$6,224,744	$7,863,907	$8,040,528	$10,836
FF&E	998,019	1,085,334	1,197,260	1,197,260	1,614
Net Cash Flow	$3,921,447	$5,139,410	$6,666,647	$6,843,268	$9,223

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

LAKE FOREST PLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Blue Ash, Ohio	Cut-off Date Principal Balance		$18,610,000
Property Type	Office	Cut-off Date Principal Balance per SF		$85.41
Size (SF)	217,887	Percentage of Initial Pool Balance		2.3%
Total Occupancy as of 8/1/2015	96.6%	Number of Related Mortgage Loans(2)		2
Owned Occupancy as of 8/1/2015	96.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1985 / NAP	Mortgage Rate		4.4990%
Appraised Value	$23,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
		Borrower Sponsor(3)	Blue Ash Deerfield Holdings, LLC
Underwritten Revenues	$4,110,377
Underwritten Expenses	$1,865,557	Escrows
Underwritten Net Operating Income (NOI)	$2,244,820		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,001,587	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	75.0%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	65.6%	Replacement Reserve	$0	$4,861
DSCR Based on Underwritten NOI / NCF	1.98x / 1.77x	TI/LC(4)	$0	$16,667
Debt Yield Based on Underwritten NOI / NCF	12.1% / 10.8%	Other(5)	$1,978,998	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,610,000	73.9%	Purchase Price	$23,000,000	91.4%
Principal’s New Cash Contribution	6,562,028	26.1	Reserves	1,978,998	7.9
			Closing Costs	193,030	0.8

Total Sources	$25,172,028	100.0%	Total Uses	$25,172,028	100.0%

(1)	The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are each calculated based on the “as-is” appraised value of $23,000,000 plus a $1,819,000 capital deduction (for which the borrower reserved $1,819,300) related to planned capital projects. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio calculated without adjusting for the capital deduction are 80.9% and 70.8%, respectively.
(2)	The borrower sponsor for the Lake Forest Place Loan is also the borrower sponsor for the Deerfield Crossing Loan.
(3)	Blue Ash Deerfield Holdings, LLC is the borrower sponsor and non-recourse carveout guarantor.
(4)	TI/LC reserve is capped at $600,000.
(5)	Other upfront reserve represents unfunded obligations related to deferred maintenance ($1,819,300), outstanding free rent ($89,367), tenant improvements ($52,831) and environmental reserve ($17,500).

The following table presents certain information relating to the major tenants at the Lake Forest Place Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
General Electric	NR / A1 / AA+	55,842	25.6%	$586,654	25.0%	$10.51	9/30/2018	1, 5-year option
ADS Alliance Data Systems	NR / NR / NR	28,028	12.9	336,616	14.4	12.01	12/31/2018	1, 5-year option
Schulman Associates	NR / NR / NR	28,688	13.2	299,243	12.8	10.43	5/17/2019	2, 5-year options
Sedgwick Claims Management	NR / NR / NR	19,114	8.8	210,254	9.0	11.00	7/31/2018	NA
Microsoft(2)	AA+ / Aaa / AAA	15,479	7.1	169,290	7.2	10.94	1/31/2022	1, 5-year option
Sogeti USA	NR / NR / NR	14,143	6.5	161,369	6.9	11.41	5/31/2021	NA
Logic Technology, Inc.	NR / NR / NR	12,230	5.6	141,341	6.0	11.56	5/31/2017	NA
LendKey Technologies	NR / NR / NR	8,520	3.9	91,751	3.9	10.77	8/16/2019	1, 5-year option
Right Management, Inc.	NR / NR / NR	5,696	2.6	80,143	3.4	14.07	6/30/2016	NA
Fusion Alliance	NR / NR / NR	6,860	3.1	77,346	3.3	11.27	5/8/2020	1, 5-year option
Ten Largest Tenants		194,600	89.3%	$2,154,006	91.9%	$11.07
Remaining Tenants		15,873	7.3	189,483	8.1	11.94
Vacant		7,414	3.4	0	0.0	0.00
Totals / Wtd. Avg. Tenants		217,887	100.0%	$2,343,489	100.0%	$11.13

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Microsoft may terminate its lease effective July 31, 2020 with written notice on or before October 31, 2019 for a termination fee of $199,290. Microsoft also has the right to expand into vacant space on 1st floor with 30 days prior written notice. The term for the expansion is required to be coterminous with existing space, but in no event less than 3 years.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

LAKE FOREST PLACE

The following table presents certain information relating to the lease rollover schedule at the Lake Forest Place Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	7,520	3.5	3.5%	106,684	4.6	14.19	2
2017	14,671	6.7	10.2%	141,341	6.0	9.63	2
2018	102,984	47.3	57.4%	1,133,524	48.4	11.01	3
2019	42,257	19.4	76.8%	446,691	19.1	10.57	4
2020	12,340	5.7	82.5%	140,538	6.0	11.39	2
2021	15,222	7.0	89.5%	205,422	8.8	13.50	2
2022	15,479	7.1	96.6%	169,290	7.2	10.94	1
2023	0	0.0	96.6%	0	0.0	0.00	0
2024	0	0.0	96.6%	0	0.0	0.00	0
2025	0	0.0	96.6%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	96.6%	0	0.0	0.00	0
Vacant	7,414	3.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	217,887	100.0%		$2,343,489	100.0%	$11.13	16

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Lake Forest Place Property:

Historical Leased %(1)

2013	2014
78.3%	81.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lake Forest Place Property:

Cash Flow Analysis(1)

	2013	2014	TTM 5/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,702,203	$1,841,003	$2,051,929	$2,343,489	$10.76
Gross Up Vacancy	0	0	0	150,949	0.69
Total Rent	$1,702,203	$1,841,003	$2,051,929	$2,494,438	$11.45
Total Reimbursables	1,534,801	1,655,781	1,695,226	1,873,975	8.60
Other Income	209,199	240,147	162,325	168,632	0.77
Less Vacancy & Credit Loss	(17,536)	(442)	(1,681)	(426,668)	(1.96)
Effective Gross Income	$3,428,667	$3,736,489	$3,907,799	$4,110,377	$18.86

Total Operating Expenses	$1,827,879	$1,882,155	$1,722,943	$1,865,557	$8.56

Net Operating Income	$1,600,788	$1,854,334	$2,184,856	$2,244,820	$10.30
TI/LC	0	0	0	184,900	0.85
Capital Expenditures	0	0	0	58,333	0.27
Net Cash Flow	$1,600,788	$1,854,334	$2,184,856	$2,001,587	$9.19

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of August 1, 2015 and contractual rent steps through December 31, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

EAST VIKING PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Cedar Falls, Iowa	Cut-off Date Principal Balance		$17,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$115.13
Size (SF)	147,655	Percentage of Initial Pool Balance		2.1%
Total Occupancy as of 10/6//2015(1)	94.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/6/2015(1)	94.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2009-2015 / NAP	Mortgage Rate		4.4465%
Appraised Value	$25,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	24
		Borrower Sponsor(3)	John I. Silverman

Underwritten Revenues	$2,189,990
Underwritten Expenses	$629,388	Escrows
Underwritten Net Operating Income (NOI)	$1,560,603		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,473,588	Taxes	$30,760	$10,253
Cut-off Date LTV Ratio	67.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	55.8%	Replacement Reserves(4)	$0	$1,141
DSCR Based on Underwritten NOI / NCF	1.52x / 1.43x	TI/LC(5)	$0	$6,250
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.7%	Other(6)	$756,007	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,000,000	100.0%	Loan Payoff	$14,074,139	82.8%
			Principal Equity Distribution	1,817,312	10.7
			Reserves	786,767	4.6
			Closing Costs	321,783	1.9

Total Sources	$17,000,000	100.0%	Total Uses	$17,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy includes 3,824 SF for Carters and 3,362 SF for OshKosh which have executed leases, but have not taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all. Rent escrow covering through May 2016 was collected at origination. It is anticipated that rent will commence in June 2016. Total Occupancy and Owned Occupancy excluding these tenants are both 89.7%.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $26,000,000, which assumes the two signed-not-open tenants take occupancy and begin paying rent by June 2016. The Maturity Date LTV Ratio calculated based on the “as-is” value is 57.8%.
(3)	John I. Silverman is the non-recourse carveout guarantor under the East Viking Plaza Loan.
(4)	Replacement reserves are capped at $54,764.
(5)	TI/LC reserve is capped at $300,000.
(6)	Other reserves represent $428,803 for Carters and OshKosh expansion obligations, $248,338 for unfunded obligations and $78,867 for rent escrow.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the East Viking Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA		% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Scheels (GL)	NR / NR / NR	57,321		38.8%	Yes	$564,996	$9.86	2/29/2028	NA	NA	3, 5-year options

Jr. Anchors
Michaels	NR / NR / B+	17,392		11.8%	Yes	$247,587	$14.24	2/28/2025	$129	11.1%	4, 5-year options
Ulta	NR / NR / NR	10,023		6.8%	Yes	$201,331	$20.09	11/30/2024	NA	NA	3, 5-year options
Old Navy	BBB- / Baa2 / BBB-	15,000		10.2%	Yes	$258,985	$17.27	10/31/2021	NA	NA	2, 5-year options
Total Anchors		99,736		67.5%

Occupied In-line		34,906	(3)	23.6%		$713,927	$20.45
Occupied Outparcels		4,950		3.4%		$165,163	$33.37
Vacant Space		8,063		5.5%		$0
Total SF		147,655		100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Michaels sales are the 9 months (ending June 2015) annualized.
(3)	The 34,906 occupied in-line space includes 3,824 SF for Carters and 3,362 SF for OshKosh which have executed leases, but have not taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

EAST VIKING PLAZA

The following table presents certain information relating to the major tenants at the East Viking Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Scheels (GL)(2)	NR / NR / NR	57,321	38.8%	$258,780	16.2%	$4.51	2/29/2028	NA	NA	3, 5-year options
Old Navy	BBB- / Baa2 / BBB-	15,000	10.2	210,000	13.2	14.00	10/31/2021	NA	NA	2, 5-year options
Michaels	NR / NR / B+	17,392	11.8	191,312	12.0	11.00	2/28/2025	NA	NA	4, 5-year options
Ulta	NR / NR / NR	10,023	6.8	169,890	10.7	16.95	11/30/2024	NA	NA	3, 5-year options
Rue 21	NR / NR / NR	5,500	3.7	121,000	7.6	22.00	1/31/2020	NA	NA	2, 5-year options
Lane Bryant	NR / NR / NR	4,500	3.0	83,250	5.2	18.50	1/31/2025	NA	NA	2, 5-year options
Shoe Show	NR / NR / NR	5,600	3.8	78,400	4.9	14.00	3/31/2020	NA	NA	2, 5-year options
Midwest Mattress	NR / NR / NR	4,100	2.8	73,800	4.6	18.00	4/30/2022	NA	NA	2, 5-year options
Carters(3)	NR / NR/ BB+	3,824	2.6	73,400	4.6	19.19	5/31/2026	NA	NA	3, 5-year options
Maurices	NR / NR / NR	5,000	3.4	72,500	4.6	14.50	6/30/2021	$302	5.9%	2, 5-year options
Ten Largest Tenants		128,260	86.9%	$1,332,332	83.6%	$10.39
Remaining Owned Tenants		11,332	7.7	260,841	16.4	23.02
Vacant (Owned Space)		8,063	5.5	0	0.0	0.00
Total / Wtd. Avg. All Tenants		147,655	100.0%	$1,593,173	100.0%	$11.41

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Scheels occupies space under a ground lease.
(3)	Carters has the right to terminate its lease if sales never exceed $1,100,000 in the first five years of the lease. Carters’ lease is anticipated to start 6/1/2016. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The following table presents the lease rollover schedule at the East Viking Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	14,550	9.9	9.9%	306,002	19.2	21.03	4
2021	20,000	13.5	23.4%	282,500	17.7	14.13	2
2022	7,120	4.8	28.2%	122,120	7.7	17.15	2
2023	0	0.0	28.2%	0	0.0	0.00	0
2024	10,023	6.8	35.0%	169,890	10.7	16.95	1
2025	23,392	15.8	50.9%	315,512	19.8	13.49	3
2026 & Thereafter	64,507	43.7	94.5%	397,149	24.9	6.16	3
Vacant	8,063	5.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	147,655	100.0%		$1,593,173	100.0%	$11.41	15

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes 3,824 SF for Carters and 3,362 SF for OshKosh which have executed leases, but have not taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

EAST VIKING PLAZA

The following table presents certain information relating to historical leasing at the East Viking Plaza Property:

Historical Leased %(1)

	2013	2014	As of 10/6/2015
Owned Space	NA	NA	94.5%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year. The East Viking Plaza Property was built in phases between 2009 and 2015. As a result, historical occupancy prior to stabilization in 2015 is not applicable.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the East Viking Plaza Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$1,593,173	$10.79
Gross Up Vacancy	222,033	1.50
Total Rent	$1,815,205	$12.29
Total Reimbursables	558,817	3.78
Other Income(4)	38,000	0.26
Vacancy & Credit Loss	(222,033)	(1.50)
Effective Gross Income	$2,189,990	$14.83

Real Estate Taxes	$379,107	$2.57
Insurance	9,983	0.07
Management Fee	87,600	0.59
Other Operating Expenses	152,698	1.03
Total Operating Expenses	$629,388	$4.26

Net Operating Income	$1,560,603	$10.57
TI/LC	73,324	0.50
Replacement Reserves	13,691	0.09
Net Cash Flow	$1,473,588	$9.98

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.
(2)	Greater than 50% of net rentable area was leased in late 2014 and early 2015, therefore historical operating statements are not relevant to stabilized operations.
(3)	Underwritten Base Rent is based on contractual rents as of the 10/6/2015 rent roll. Rental income from Carters/OshKosh has been included in effective gross income although they have not yet taken occupancy of their space. At origination, rent was held back in the amount of $78,867 for rent through May 2016.
(4)	Overage rent of $38,000 is for Maurices and is based on their TTM actual sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, may not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis.

National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm.

If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.

Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU (the Alternative Investment Fund Managers Directive (the “AIFMD”)); (ii) will apply from January 1, 2016 to investments in securitizations by EEA insurance and reinsurance undertakings subject to the Solvency II Directive 2009/138/EC (“Solvency II”); and (iii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA undertakings for collective investment in transferable securities.

Similar Requirements are not identical to the Retention Requirement and Due Diligence Requirement in CRR, and in particular, additional due diligence requirements apply to investors subject to AIFMD and Solvency II. Similar Requirements not yet in effect may, when they become effective, apply to securitization instruments already issued, including the certificates. None of the sponsors, the depositor or any other party intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—	The Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”) enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations. New capital regulations were issued by the banking regulators in July 2013 and began phasing in on January 1, 2014; these regulations implement the increased capital requirements established under the Basel Accord. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. As a result of these regulations, investments in commercial mortgage-backed securities like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of commercial mortgage-backed securities for their regulatory capital purposes.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the regulations adopted to implement Section 619 of the Dodd-Frank Act (such statutory provision together with such implementing regulations, the “Volcker Rule”). The Volcker Rule generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013. Conformance with the Volcker Rule and its implementing regulations is required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). In the interim, banking entities must make good faith efforts to conform their activities and investments to the Volcker Rule. Under the Volcker Rule, unless

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

SUMMARY OF CERTAIN RISK FACTORS (continued)

otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative, the Non-Serviced Whole Loan Directing Holders, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the directing holder for a non-serviced whole loan under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the directing holder for a non-serviced whole loan under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class E, Class F and Class G certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., Cantor Fitzgerald & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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